As filed with the Securities and Exchange Commission on September 19, 2003

                                                    1933 Act File No. 333-107448
                                                     1940 Act File No. 811-21334

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [X] Pre-Effective Amendment No. 1
                        [ ] Post-Effective Amendment No.

                                       and

      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               [X] Amendment No. 7

                  Neuberger Berman Income Opportunity Fund Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

     Arthur C. Delibert, Esq.                   Ellen Metzger, Esq.
     Kirkpatrick & Lockhart LLP                 Neuberger Berman, LLC
     1800 Massachusetts Avenue, N.W.            605 Third Avenue
     2nd Floor                                  New York, New York 10158-3698
     Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                 -----------------------------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------
Title of Securities   Amount Being       Proposed Maximum   Proposed Maximum   Amount of
Being Registered      Registered         Offering Price     Aggregate          Registration Fee(2)
                                         Per Unit(1)        Offering Price(1)
-------------------------------------------------------------------------------------------------
Preferred Stock       5020               $25,000            $125,500,000       $10,152.95
-------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Of which, $323.60 was previously paid. $1,752.34 of the remaining fee represents fee offset from pre-effective amendment number 2 to the Fund's common share registration statement (File No. 333-104614), filed on June 23, 2003.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED SEPTEMBER 19, 2003




PROSPECTUS                                               [NEUBERGER BERMAN LOGO]



                                  $125,500,000

                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                            AUCTION PREFERRED SHARES


                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             2,510 SHARES, SERIES A
                             2,510 SHARES, SERIES B

                                   ---------


    THE OFFERING. Neuberger Berman Income Opportunity Fund Inc. (the "Fund") is offering 2,510 Series A auction preferred shares and 2,510 Series B auction preferred shares. The shares are referred to in this Prospectus as "Preferred Shares."



    The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income; capital appreciation is a secondary investment objective.


    Under normal market conditions, the Fund:


    - will invest at least 80% of its total assets in a combination of
      (1) high-yield corporate debt securities rated, at the time of investment, below investment grade--I.E., rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or, if unrated by either of those entities, determined by Neuberger Berman Management Inc. ("NB Management") to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts ("REITs")); and


    - may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

    While the proportions of high-yield and real estate company securities will change over time to reflect NB Management's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of real estate companies.

                                                   (CONTINUED ON FOLLOWING PAGE)
                                 --------------


    THE FUND'S INVESTMENT POLICY OF INVESTING IN HIGH-YIELD CORPORATE DEBT SECURITIES AND SECURITIES OF REAL ESTATE COMPANIES, INCLUDING REITS, AND ITS USE OF LEVERAGE THROUGH THE ISSUANCE OF PREFERRED SHARES, INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 31.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 -------------


                                                              PER SHARE            TOTAL
                                                              ---------         ------------
Public Offering Price                                          $25,000          $
Sales Load                                                     $                $
Proceeds to the Fund                                           $                $


    Total expenses of the Preferred Share offering paid by the Fund (which do not include the sales load) are estimated to be $ . This amount has not been subtracted from "Proceeds to the Fund" in the above chart.

    The underwriters expect to deliver the Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, on or about September
  , 2003.

                                 --------------
CITIGROUP
                                                             MERRILL LYNCH & CO.


September   , 2003

(CONTINUED FROM PREVIOUS PAGE)


    An Asset Allocation Committee will periodically allocate assets between the high-yield corporate debt security asset class and the real estate company security asset class based on an analysis of relative historic and projected sector spreads and total returns--e.g., the differences in yield between the sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk.


    Below investment grade quality debt securities (also called high-yield securities) are commonly referred to as "junk bonds." Securities of below investment grade quality are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

    INVESTMENT MANAGER AND SUB-ADVISER. NB Management will act as the Fund's investment manager and Neuberger Berman, LLC will act as the Fund's sub-adviser (collectively, the investment manager and the sub-adviser are referred to as "Neuberger Berman"). See "Management of the Fund."

    As of June 30, 2003, Neuberger Berman and its affiliates had $63.7 billion in assets under management and continue an asset management history that began in 1939.


    The Fund is offering 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for successive rate periods for the Preferred Shares. Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. Preferred Shares also have priority over the Fund's common stock ("Common Shares") as to distribution of assets as described in this Prospectus. See "Description of Preferred Shares."
The dividend rate for the initial rate period will be    % for Series A
Preferred Shares and    % for Series B Preferred Shares. The initial rate period
is from the date of issuance through         , 2003 for Series A Preferred
Shares and from the date of issuance through         , 2003 for Series B
Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on rates set at auction. These auctions will usually be held every 7 days.



    After the initial rate period described in this Prospectus, investors may buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The Preferred Shares are not listed on an exchange.


    Each prospective purchaser should review carefully the detailed information regarding the auction procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an order placed at an auction constitutes a commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository). The Preferred Shares are redeemable in whole or in part, at the option of the Fund, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated unpaid dividends to the date of redemption. See "Description of Preferred Shares--Redemption."


    The Preferred Shares will be senior to the Fund's outstanding Common Shares. The Common Shares are traded on the American Stock Exchange under the symbol "NOX." It is a condition of closing of this offering that the Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings and of Aaa from Moody's Investors Service, Inc.



    You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares, and retain it for future reference. A Statement of Additional Information, dated September
        , 2003, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into, which means that it is a part of this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 67 of this Prospectus, by calling 877-461-1899 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (HTTP://WWW.SEC.GOV).



    The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.
                              -------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Prospectus Summary................................    1
Financial Highlights..............................   17
The Fund..........................................   18
Use of Proceeds...................................   18
Capitalization....................................   19
The Fund's Investments............................   19
Interest Rate Transactions........................   29
Risks.............................................   31
Management of the Fund............................   43
Description of Preferred Shares...................   46
The Auction.......................................   56
Description of Common Shares......................   61
Anti-takeover and Other Provisions in the
  Articles of Incorporation.......................   61
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-end Fund.....................   62
Tax Matters.......................................   62
Underwriting......................................   65
Custodian, Auction Agent and Transfer Agent.......   66
Legal Opinions....................................   66
Table of Contents of the Statement of Additional
  Information.....................................   67

                               PROSPECTUS SUMMARY

    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S PREFERRED STOCK. YOU SHOULD CAREFULLY READ THE ENTIRE PROSPECTUS, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO IT, PARTICULARLY THE SECTION ENTITLED "RISKS," THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S
ARTICLES SUPPLEMENTARY.


THE FUND..........................................  Neuberger Berman Income Opportunity Fund Inc.
                                                    ("Fund") is a recently organized, non-diversified,
                                                    closed-end management investment company. The Fund
                                                    commenced investment operations on July 2, 2003
                                                    upon the closing of an initial public offering of
                                                    shares of its common stock, par value $.0001 per
                                                    share ("Common Shares"). The Common Shares are
                                                    traded on the American Stock Exchange under the
                                                    symbol "NOX." As of August 15, 2003, the Fund had
                                                    17,723,648 Common Shares outstanding and net
                                                    assets applicable to the Common Shares of
                                                    $249,682,550. See "The Fund."

THE OFFERING......................................  The Fund is offering 2,510 shares of Series A and
                                                    2,510 shares of Series B preferred stock through a
                                                    group of underwriters (the "Underwriters") led by
                                                    Citigroup Global Markets Inc. The shares of
                                                    preferred stock are called "Preferred Shares" in
                                                    the rest of this Prospectus. Issuance of the
                                                    Preferred Shares represents leverage financing of
                                                    the Fund. See "Underwriting."

                                                    The Preferred Shares entitle their holders to
                                                    receive cash dividends at an annual rate that may
                                                    vary for successive rate periods for the Preferred
                                                    Shares. In general, except as described under
                                                    "Dividends and Rate Periods" below and
                                                    "Description of Preferred Shares-Dividends and
                                                    Rate Periods," the rate period for Series A
                                                    Preferred Shares and Series B Preferred Shares
                                                    will be 7 days. The Bank of New York ("Auction
                                                    Agent") will determine the dividend rate for a
                                                    particular rate period by an auction conducted on
                                                    the business day next preceding the start of that
                                                    rate period. See "The Auction."

                                                    The Preferred Shares are not listed on an
                                                    exchange. Instead, investors may buy or sell
                                                    Preferred Shares in an auction that normally is
                                                    held weekly by submitting the orders to a broker-
                                                    dealer that has entered into an agreement with the
                                                    Auction Agent ("Broker-Dealer") or to a
                                                    broker-dealer that has entered into an agreement
                                                    with a Broker-Dealer. In addition to the auctions,
                                                    Broker-Dealers and other broker-dealers may
                                                    maintain a secondary trading market in Preferred
                                                    Shares outside of auctions, but may discontinue
                                                    this activity at any time. There is no assurance
                                                    that a secondary market will be created or, if
                                                    created, that it will provide Preferred
                                                    Stockholders with liquidity or that the trading
                                                    price in any secondary market would be $25,000.
                                                    You may transfer Preferred Shares outside of
                                                    auctions only to or through a Broker-Dealer, or a
                                                    broker dealer that has entered into a separate
                                                    agreement with a Broker-Dealer.

                                                    Generally, investors in Preferred Shares will not
                                                    receive certificates representing ownership of
                                                    their shares. The Depository Trust Company or any
                                                    successor securities depository ("DTC") or its
                                                    nominee for the account of the investor's
                                                    broker-dealer will maintain record ownership of
                                                    Preferred Shares in book-entry form. An investor's
                                                    broker-dealer, in turn, will maintain records of
                                                    that investor's beneficial ownership of Preferred
                                                    Shares.

INVESTMENT OBJECTIVES.............................  The Fund's primary investment objective is high current income; capital appreciation is a
                                                    secondary investment objective. There can be no
                                                    assurance that the Fund's investment objectives
                                                    will be achieved. The investment objectives and,
                                                    unless otherwise specified, the investment
                                                    policies and limitations of the Fund are not
                                                    fundamental. Any investment objective, policy or
                                                    limitation that is not fundamental may be changed
                                                    by the Fund's board of directors (the "Board" or
                                                    the "Board of Directors") without stockholder
                                                    approval. See "The Fund's Investments."

INVESTMENT STRATEGIES.............................  Under normal market conditions, the Fund:
                                                    -  will invest at least 80% of its total assets in
                                                       a combination of (1) high-yield corporate debt
                                                       securities rated, at the time of investment,
                                                       below investment grade--i.e., rated Ba or lower
                                                       by Moody's Investors Service, Inc. ("Moody's")
                                                       or BB or lower by Standard & Poor's, a division
                                                       of The McGraw-Hill Companies, Inc. ("S&P"), or,
                                                       if unrated by either of those entities,
                                                       determined by Neuberger Berman Management Inc.
                                                       ("NB Management") to be of comparable quality,
                                                       and (2) income-producing common equity
                                                       securities, preferred equity securities,
                                                       securities convertible into equity securities
                                                       and non-convertible debt securities issued by
                                                       real estate companies (including real estate
                                                       investment trusts ("REITs")); and
                                                    -  may invest up to 20% of its total assets in
                                                       other debt and equity securities and money
                                                       market instruments.

                                                    While the proportions of high-yield and real
                                                    estate company securities will change over time to
                                                    reflect NB Management's evaluation of the markets,
                                                    the Fund will, under normal market conditions,
                                                    always invest at least 20% of its total assets in
                                                    high-yield corporate debt securities and at least
                                                    20% of its total assets in securities of real
                                                    estate companies.

                                                    With respect to investments in high-yield
                                                    corporate debt securities, the Fund expects, in
                                                    current market conditions, to focus its investment
                                                    in high-yield corporate debt securities in the
                                                    middle to high end of the non-investment grade
                                                    spectrum. However, the Fund may invest in the
                                                    lower portions of the spectrum as Neuberger Berman
                                                    deems appropriate. Below investment grade quality
                                                    debt securities (also called "high-yield
                                                    securities") are commonly referred to as "junk
                                                    bonds."

                                                    With respect to investments in securities of Real
                                                    Estate Companies, the Fund anticipates that, in
                                                    current market

                                                    conditions, it will invest primarily in
                                                    "equity-oriented" REITs, which invest the majority
                                                    of their assets directly in real property and
                                                    derive their income primarily from rents.

                                                    A "Real Estate Company" is a company that
                                                    generally derives at least 50% of its revenue from
                                                    the ownership, construction, financing, management
                                                    and/or sale of commercial, industrial and/ or
                                                    residential real estate (or has at least 50% of
                                                    its assets invested in such real estate). REITs
                                                    are considered to be Real Estate Companies.

                                                    An Asset Allocation Committee will periodically
                                                    allocate assets between the high-yield corporate
                                                    debt security asset class and the real estate
                                                    company security asset class based on an analysis
                                                    of relative historic and projected sector spreads
                                                    and total returns--e.g., the differences in yield
                                                    between these asset classes, adjusted to reflect
                                                    the Asset Allocation Committee's conclusions about
                                                    their relative levels of risk. This analysis will
                                                    depend upon a review of a variety of economic
                                                    factors and expected rates of return, such as
                                                    projected interest rate movements, industry
                                                    cycles, volatility forecasts and secular and
                                                    political trends. The Fund will seek to benefit as
                                                    well from opportunistic, tactical asset allocation
                                                    as values shift between these income-producing
                                                    asset classes.

                                                    Additionally, under normal market conditions, the
                                                    Fund:
                                                    -  Will not invest more than 10% of its total
                                                       assets in securities of any single issuer.
                                                    -  Will not invest more than 15% of its total
                                                       assets in illiquid securities.
                                                    -  May invest up to 25% of its total assets in
                                                       securities of issuers in industrialized
                                                       countries other than the United States, which
                                                       may be denominated in currencies other than the
                                                       U.S. dollar.

                                                    The Fund may, for cash management purposes, during
                                                    a reasonable start-up period following this
                                                    offering, or for defensive purposes, temporarily
                                                    hold all or a substantial portion of its assets in
                                                    cash, in short-term money market instruments,
                                                    including shares of money market funds that are
                                                    managed by Neuberger Berman, or in debt
                                                    securities. A reasonable start-up period following
                                                    this offering would not be expected to exceed
                                                    three months. See "The Fund's Investments" and
                                                    "Risks."

                                                    Although the Fund is non-diversified, its
                                                    investments will be subject to diversification,
                                                    liquidity and related guidelines that may be
                                                    established in connection with the Fund's efforts
                                                    to receive and maintain ratings of Aaa and AAA
                                                    from Moody's and Fitch Ratings ("Fitch"),
                                                    respectively, for the Preferred Shares. Ratings
                                                    issued by Moody's, Fitch or any other rating
                                                    agency do not eliminate or mitigate the risk of
                                                    investing in Preferred Shares.

RATINGS OF PREFERRED SHARES.......................  The Fund will issue Preferred Shares only if the shares carry a credit quality rating of Aaa from
                                                    Moody's and AAA from Fitch at the time of the
                                                    closing of this offering. There can be no
                                                    assurance

                                                    that the Preferred Shares will carry a rating of
                                                    Aaa from Moody's and AAA from Fitch at all times
                                                    in the future. These ratings are an assessment of
                                                    the capacity and willingness of an issuer to pay
                                                    preferred stock obligations. The ratings are not a
                                                    recommendation to purchase, hold or sell those
                                                    shares inasmuch as the rating does not comment as
                                                    to market price or suitability for a particular
                                                    investor. The ratings described above also do not
                                                    address the likelihood that an owner of Preferred
                                                    Shares will be able to sell such shares in an
                                                    auction or otherwise. The ratings are based on
                                                    current information furnished to Moody's and Fitch
                                                    by the Fund and NB Management and information
                                                    obtained from other sources. The ratings may be
                                                    changed, suspended or withdrawn in the rating
                                                    agencies' discretion as a result of changes in, or
                                                    the unavailability of, such information. See
                                                    "Description of Preferred Shares--Rating Agency
                                                    Guidelines and Asset Coverage."

INTEREST RATE TRANSACTIONS........................  In connection with the Fund's use of leverage, the
                                                    Fund may seek to hedge the interest rate risks
                                                    associated with the leverage through interest rate
                                                    swaps, caps or other derivative transactions.
                                                    These transactions involve investment techniques
                                                    and risks different from those associated with
                                                    portfolio transactions in high-yield corporate
                                                    debt securities or securities of Real Estate
                                                    Companies. There is no assurance that any interest
                                                    rate hedging transactions, if undertaken, will be
                                                    successful, and such transactions may adversely
                                                    affect the Fund's achievement of its investment
                                                    objectives and could enhance or harm the overall
                                                    performance of the Fund. See "Interest Rate
                                                    Transactions."

NEUBERGER BERMAN..................................  NB Management serves as the investment manager of the Fund. Subject to the general supervision of
                                                    the Fund's Board, NB Management is responsible for
                                                    managing, either directly or through others
                                                    selected by it, the investment activities of the
                                                    Fund and supervising the Fund's business affairs
                                                    as well as providing certain administrative
                                                    services. NB Management will receive a fee,
                                                    payable monthly, in a maximum annual amount equal
                                                    to 0.85% of the Fund's average daily total assets
                                                    minus liabilities other than the aggregate
                                                    indebtedness entered into for purposes of leverage
                                                    ("Managed Assets"). The liquidation preference of
                                                    the Preferred Shares is not considered a liability
                                                    or permanent equity. NB Management has
                                                    contractually agreed to waive a portion of the
                                                    management fees it is entitled to receive from the
                                                    Fund at the annual rate of 0.25% of the Fund's
                                                    average daily Managed Assets from the commencement
                                                    of operations through October 31, 2008, and at a
                                                    declining rate thereafter through October 31,
                                                    2011.

                                                    NB Management has retained Neuberger Berman, LLC
                                                    to serve as the Fund's sub-adviser (collectively,
                                                    the investment manager and the sub-adviser are
                                                    referred to as "Neuberger Berman"), responsible
                                                    for providing investment recommendations and
                                                    research. NB Management (and not the Fund) will
                                                    pay a portion of the fees it receives to Neuberger
                                                    Berman, LLC in return for its services.

                                                    As of June 30, 2003, Neuberger Berman and its
                                                    affiliates had $63.7 billion in total assets under
                                                    management and continue an asset management
                                                    history that began in 1939.

                                                    Neuberger Berman Inc., the parent company of NB
                                                    Management and Neuberger Berman, LLC, announced
                                                    that it has entered into an agreement with Lehman
                                                    Brothers Holdings Inc. whereby Lehman Brothers
                                                    Holdings Inc. would acquire Neuberger Berman Inc.
                                                    The agreement is subject to the approval of the
                                                    stockholders of Neuberger Berman Inc. If the
                                                    agreement is approved by those stockholders,
                                                    regulatory approvals and consents are obtained,
                                                    and certain other conditions are met, it is
                                                    anticipated that the closing will take place in
                                                    the fourth quarter of 2003.

                                                    The acquisition would constitute an "assignment"
                                                    as defined in the Investment Company Act of 1940,
                                                    as amended (the "1940 Act"), of the Fund's
                                                    management and sub-advisory agreements, which
                                                    would automatically terminate those agreements.
                                                    Accordingly, the Fund's Board of Directors
                                                    considered and approved a new management agreement
                                                    and sub-advisory agreement for the Fund. The new
                                                    agreements will be presented to the Fund's
                                                    stockholders for their approval at a special
                                                    meeting of stockholders. Stockholders of record on
                                                    August 15, 2003 will be entitled to vote at the
                                                    special meeting of stockholders and there can be
                                                    no assurance that they will approve the new
                                                    agreements.

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT.......  State Street Bank and Trust Company serves as custodian of the Fund's assets. The Bank of New
                                                    York will serve as the Fund's Auction Agent and
                                                    serves as the Fund's transfer agent. See
                                                    "Custodian, Auction Agent and Transfer Agent."

SPECIAL RISK CONSIDERATIONS.......................  Risk is inherent in all investing. Therefore, you should consider certain risks carefully before you
                                                    invest in the Fund. The primary risks of investing
                                                    in the Preferred Shares include:

                                                    LEVERAGE RISK. The Fund's leveraged capital
                                                    structure creates special risks not associated
                                                    with unleveraged funds having similar investment
                                                    objectives and policies. These include the
                                                    possibility of higher volatility of the Fund's net
                                                    asset value and the Preferred Shares' asset
                                                    coverage.

                                                    The Fund will issue Preferred Shares, which
                                                    typically pay dividends based on short-term
                                                    interest rates, and will use the proceeds to buy
                                                    portfolio securities. If short-term interest rates
                                                    rise, dividend rates on the Preferred Shares may
                                                    rise so that the amount of dividends to be paid to
                                                    holders of Preferred Shares ("Preferred
                                                    Stockholders") exceeds the income from those
                                                    portfolio securities. Because income from the
                                                    Fund's entire investment portfolio (not just the
                                                    portion of the portfolio purchased with the
                                                    proceeds of the Preferred Shares offering) is
                                                    available to pay dividends on the Preferred
                                                    Shares, dividend rates on the Preferred Shares
                                                    would need to greatly exceed the Fund's net
                                                    portfolio income before the Fund's ability to pay
                                                    dividends on

                                                    the Preferred Shares would be jeopardized. If
                                                    long-term interest rates rise, this could
                                                    negatively impact the value of the Fund's
                                                    investment portfolio, reducing the amount of
                                                    assets serving as asset coverage for the Preferred
                                                    Shares.

                                                    AUCTION RISK. If an auction fails (if there are
                                                    more Preferred Shares offered for sale than there
                                                    are buyers for those shares), you may not be able
                                                    to sell some or all of your Preferred Shares. As a
                                                    result, your investment in Preferred Shares may be
                                                    illiquid. Neither the Broker-Dealers nor the Fund
                                                    are obligated to purchase Preferred Shares in an
                                                    auction or otherwise, nor is the Fund required to
                                                    redeem Preferred Shares in the event of a failed
                                                    auction.

                                                    SECONDARY MARKET RISK. If you try to sell your
                                                    Preferred Shares between auctions, you may not be
                                                    able to sell any or all of your shares or you may
                                                    not be able to sell them for $25,000 per share
                                                    plus accumulated and unpaid dividends, especially
                                                    when market interest rates are rising. If the Fund
                                                    has designated a special rate period, changes in
                                                    interest rates are more likely to affect the price
                                                    you would receive if you sold your shares in the
                                                    secondary market. You may transfer your shares
                                                    outside of auctions only to or through a
                                                    Broker-Dealer or a broker-dealer that has entered
                                                    into an agreement with a Broker-Dealer.

                                                    RATING AGENCY AND ASSET COVERAGE RISK. A rating
                                                    agency could downgrade the Preferred Shares, which
                                                    could affect their liquidity and their value in a
                                                    secondary market. The value of the Fund's
                                                    investment portfolio may decline, reducing the
                                                    asset coverage for the Preferred Shares. The Fund
                                                    may be forced to redeem your Preferred Shares to
                                                    meet regulatory or rating agency requirements or
                                                    may voluntarily redeem your shares.

                                                    PAYMENT RESTRICTIONS. The Fund may not declare or
                                                    pay any dividends or other distributions on
                                                    Preferred Shares or Common Shares unless it
                                                    satisfies certain conditions. See "Description of
                                                    Preferred Shares--Dividends and Rate
                                                    Periods--Restriction of Dividends and Other
                                                    Distributions." These prohibitions on the payment
                                                    of dividends or other distributions might impair
                                                    the Fund's ability to maintain its qualification
                                                    as a regulated investment company for federal
                                                    income tax purposes. The Fund intends to redeem
                                                    Preferred Shares if necessary to comply with the
                                                    asset coverage requirements. There can be no
                                                    assurance, however, that such redemptions can be
                                                    effected in time to permit the Fund to distribute
                                                    its income as required to maintain its
                                                    qualification as a regulated investment company
                                                    under the Internal Revenue Code of 1986, as
                                                    amended (the "Code"). See "Tax Matters."

                                                    In addition to the risks described above, certain
                                                    general risks of investing in the Fund may under
                                                    certain circumstances limit the

                                                    Fund's ability to pay dividends and meet its asset
                                                    coverage requirements on the Preferred Shares.
                                                    These risks include:

                                                    LIMITED OPERATING HISTORY. The Fund is a recently
                                                    organized, non-diversified, closed-end management
                                                    investment company that commenced investment
                                                    operations on July 2, 2003.

                                                    INVESTMENT RISK. An investment in the Fund is
                                                    subject to investment risk, including the possible
                                                    loss of the entire amount that you invest.

                                                    STOCK MARKET RISK. Your Preferred Shares at any
                                                    point in time may be worth less than what you
                                                    initially invested. A portion of your investment
                                                    in Preferred Shares will represent an indirect
                                                    investment in Real Estate Company securities and
                                                    high-yield corporate debt securities owned by the
                                                    Fund, substantially all of which are traded on a
                                                    national securities exchange or in over-the-
                                                    counter markets. The value of the Fund's portfolio
                                                    securities will fluctuate, sometimes rapidly and
                                                    unpredictably. The Fund's use of leverage
                                                    magnifies stock market risk. See "Risks--Stock
                                                    Market Risk."

                                                    RISKS OF BELOW INVESTMENT GRADE QUALITY
                                                    SECURITIES. Below investment grade quality debt
                                                    securities (also called "high-yield securities")
                                                    are commonly referred to as "junk bonds." Below
                                                    investment grade quality securities are considered
                                                    predominantly speculative with respect to an
                                                    issuer's capacity to pay interest and repay
                                                    principal and are susceptible to default or
                                                    decline in market value due to real or perceived
                                                    adverse economic and business developments
                                                    relating to the issuer or the industry in general.
                                                    The market value of these securities tends to be
                                                    volatile. Issuers of below investment grade
                                                    quality debt securities may be highly leveraged
                                                    and may not have available to them more
                                                    traditional methods of financing. Below investment
                                                    grade quality securities are less liquid than
                                                    investment grade securities. There are fewer
                                                    dealers in the market for high-yield securities
                                                    than for investment grade securities. The prices
                                                    quoted by different dealers may vary significantly
                                                    and the spread between the bid and asked price is
                                                    generally much higher than for high-quality
                                                    instruments. Under adverse market or economic
                                                    conditions, the secondary market for high-yield
                                                    securities may contract further, independent of
                                                    any specific adverse changes in the condition of a
                                                    particular issuer, and these instruments may
                                                    become illiquid. As a result, the Fund could find
                                                    it more difficult to sell these securities or may
                                                    be able to sell the securities only at prices
                                                    lower than if such securities were widely traded.
                                                    Prices realized upon the sale of such lower-rated
                                                    or unrated securities under these circumstances
                                                    may be less than the prices used in calculating
                                                    the Fund's net asset value. See "Risks--Risks of
                                                    Investing in Below-Investment Grade Quality
                                                    Securities."

                                                    INTEREST RATE RISK. Interest rate risk is the risk
                                                    that fixed-income investments such as preferred
                                                    stocks and debt securities, and to a lesser extent
                                                    dividend-paying common stocks such as REIT

                                                    common shares, will decline in value because of
                                                    changes in interest rates. When market interest
                                                    rates rise, the market value of such securities
                                                    generally will fall. Generally, the longer the
                                                    maturity of a fixed-income security, the more its
                                                    value falls in response to a given rise in
                                                    interest rates. The Fund's investment in such
                                                    securities means that its net assets and asset
                                                    coverage of Preferred Shares will tend to decline
                                                    if market interest rates rise. Since interest
                                                    rates are at or near historical lows, it is likely
                                                    that they will rise in the near future. See
                                                    "Risks--Interest Rate Risk."

                                                    CALL RISK. Some debt securities allow the issuer
                                                    to call them for early repayment. Issuers of such
                                                    securities will often call them when interest
                                                    rates are low. To the extent this occurs, the Fund
                                                    may not benefit fully from the increase in market
                                                    value that other debt securities experience when
                                                    rates decline. In addition, the Fund likely would
                                                    have to reinvest the proceeds of the payoff at
                                                    current yields, which are lower than those paid by
                                                    the callable security that was paid off.

                                                    EXTENSION RISK. During periods of rising interest
                                                    rates, the average life of certain types of
                                                    securities may be extended because of slower than
                                                    expected principal payments. This may lock in a
                                                    below-market interest rate, increase the
                                                    security's duration and reduce the value of the
                                                    security.

                                                    CREDIT RISK. Credit risk is the risk that an
                                                    issuer of a debt security, or the counterparty to
                                                    a derivative contract or other obligation, becomes
                                                    unwilling or unable to meet its obligation to make
                                                    interest and principal payments when due. In
                                                    general, lower-rated debt securities carry a
                                                    greater degree of credit risk. If rating agencies
                                                    lower their ratings of debt securities in the
                                                    Fund's portfolio, the value of those obligations
                                                    could decline, which could negatively impact the
                                                    rating agencies' ratings of any Preferred Shares
                                                    and increase the dividend rate that the Fund must
                                                    pay on Preferred Shares. Even if an issuer does
                                                    not actually default, adverse changes in the
                                                    issuer's financial condition, management
                                                    performance or financial leverage or a reduced
                                                    demand for the issuer's goods and services may
                                                    negatively affect its credit rating or presumed
                                                    creditworthiness. These developments would
                                                    adversely affect the market value of the issuer's
                                                    obligations and, correspondingly, the net asset
                                                    value of the Fund. See "Risks--Credit Risk."

                                                    INFLATION RISK. Inflation risk is the risk that
                                                    the value of assets or income from the Fund's
                                                    investments will be worth less in the future as
                                                    inflation decreases the value of payments at
                                                    future dates.

                                                    DEFLATION RISK. Deflation risk is the risk that
                                                    prices throughout the economy decline over
                                                    time-the opposite of inflation. Deflation may have
                                                    an adverse affect on the creditworthiness of
                                                    issuers and may make issuer default more likely,
                                                    which may result in a decline in the value of the
                                                    Fund's portfolio.

                                                    REINVESTMENT RISK. Income from the Fund's
                                                    investments in high-yield corporate debt
                                                    securities and securities of Real Estate Companies
                                                    will decline if and when the Fund invests the
                                                    proceeds from matured, traded or called debt
                                                    securities at market interest rates that are below
                                                    the Fund's current earnings rate. A decline in
                                                    income could affect the Fund's overall return.

                                                    CONVERTIBLE SECURITY RISK. Convertible securities
                                                    generally offer lower interest or dividend yields
                                                    than non-convertible fixed-income securities of
                                                    similar credit quality because of the potential
                                                    for capital appreciation. The market values of
                                                    convertible securities tend to decline as interest
                                                    rates increase and, conversely, to increase as
                                                    interest rates decline. However, a convertible
                                                    security's market value also tends to reflect the
                                                    market price of the common stock of the issuing
                                                    company, particularly when that stock price is
                                                    greater than the convertible security's
                                                    "conversion price." The conversion price is
                                                    defined as the predetermined price or exchange
                                                    ratio at which the convertible security can be
                                                    converted or exchanged for the underlying common
                                                    stock. As the market price of the underlying
                                                    common stock declines below the conversion price,
                                                    the price of the convertible security tends to be
                                                    increasingly influenced more by the yield of the
                                                    convertible security. Thus, it may not decline in
                                                    price to the same extent as the underlying common
                                                    stock. In the event of a liquidation of the
                                                    issuing company, holders of convertible securities
                                                    would be paid before that company's common
                                                    stockholders. Consequently, an issuer's
                                                    convertible securities generally entail less risk
                                                    than its common stock. However, convertible
                                                    securities fall below debt obligations of the same
                                                    issuer in order of preference or priority in the
                                                    event of a liquidation and are typically unrated
                                                    or rated lower than such debt obligations. See
                                                    "Risks--Convertible Security Risk."

                                                    RISKS OF ZERO COUPON SECURITIES, PAY-IN-KIND
                                                    SECURITIES AND DISCOUNT OBLIGATIONS. Zero coupon
                                                    securities are generally more sensitive to changes
                                                    in interest rates than debt obligations of
                                                    comparable maturities that make current interest
                                                    payments. This means that when interest rates
                                                    fall, the value of zero coupon securities rises
                                                    more rapidly than securities paying interest on a
                                                    current basis. However, when interest rates rise,
                                                    their value falls more dramatically. Other
                                                    discount obligations and pay-in-kind securities
                                                    also are subject to greater fluctuations in market
                                                    value in response to changing interest rates than
                                                    debt securities of comparable maturities that make
                                                    current distributions of interest in cash. Because
                                                    federal tax law requires that accrued original
                                                    issue discount and "interest" on pay-in-kind
                                                    securities be included currently in the Fund's
                                                    income, the Fund might be required to distribute
                                                    as a dividend an amount that is greater than the
                                                    total amount of cash it actually receives.

                                                    RISKS OF SECURITIES OF REAL ESTATE COMPANIES.
                                                    Although the values of the securities of Real
                                                    Estate Companies reflect the perceived operating
                                                    values of these companies and do not always move
                                                    in

                                                    tandem with the prices of real estate assets,
                                                    because the Fund concentrates a portion of its
                                                    assets in the real estate industry, your
                                                    investment in the Fund may be closely linked to
                                                    the performance of the real estate markets.
                                                    Property values may fall due to increasing
                                                    vacancies or declining rents resulting from
                                                    economic, legal, cultural or technological
                                                    developments.

                                                    Values of the securities of Real Estate Companies
                                                    may fall, among other reasons, because of the
                                                    failure of borrowers from such Real Estate
                                                    Companies to pay their loans or because of poor
                                                    management of the real estate properties owned by
                                                    such Real Estate Companies. Many Real Estate
                                                    Companies, including REITs, utilize leverage (and
                                                    some may be highly leveraged), which increases
                                                    investment risk and could adversely affect a Real
                                                    Estate Company's operations and market value in
                                                    periods of rising interest rates. Since interest
                                                    rates are at or near historical lows, it is likely
                                                    that they will rise in the near future.
                                                    Restrictions contained in the agreements under
                                                    which many Real Estate Companies borrow money from
                                                    banks and other lenders may affect a Real Estate
                                                    Company's ability to operate effectively. Real
                                                    estate risks may also arise where a Real Estate
                                                    Company fails to carry adequate insurance, or
                                                    where a Real Estate Company may become liable for
                                                    removal or other costs related to environmental
                                                    contamination. Real Estate Companies may operate
                                                    within particular sectors of the real estate
                                                    industry, such as apartments, office and
                                                    industrial, regional malls and community centers,
                                                    hotels and lodging and the health care sector,
                                                    that are subject to specific sector-related risks.

                                                    Real Estate Companies tend to be small to
                                                    medium-sized companies. Real Estate Company
                                                    shares, like other smaller company shares, can be
                                                    more volatile than, and perform differently from,
                                                    larger company shares. Smaller Real Estate
                                                    Companies often have narrower markets and more
                                                    limited managerial and financial resources than
                                                    larger companies. There may be less trading in a
                                                    smaller company's shares, which means that buy and
                                                    sell transactions in those shares could have a
                                                    larger impact on the share's price than is the
                                                    case with larger company shares.

                                                    REITs are subject to highly technical and complex
                                                    provisions in the Code. There is a possibility
                                                    that a REIT may fail to qualify for pass-through
                                                    income tax treatment under the Code or may fail to
                                                    maintain exemption from registration under the
                                                    1940 Act, either of which could adversely affect
                                                    the operations of such REIT. See "Risks--Risks of
                                                    Securities of Real Estate Companies."

                                                    Terrorist incidents can adversely affect the value
                                                    of a property or an entire area substantially and
                                                    unexpectedly. These incidents can also disrupt or
                                                    depress the economy, business and tourism, which
                                                    may adversely affect the value of properties in
                                                    particular industries, e.g., hotels and retail
                                                    establishments. Higher insurance

                                                    costs may adversely affect Real Estate Companies,
                                                    and certain Real Estate Companies may be unable to
                                                    obtain certain kinds of insurance.

                                                    ILLIQUIDITY RISK. The Fund may invest up to 15% of
                                                    its total assets in securities that are illiquid
                                                    at the time of investment, which means a security
                                                    that cannot be sold within seven days at a price
                                                    that approximates the price at which the Fund is
                                                    carrying it. Illiquid securities may trade at a
                                                    discount from more liquid investments that are
                                                    otherwise comparable and may be subject to wider
                                                    and more rapid fluctuations in market value.
                                                    Illiquid securities are more difficult to value.
                                                    Also, the Fund may not be able to dispose of
                                                    illiquid securities when that would be beneficial
                                                    at a favorable time or price.

                                                    FOREIGN SECURITIES RISK. The prices of foreign
                                                    securities may be affected by factors not present
                                                    with securities traded in U.S. markets, including
                                                    currency exchange rates, foreign political,
                                                    social, diplomatic and economic conditions, less
                                                    stringent regulation of issuers, securities
                                                    markets and market participants and higher
                                                    volatility. Withholding and other non-U.S. taxes
                                                    may also decrease the Fund's return. As a result,
                                                    many foreign securities may be less liquid and
                                                    more volatile than U.S. securities. To help
                                                    control this risk, the Fund will invest in foreign
                                                    issuers located only in industrialized countries.
                                                    See "Risks--Foreign Securities Risk."

                                                    MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed
                                                    securities may have less potential for capital
                                                    appreciation than comparable fixed-income
                                                    securities, due to the likelihood of increased
                                                    prepayments of mortgages as interest rates
                                                    decline. In a rising interest rate environment,
                                                    the value of mortgage-backed securities may be
                                                    adversely affected when payments on underlying
                                                    mortgages do not occur as anticipated, resulting
                                                    in the extension of the security's effective
                                                    maturity and the related increase in interest rate
                                                    sensitivity of a longer-term instrument. In
                                                    certain instances, the credit risk can be reduced
                                                    by third-party guarantees or other forms of credit
                                                    support.

                                                    MANAGEMENT RISK. The Fund is subject to management
                                                    risk because it is an actively managed investment
                                                    portfolio. Neuberger Berman, the Asset Allocation
                                                    Committee and the portfolio management staff will
                                                    apply investment techniques and risk analyses in
                                                    making investment decisions for the Fund, but
                                                    there can be no guarantee that these will produce
                                                    the desired results.

                                                    DERIVATIVES RISK. Derivatives are financial
                                                    contracts whose value depends on, or is derived
                                                    from, the value of an underlying asset, reference
                                                    rate or index (or relationship between two
                                                    indexes). The Fund may invest in a variety of
                                                    derivative instruments, such as options, futures
                                                    contracts and swap agreements, and may engage in
                                                    short sales for hedging purposes or to seek to
                                                    enhance its returns. The Fund may use derivatives
                                                    as a substitute for taking a position in an
                                                    underlying high-yield security or other asset
                                                    and/or

                                                    as part of a strategy designed to reduce exposure
                                                    to other risks, such as interest rate risk. The
                                                    Fund also may use derivatives to add leverage to
                                                    the portfolio. The Fund's use of derivative
                                                    instruments involves risks different from, and
                                                    possibly greater than, the risks associated with
                                                    investing directly in securities and other
                                                    traditional investments. Derivatives are subject
                                                    to a number of risks described elsewhere in this
                                                    Prospectus, such as illiquidity risk, interest
                                                    rate risk, credit risk, leverage risk and
                                                    management risk. They also involve the risk of
                                                    mispricing or improper valuation and the risk that
                                                    changes in the value of the derivative may not
                                                    correlate perfectly with the underlying asset,
                                                    rate or index. If the Fund invests in a derivative
                                                    instrument, it could lose more than the principal
                                                    amount invested. The use of derivatives also may
                                                    increase the amount of taxes payable by Preferred
                                                    Stockholders on distributions made to them. Also,
                                                    suitable derivative transactions may not be
                                                    available in all circumstances, and there can be
                                                    no assurance that the Fund will engage in these
                                                    transactions to reduce exposure to other risks
                                                    when that would be beneficial.

                                                    INTEREST RATE TRANSACTIONS RISK. If the Fund
                                                    enters into interest rate hedging transactions, a
                                                    decline in interest rates may result in a decline
                                                    in the net amount receivable (or increase the net
                                                    amount payable) by the Fund under the hedging
                                                    transaction, which could result in a decline in
                                                    the Fund's net assets. See "Interest Rate
                                                    Transactions" and "Risks--Interest Rate
                                                    Transactions Risk."

                                                    PORTFOLIO TURNOVER. Due to the limited duration of
                                                    the Fund's corporate debt security investments and
                                                    the need to sometimes change allocation between
                                                    security types and asset classes, the Fund may
                                                    have a high portfolio turnover rate. The Fund may
                                                    engage in active and frequent trading when
                                                    considered appropriate by NB Management, which may
                                                    result in increased transaction costs and realized
                                                    capital gains. Although in normal market
                                                    conditions the Fund does not expect that its
                                                    annual portfolio turnover rate will exceed 50%,
                                                    the Fund has not established any limit on the rate
                                                    of portfolio turnover. A higher portfolio turnover
                                                    rate results in correspondingly greater brokerage
                                                    commissions and other transaction expenses that
                                                    are borne by the Fund, which would reduce the
                                                    amount of income available for distribution on the
                                                    Preferred Shares. See "The Fund's
                                                    Investments--Investment Strategies and Parameters
                                                    of the Fund's Portfolio--Portfolio Turnover."

                                                    TAX RISK. The Fund may invest in preferred
                                                    securities, convertible securities, REIT
                                                    securities or other securities the federal income
                                                    tax treatment of which may not be clear or may be
                                                    subject to recharacterization by the Internal
                                                    Revenue Service ("IRS"). It could be more
                                                    difficult for the Fund to comply with the tax
                                                    requirements applicable to regulated investment
                                                    companies if the tax characterization of its
                                                    investments or the tax treatment of the

                                                    income from such investments were successfully
                                                    challenged by the IRS. See "Tax Matters."

                                                    TERRORISM; EVENTS IN IRAQ. Some of the U.S.
                                                    securities markets were closed for a four-day
                                                    period as a result of the terrorist attacks on the
                                                    World Trade Center and Pentagon on September 11,
                                                    2001. These terrorist attacks, the war in Iraq and
                                                    its aftermath, the continuing occupation of Iraq
                                                    and other geopolitical events have led to, and may
                                                    in the future lead to, increased short-term market
                                                    volatility and may have long-term effects on U.S.
                                                    and world economies and markets. Those events
                                                    could also have an acute effect on individual
                                                    issuers or related groups of issuers. High-yield
                                                    securities tend to be more volatile than
                                                    higher-rated fixed-income securities, so that
                                                    these events and any actions resulting from them
                                                    may have a greater impact on the prices and
                                                    volatility of high-yield securities than on
                                                    higher-rated fixed-income securities. A similar
                                                    disruption of financial markets or other terrorist
                                                    attacks could adversely impact interest rates,
                                                    auctions, secondary trading, ratings, credit risk,
                                                    inflation and other factors relating to the
                                                    Preferred Shares and adversely affect Fund service
                                                    providers and the Fund's operations. See
                                                    "Risks--Terrorism; Events in Iraq."

                                                    NON-DIVERSIFICATION RISK. The Fund is classified
                                                    as "non-diversified" under the 1940 Act. As a
                                                    result, it can invest a greater portion of its
                                                    assets in the securities of a single issuer than a
                                                    "diversified" fund. However, the Fund has adopted
                                                    a policy that it will not invest more than 10% of
                                                    its total assets in the securities of any one
                                                    issuer. Nonetheless, the Fund will be more
                                                    susceptible than a more widely diversified fund to
                                                    any single corporate, economic, political or
                                                    regulatory occurrence. See "The Fund's
                                                    Investments" and "Risks--Non-Diversified Status."

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                                                    Incorporation (which, as hereafter amended,
                                                    restated or supplemented from time to time are,
                                                    together with the Articles Supplementary,
                                                    referred to as the "Articles") and Bylaws include
                                                    provisions that could limit the ability of other
                                                    entities or persons to acquire control of the Fund
                                                    or convert the Fund to an open-end fund. If the
                                                    Fund were converted to an open-end status, the
                                                    Fund would have to redeem the Preferred Shares.
                                                    See "Anti-Takeover and Other Provisions in the
                                                    Articles of Incorporation" and "Risks--
                                                    Anti-Takeover Provisions."

DIVIDENDS AND RATE PERIODS........................  The table below shows the dividend rate, the dividend payment date and the number of days for
                                                    the initial rate period for each series of
                                                    Preferred Shares offered in this Prospectus. For
                                                    subsequent rate periods, each series of Preferred
                                                    Shares will pay dividends based on rates set at
                                                    auctions normally held weekly. In most instances,
                                                    dividends are payable on the first business day
                                                    following the end of the rate period. The rate set
                                                    at an auction will not exceed a maximum rate
                                                    (which is determined in accordance with procedures
                                                    described in the Articles Supplementary).

                                                    Dividends on Preferred Shares will be cumulative
                                                    from the date the shares are first issued and will
                                                    be paid only out of legally available funds.

                                                                                    DATE OF                   DIVIDEND
                                                                                  ACCUMULATION                PAYMENT
                                                                  INITIAL          AT INITIAL                 DATE FOR
                                                                  DIVIDEND          DIVIDEND                INITIAL RATE
                                                                    RATE              RATE                     PERIOD
                                                                  --------  ------------------------  ------------------------
                                       Series A                         %                             , 2003
                                       Series B                         %                             , 2003


                                                                    NUMBER     SUBSEQUENT
                                                                    OF DAYS     DIVIDEND
                                                                  OF INITIAL    PAYMENT
                                                                  RATE PERIOD     DAY
                                                                  -----------  ----------
                                       Series A                                Wednesday
                                       Series B                                  Friday


                                                    The Fund generally will not declare, pay or set
                                                    apart for payment any dividend on any shares of
                                                    the Fund ranking as to the payment of dividends
                                                    junior to or on a parity with Preferred Shares
                                                    unless the Fund has declared and paid or
                                                    contemporaneously declares and pays full
                                                    cumulative dividends on the Preferred Shares
                                                    through its most recent dividend payment date.

                                                    The Fund may, subject to certain conditions,
                                                    designate a special rate period of more than 7
                                                    days. These conditions include the Fund providing
                                                    certain notices to the Auction Agent, an auction
                                                    being held at which sufficient clearing bids
                                                    exist, the Fund mailing any notices of redemption
                                                    and depositing funds with the Auction Agent for
                                                    any such redemption. In addition, full cumulative
                                                    dividends, any amounts due with respect to
                                                    mandatory redemptions and any additional dividends
                                                    payable prior to such date must be paid in full.
                                                    The dividend payment dates for special rate
                                                    periods will be set out in the notice designating
                                                    a special rate period. The Fund may designate a
                                                    special rate period if market conditions indicate
                                                    that a longer rate period would provide greater
                                                    stability or attractive dividend rates. See
                                                    "Description of Preferred Shares--Dividends and
                                                    Rate Periods" and "The Auction."

                                                    The table below shows the first auction date for
                                                    each series of Preferred Shares and the day on
                                                    which each subsequent auction will normally be
                                                    held for that series. The first auction date for
                                                    each series of Preferred Shares will be the
                                                    business day before the dividend payment date for
                                                    the initial rate period for that series. The start
                                                    date for subsequent rate periods normally will be
                                                    the business day following the auction date unless
                                                    the then-current rate period is a special rate
                                                    period, or the day that normally would be the
                                                    auction date or the first day of the subsequent
                                                    rate period is not a business day.



                                               FIRST AUCTION DATE  SUBSEQUENT AUCTION
                                               ------------------  ------------------
                                     Series A        , 2003             Tuesday
                                     Series B        , 2003             Thursday

ASSET MAINTENANCE.................................  Under the Fund's Articles Supplementary for the
                                                    Preferred Shares, which establishes and fixes the
                                                    rights and preferences of the Preferred Shares,
                                                    the Fund must maintain:

                                                    -  asset coverage of the Preferred Shares as
                                                       required by Moody's and Fitch or by any other
                                                       rating agency rating the Preferred Shares, and

                                                    -  asset coverage of at least 200% with respect to
                                                       senior securities that are stock, including the
                                                       Preferred Shares.

                                                    In the event that the Fund does not maintain these
                                                    coverage tests or cure any deficiencies in the
                                                    time allowed, some or all of the Preferred Shares
                                                    will be subject to mandatory redemption. See
                                                    "Description of Preferred
                                                    Shares--Redemption-Mandatory Redemption."

                                                    As of the date of this Prospectus, based on the
                                                    composition of the Fund's portfolio as of
                                                    August 15, 2003, the asset coverage of the
                                                    Preferred Shares as measured pursuant to the 1940
                                                    Act would be approximately 298% if the Fund were
                                                    to issue all of the Preferred Shares offered in
                                                    this Prospectus, representing approximately 33% of
                                                    the Fund's Managed Assets.

VOTING RIGHTS.....................................  Each Common Share, each Preferred Share and each share of any other series of preferred stock of
                                                    the Fund, if and when issued, is entitled to one
                                                    vote per share. The 1940 Act requires that the
                                                    holders of the Preferred Shares and any other
                                                    preferred stock of the Fund, voting as a separate
                                                    class, have the right to elect at least two
                                                    Directors of the Fund at all times and to elect a
                                                    majority of the Directors at any time when two
                                                    years' dividends on the Preferred Shares or any
                                                    other preferred stock are unpaid. The terms of the
                                                    additional Directors shall end when the Fund pays
                                                    or provides for all accumulated and unpaid
                                                    dividends.

                                                    As required under the Fund's Articles and the 1940
                                                    Act, certain other matters must be approved by a
                                                    vote of all stockholders of all classes voting
                                                    together and by a vote of the holders of Preferred
                                                    Shares and any other preferred stock of the Fund
                                                    tallied separately. See "Description of Preferred
                                                    Shares--Voting Rights" and "Anti-Takeover and
                                                    Other Provisions in the Articles of
                                                    Incorporation."

REDEMPTION........................................  Although the Fund will not ordinarily redeem
                                                    Preferred Shares, it may be required to redeem
                                                    Preferred Shares if, for example, the Fund does
                                                    not meet an asset coverage ratio required by law
                                                    or required by the Articles Supplementary or in
                                                    order to correct a failure to meet a rating agency
                                                    guideline in a timely manner. See "Description of
                                                    Preferred Shares--Redemption-Mandatory
                                                    Redemption." The Fund also may redeem Preferred
                                                    Shares voluntarily in certain circumstances. See
                                                    "Description of Preferred
                                                    Shares--Redemption-Optional Redemption."

LIQUIDATION PREFERENCE............................  The liquidation preference of the Preferred Shares will be $25,000 per share, plus an amount equal to
                                                    accumulated but unpaid dividends (whether or not
                                                    earned or declared by the Fund, but excluding
                                                    interest thereon). See "Description of Preferred
                                                    Shares--Liquidation."

FEDERAL INCOME TAXATION...........................  The Fund believes that the Preferred Shares will constitute stock of the Fund, and distributions by
                                                    the Fund with respect to the Preferred Shares
                                                    (other than distributions in redemption of
                                                    Preferred Shares that are treated as exchanges of
                                                    stock under Section 302(b) of the Code) will
                                                    constitute dividends to the extent of the Fund's
                                                    current or accumulated earnings and profits, as
                                                    calculated for federal income tax purposes. Such
                                                    dividends generally will not qualify for the
                                                    recently enacted 15% maximum federal income tax
                                                    rate on certain dividends and thus will be taxable
                                                    as ordinary income (and subject to income tax
                                                    rates that generally will be higher) to holders.
                                                    Distributions of net capital gain (the excess of
                                                    net long-term capital gain over net short-term
                                                    capital loss) that the Fund designates as capital
                                                    gain dividends will be treated as long-term
                                                    capital gains in the hands of holders receiving
                                                    such distributions. The IRS currently requires
                                                    that a regulated investment company that has two
                                                    or more classes of stock allocate to each such
                                                    class proportionate amounts of each type of its
                                                    income (such as ordinary income and capital gains)
                                                    based upon the percentage of total dividends
                                                    distributed to each class for the taxable year.
                                                    Accordingly, the Fund intends each taxable year to
                                                    allocate capital gain dividends among its Common
                                                    Shares and Preferred Shares in proportion to the
                                                    total dividends paid to each class during or with
                                                    respect to such year. See "Tax Matters."

                              FINANCIAL HIGHLIGHTS


    The following table includes selected data for a Common Share outstanding throughout the period and other performance information derived from the Fund's Unaudited Financial Information included in the Statement of Additional
Information dated September   , 2003. It should be read in conjunction with the
Unaudited Financial Information and notes thereto.



    Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on July 2, 2003 through August 15, 2003. Because the Fund was recently organized and commenced investment operations on July 2, 2003, the table covers less than seven weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.


                                                    FOR THE PERIOD
                                                     JULY 2, 2003*
                                                        THROUGH
                                                    AUGUST 15, 2003
                                                      (UNAUDITED)
                                                    ---------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period............      $14.33**
                                                        ------
  Income from investment operations:
    Net investment income.........................        0.06
    Net realized and unrealized gain/(loss) on
      investments.................................       (0.27)
                                                        ======
  Total from investment operations................       (0.21)
                                                        ======
  Offering costs..................................       (0.03)
                                                        ------
  Net asset value, end of period..................      $14.09
                                                        ======
  Per share market value, end of period...........      $14.43
                                                        ======
  Total investment return on NAV..................       (1.64)%***
                                                        ======
  Total investment return on market value.........       (3.80)%***
                                                        ======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).........      $249.7
  Ratio of expenses to average net assets (net of
    expense offset and before expense waiver).....        0.99%****
  Ratio of expenses to average net assets (before
    expense offset and net expense waiver)........        0.74%****
  Ratio of expenses to average net assets (net of
    expense offset and expense waiver)............        0.74%****
  Ratio of net investment income to average net
    assets (net of expense offset and waiver).....        3.58%****
  Portfolio turnover rate (%).....................           9%

-------------------

  *  Commencement of investment operations.
 ** Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the holders of Common Shares ("Common Stockholders") from the $15.00 offering price.
*** Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the Common Stockholders on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 per share paid by the Common Stockholders on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
**** Annualized. There were no Preferred Shares outstanding during the period shown, and these ratios do not reflect the effect of dividend payments to Preferred Stockholders.

             See accompanying notes to Unaudited Financial Information.

                                    THE FUND


    The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on April 17, 2003 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. The Fund issued an aggregate of 16,666,667 Common Shares, par value $.0001 per share, pursuant to the initial public offering thereof and commenced investment operations on July 2, 2003. On
July 29, 2003 and August 12, 2003, respectively, the Fund issued 750,000 and 300,000 additional Common Shares in connection with partial exercises by the Underwriters of their over-allotment option. The Fund's Common Shares are traded on the American Stock Exchange ("AMEX") under the symbol "NOX." Its principal office is located at 605 Third Avenue, Second Floor, New York, New York 10158-0180, and its telephone number is 877-461-1899.



    The following provides information about the Fund's outstanding shares as of August 15, 2003:


                                                   AMOUNT HELD BY
                                        AMOUNT      THE FUND FOR       AMOUNT
          TITLE OF CLASS              AUTHORIZED    ITS ACCOUNT     OUTSTANDING
          --------------             ------------  --------------  --------------
              Common                 999,994,000*        0           17,723,648
             Preferred
             Series A                       3,000        0                    0
             Series B                       3,000        0                    0

---------


  * A total of 1,000,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated common stock pursuant to the Articles. The Board of Directors may classify or reclassify any unissued shares of capital stock from time to time without a stockholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has reclassified 3,000 shares of common stock as Series A Preferred Shares and reclassified 3,000 shares of common stock as Series B Preferred Shares, and has authorized the issuance of those Preferred Shares.

                                USE OF PROCEEDS



    The net proceeds of this offering of Preferred Shares will be approximately
$       after payment of the estimated sales load and offering costs. The Fund will invest the net proceeds of this offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Neuberger Berman.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of August 15, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus.



                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
As of August 15, 2003 (Unaudited)
      Preferred Shares, par value $.0001
        per share (no shares issued;
        5,020, as adjusted, at $25,000
        per share liquidation
        preference).....................  $         --  $125,500,000
Stockholders' equity:
      Common Shares, par value, $.0001
        per share (17,723,648 shares
        issued and outstanding).........         1,772         1,772
      Capital in excess of par value
        attributable to Common Shares...   253,357,981   251,757,981
      Undistributed investment
        income--net.....................     1,123,106     1,123,106
      Accumulated realized gain
        (loss)--net.....................       119,502       119,502
      Unrealized depreciation on
        investments--net................    (4,919,811)   (4,919,811)
                                          ------------  ------------
      Net Assets attributable to Common
        Shares..........................  $249,682,550  $248,082,550
  Managed Assets........................  $249,682,550  $373,582,550


    As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of Preferred Shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding Preferred Shares from net assets so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. In connection with the rating of the Preferred Shares, the Fund has established in its Articles various portfolio covenants to meet third-party rating agency guidelines. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Preferred Shares will be treated as stock (rather than indebtedness).

                             THE FUND'S INVESTMENTS
INVESTMENT OBJECTIVES


    The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The investment objectives and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors without stockholder approval.


INVESTMENT STRATEGIES AND PARAMETERS OF THE FUND'S PORTFOLIO

    Under normal market conditions, the Fund:

    -  will invest at least 80% of its total assets in a combination of
       (1) high-yield corporate debt securities rated, at the time of investment, below investment grade--I.E., rated Ba or lower by Moody's or BB or lower by S&P or, if unrated by either of those entities, determined by NB

       Management to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (including REITs); and

    - may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

    While the proportions of high-yield and Real Estate Company securities will change over time to reflect NB Management's evaluation of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of Real Estate Companies.

    The Fund will not invest more than 10% of its total assets in the securities of any one issuer. The Fund may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar. The Fund will not invest more than 15% of its total assets in illiquid securities.

    With respect to investments in high-yield corporate debt securities, the Fund expects, in current market conditions, to focus its investments in high-yield corporate debt securitiesin the middle to high end of the non-investment grade spectrum. However, the Fund may invest in the lower portions of the spectrum as Neuberger Berman deems appropriate.

    With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.


    An Asset Allocation Committee will periodically allocate assets between a high-yield corporate debt security asset class and a Real Estate Company security asset class based on an analysis of relative historic and projected sector spreads and total returns--E.G., the differences in yield between these sectors, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will depend upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between these income-producing asset classes.


PORTFOLIO COMPOSITION

DEBT SECURITIES


    - HIGH-YIELD DEBT SECURITIES. High-yield debt securities are debt securities rated below investment grade (BB/Ba or the equivalent) or unrated debt securities deemed by NB Management to be of comparable quality. These securities typically offer investors higher yields than other fixed-income securities. The higher yields are justified by the weaker credit profiles of high-yield issuers as compared to investment grade issuers. Below investment grade quality debt securities are commonly referred to as "junk bonds." Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The issuers of these securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade issuers. Such issues may be in default or there may be present elements of danger with respect to principal or interest. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below investment grade rating to the same security, NB Management will determine which rating it considers more appropriate and categorize the security accordingly. For a description of security ratings, see Appendix B of the Statement of Additional Information.

       High-yield debt securities include debt obligations of all types issued by U.S and non-U.S. corporate and governmental issuers, including bonds, debentures and notes, and preferred stocks that have priority over any other class of stock of the issuer as to the distribution of assets or the payment of dividends. A high-yield debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The high-yield debt securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate features. The Fund will invest in high-yield debt securities of a broad range of issuers and industries.

    - CORPORATE DEBT SECURITIES. Corporate debt securities are debt obligations issued by corporations and may include high-yield debt securities. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture. Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due to them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed or floating, or the debt securities may be zero coupons. Interest on corporate debt securities is typically paid semi-annually and is fully taxable as ordinary income to the bondholder. Corporate debt securities contain elements of both interest-rate risk and credit risk. Corporate debt securities usually yield more than government or agency debt securities due to the presence of credit risk.

    - DEBT SECURITIES OF REAL ESTATE COMPANIES. Debt securities of Real Estate Companies in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. These securities may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

    - U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

    If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

    REAL ESTATE COMPANIES. A Real Estate Company is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). The Fund may also invest in rights or warrants to purchase income-producing common and preferred securities of Real Estate Companies. REITs are considered to be Real Estate Companies.

    REITS. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. REITs historically have paid relatively high dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its primary investment objective of high current income.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

    Substantially all of the equity securities of Real Estate Companies, including REITs, in which the Fund currently intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately-traded REITs.

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

    Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

    ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities, pay-in-kind securities and discount obligations. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer. Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by the Fund as it accrues prior to the receipt of any actual payments. Pay-in-kind securities pay interest through the issuance of additional securities.

    COMMON EQUITY SECURITIES, PREFERRED EQUITY SECURITIES AND CONVERTIBLE SECURITIES. The Fund may invest in common equity securities, preferred equity securities and convertible securities.

    - COMMON EQUITY SECURITIES. Common equity securities are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common equity securities usually carry with them the right to vote and frequently an exclusive right to do so.

    - PREFERRED EQUITY SECURITIES. Preferred equity securities generally have a preference as to dividends and liquidation over an issuer's common equity securities but rank junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, dividends on preferred equity securities are payable only if declared by the issuer's board of directors. Preferred equity securities also may be subject to optional or mandatory redemption provisions. Preferred equity securities in which the Fund invests generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

    - CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

    The relative investment in common stock, preferred stock and convertible securities are subject to market conditions at the time of such initial investment, the current market prices of such securities and Neuberger Berman's views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on NB Management's assessment of market conditions.

    FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

    U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES. These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation and confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

    FOREIGN CURRENCY-DENOMINATED SECURITIES. Foreign currency-denominated securities are denominated in or indexed to foreign currencies, including
(1) CDs (including similar time deposits), commercial paper and bankers' acceptances issued by foreign banks, (2) obligations of other corporations and
(3) obligations of foreign governments, their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (a) adverse changes in foreign exchange rates and
(b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

    Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

    Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

    Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    AMERICAN DEPOSITORY RECEIPTS. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. If the underlying security is denominated in a foreign currency, investment in the ADR is subject to the risk of fluctuations in the exchange rate, even though the ADR is denominated in U.S. dollars.

    FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). The Fund enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the dollar equivalent of dividends, interest or other payments on those securities.

    The Fund is not obligated to hedge its foreign currency exposure or to use options on foreign currencies and it makes no representation as to the availability, use or success of any such technique.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities (I.E., securities that at the time of purchase by the Fund are not readily marketable), which include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and that are not deemed to be liquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to NB Management the day-to-day determination of the illiquidity of certain securities held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NB Management to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

    Illiquid securities will be priced at fair value as determined in good faith by NB Management acting pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value" in the Statement of Additional Information. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps NB Management deems advisable, if any, to protect liquidity.

    As discussed below under "Interest Rate Transactions," the Fund currently intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will not treat such amounts as illiquid for purposes of the 15% limitation on investments in illiquid securities.

    INDEXED SECURITIES. The Fund may invest in various securities that are intended to track broad-based, U.S. market indices, including Standard & Poor's Depository Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Shares and JPMorgan HYDIs ("HYDIs"). SPDRs represent units in a trust that holds a portfolio of common stocks that closely tracks the price, performance and dividend yield of the S&P 500 Index. SPDRs also entitle holders to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 Index stocks in the underlying portfolio. DIAMONDS represent units in an investment trust that holds the 30 component stocks comprising the Dow Jones Industrial Average ("DJIA") and are designed to track the performance of the DJIA. DIAMONDS pay monthly dividends that correspond to the dividend yields of the DJIA component stocks. Nasdaq-100 Shares represent ownership in the Nasdaq-100 trust, a unit investment trust that accumulates and holds a portfolio of equity securities that track the Nasdaq-100 Index. Nasdaq-100 Shares are designed to track the performance and dividend yield of the Nasdaq-100 Index. HYDIs provide holders the ability to trade a liquid diversified basket of credits that is highly correlated with the JPMorgan Domestic High-Yield Index. HYDIs consist of 100 credit default swaps referencing a diversified pool of U.S. high-yield debt securities and allow holders to tailor their exposure in the U.S. high-yield market by credit quality and sector. SPDRs and DIAMONDS are listed on the AMEX. Nasdaq-100 Shares are listed on the Nasdaq Stock Market. HYDIs are traded in the over-the-counter market.

    Most indexed securities are short- to intermediate-term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

    SHORT SALES AND DERIVATIVES. The Fund will not enter into short sales or invest in derivatives, except for interest rate and foreign currency hedging purposes as described in this Prospectus in connection with interest rate swap and cap transactions, futures, options on futures, forward foreign currency contracts and options on forward currencies. See "Interest Rate Transactions" and "The Fund's Investments--Forward Foreign Currency Contracts" and "The Fund's Investments--Options on Foreign Currencies."

    CASH POSITIONS. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of money market funds that are managed by Neuberger Berman or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start-up period following this offering would not be expected to exceed three months.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which NB Management serves as investment manager ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

    Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.

SECURITIES LENDING

    The Fund may lend its portfolio securities (principally to broker-dealers) when such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under "Cash Positions." (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund's advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.

    Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

PORTFOLIO TURNOVER

    Due to the limited duration of the Fund's high-yield corporate debt security investments and the need to sometimes change allocation between security types and asset classes, the Fund may have a high portfolio turnover rate. The Fund may engage in active and frequent trading when considered appropriate by NB Management, which may result in increased transaction costs and realized capital gains. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of NB Management, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES

    The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. See "Investment Objectives, Policies and Limitations" and "Investment Strategies, Techniques and Risks" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Preferred

Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

    The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a rating agency in connection with the Fund's utilization of leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives.

NEUBERGER BERMAN'S APPROACH TO SECURITIES

    Neuberger Berman's approach to selecting high-yield corporate debt securities is based upon a belief that high-yield securities, as an asset class, offer the best risk adjusted returns of all fixed-income securities.

    - INDEPENDENT CREDIT ANALYSIS. Before a security becomes a portfolio holding, it is subjected to an independent credit analysis by the Fund's portfolio management group. The portfolio management group seeks to manage default risk and volatility in the high-yield market by focusing on corporate debt securities rated at least B3 by Moody's or B- by S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality. To manage interest rate risk, the portfolio management group concentrates on the intermediate portion of the yield curve by investing primarily in corporate debt securities with maturities of 10 years or less. The portfolio management group may change its focus with respect to credit quality and maturity criteria from time to time as it deems appropriate. Other characteristics they look for include: companies with a strong operating history; stable or growing cash flows; a management team committed to reducing leverage; and a solid asset base.

    - A BOTTOM-UP APPROACH TO PORTFOLIO CONSTRUCTION. After narrowing the current universe of approximately 2,000 high-yield corporate debt securities to potential investments that meet its credit quality and maturity criteria, the group uses a bottom-up fundamental analysis approach to select the 100-150 Fund holdings. In seeking to identify the best investments, they conduct a relative value analysis of issuers, emphasizing security selection over top-down sector management. Overall portfolio structure and risk exposure are controlled through diversification and portfolio analysis. The high-yield portion of the portfolio will be broadly invested in a large number of issuers and industries.

    - RISK MANAGEMENT AND SELL DISCIPLINE. Neuberger Berman's High Yield Fixed Income Group also tracks the portfolio's performance and portfolio statistics relative to the applicable benchmark index on a daily basis. By constantly monitoring its performance, they can determine if it is performing as expected. Each security in the portfolio is also monitored on a daily basis. The portfolio management group does not hesitate to sell when company, credit or market conditions warrant such action, but the group is not obligated to sell securities under any particular circumstances.

    Neuberger Berman's investment philosophy in selecting securities of Real Estate Companies is driven by:

    - an experienced portfolio management staff that believes in traditional on-site real estate analysis and frequent meetings with company management;

    - a distinct investment approach that combines fundamental securities analysis and direct real estate analysis with property sector diversification;

    - a disciplined valuation methodology that seeks attractively priced real estate securities relative to their historical growth rates and alternative property sectors; and

    - an investment strategy that seeks to develop a portfolio with a broad mix of real estate securities through quality stock selection and property sector allocation.

    Neuberger Berman focuses on quality of management, relative equity valuation levels within the real estate securities universe and relative property sector performance expectations.

                           INTEREST RATE TRANSACTIONS

    The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and capital structure.

SWAPS AND CAPS

    In connection with the Fund's use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

    Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the Fund's net earnings as a result of leverage.

    The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will not treat such amounts as illiquid for purposes of the 15% limitation on investments in illiquid securities.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Fund. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Fund by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Fund.

    Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NB Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NB Management will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund's investments.

    In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

    The Fund may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUTURES AND OPTIONS ON FUTURES

    The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

    The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

                                     RISKS


    The Fund is a non-diversified, closed-end management investment company. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Preferred Shares at any point in time may be worth less than the amount you invested.


LEVERAGE RISK


    The Fund uses leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the amount of leverage will represent approximately 33% of the Fund's net assets.


    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as the Preferred Shares are outstanding, the Fund does not intend to utilize other forms of leverage other than derivatives. See "Risks--Derivatives Risk."


    The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.

    Because the fee paid to NB Management is calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving NB Management an incentive to favor the use of leverage.


    The Fund will issue Preferred Shares, which typically pay dividends based on short-term interest rates, and will use the proceeds to buy securities of Real Estate Companies and high-yield debt securities that pay dividends based upon the performance of the issuing companies. The Fund also may buy real estate debt securities and high-yield debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. High-yield debt security and Real Estate Company security dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to Preferred Stockholders exceeds the income from those portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

AUCTION RISK

    Preferred Stockholders may not be able to sell Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if a hold order is placed at an auction (an order to retain Preferred Shares) only at a specified rate, and that bid rate exceeds the rate set at the auction, the Preferred Shares will not be retained. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction. As a result, your investment in Preferred Shares may be illiquid. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK


    If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are affected more than shorter securities. Accordingly, if the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer, that person will not be able to submit bids at auctions with respect to Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the Nasdaq Stock Market.


RATINGS AND ASSET COVERAGE RISK


    In order to obtain a rating of Aaa and AAA from Moody's and Fitch, respectively, the Fund must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests the Fund must meet. While it is a condition to the closing of this offering that Moody's and Fitch assign a rating of Aaa and AAA, respectively, to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make Preferred Shares less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns.


    In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. The Fund may be forced to redeem Preferred Shares to meet regulatory requirements or may voluntarily redeem Preferred Shares in certain circumstances.

PAYMENT RESTRICTIONS


    The Fund may not declare or pay any dividends or other distributions on Preferred Shares or Common Shares unless it satisfies certain conditions. See "Description of Preferred Shares--Dividends and Rate Periods--Restriction of Dividends and Other Distributions." These prohibitions on the payment of dividends or other distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends to redeem Preferred Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters."


DECLINE IN NET ASSET VALUE RISK


    A material decline in the Fund's net asset value may impair its ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see the risks below.


    An investment in Preferred Shares is also subject to, among other risks, stock market risk, interest rate risk, credit risk, inflation risk, liquidity risk and derivatives risk. An investment in Preferred Shares will also be subject to the risk associated with the fact that the Fund is recently organized. These risks are summarized below.

LIMITED OPERATIONAL HISTORY


    The Fund is recently organized and has been operational only since July 2, 2003.


INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

STOCK MARKET RISK

    Your investment in Preferred Shares will represent an indirect investment in REIT shares, other securities of Real Estate Companies and high-yield corporate debt securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common securities of Real Estate Companies, including REITs, and other securities in which the Fund will invest will fluctuate from day to day, sometimes rapidly and unpredictably, and may--either in the near term or over the long run--decline in value. The value of the Preferred Shares may be affected by a decline in financial markets in general.

    The Fund's use of leverage magnifies stock market risks.

RISKS OF INVESTING IN BELOW INVESTMENT GRADE QUALITY SECURITIES


    Below investment grade quality debt securities (also called "high-yield securities") are commonly referred to as "junk bonds." Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The principal amount of below investment grade quality debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade quality debt securities for corporate financing. Issuers of below investment grade quality debt securities may be highly leveraged and may not have available to them more traditional methods of financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If interest rates rise sharply, the number of defaults by below investment grade quality debt securities is likely to increase.


    The prices of below investment grade quality securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Since investors generally perceive that there are greater risks associated with below investment grade quality securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the debt securities market, resulting in greater yield and price volatility.

    If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

    The secondary markets in which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. There are fewer dealers in the market for below investment grade quality securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher-quality instruments. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade quality security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below investment grade quality securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade quality securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below investment grade quality securities.

INTEREST RATE RISK


    Interest rate risk is the risk that fixed-income investments, such as corporate and other debt securities, preferred shares, U.S. government obligations and, to a lesser extent, dividend-paying common stocks and shares such as REIT common shares will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that its net asset value will tend to decline if market interest rates rise. Because investors generally look to REITs for a stream of income, and because many REITs are leveraged, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at or near historical lows, it is likely that they will rise in the near future.


    The Fund's use of leverage magnifies the interest rate risks. The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks. See "Interest Rate Transactions."

CREDIT RISK

    The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

    If rating agencies lower their ratings on debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the rating agencies' ratings of any Preferred Shares and increase the dividend rate that the Fund must pay on Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

REINVESTMENT RISK

    Income from the Fund's investments in high-yield corporate debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund's current earnings rate. A decline in income could affect the Fund's overall return.

CALL RISK

    Some debt and preferred securities allow the issuer to call them for early repayment. Issuers of such securities will often call them when interest rates are low. To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

EXTENSION RISK

    During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CONVERTIBLE SECURITY RISK

    Convertible securities generally offer lower interest or dividend yelds than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

RISKS OF ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DISCOUNT OBLIGATIONS

    Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.

    Because federal tax law requires that accrued OID and "interest" on pay-in-kind securities be included currently in the Fund's income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities or short-term borrowing. The Fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result. See "Tax Matters" in the Statement of Additional Information.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates. As a result of inflation, the real value of the Preferred Shares and distributions can decline. In addition, during any periods of inflation, the cost of any variable-rate leverage would likely increase, which would tend to further reduce the overall performance of the Fund.

DEFLATION RISK

    Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

RISKS OF SECURITIES OF REAL ESTATE COMPANIES

    The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems and contamination; limitations on, or unavailability of, insurance on economic terms; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and changes in interest rates.

    The value of the Fund's net assets will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the securities of Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (E.G., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.

    If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

    The performance of the economy in each of the regions in which the real estate owned by a Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

    In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

    As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

    RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

    COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

    OFFICE AND INDUSTRIAL PROPERTIES. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

    HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution rates, equipment, personnel and other factors regarding operations;
(2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the healthcare industry.

    Governmental laws and regulations relating to healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations and administrative and judicial interpretations of existing law. Changes may also be applied retroactively, and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    MULTIFAMILY/RESIDENTIAL PROPERTIES. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

    Other factors may contribute to the level of risk of real estate investments.

    INSURANCE ISSUES. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

    LEVERAGE. Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

    ENVIRONMENTAL RISKS. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate

Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.

    SMALLER COMPANIES. Even the larger Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than--and at times will perform differently from--large company shares such as those found in the DJIA.

    TAX AND RELATED ISSUES. REITs are subject to highly technical and complex provisions in the Code. It is possible that the Fund may invest in securities of a Real Estate Company that purports to be a REIT but fails to qualify as such under the Code. In the event of any such unexpected failure to qualify as a REIT, the Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain its exemption from registration under the 1940 Act, either of which could adversely affect the operations of such REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.

    Like a regulated investment company, a REIT that satisfies a minimum distribution requirement for a taxable year is not required to pay federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a regulated investment company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. To avoid the imposition of federal income and excise taxes, REITs generally make distributions in December each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). For financial statement purposes, when those amounts are received, they will be included in the Fund's income and realized gains, respectively, even though some part thereof may later be recharacterized by the REIT as a return of the Fund's investment in those shares.

    TERRORISM. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, E.G., hotels and retail establishments. Higher insurance costs may adversely affect Real Estate Companies, and certain Real Estate Companies may be unable to obtain certain kinds of insurance.

FOREIGN SECURITIES RISK

    The prices of foreign securities may be affected by factors not present in U.S. markets, including:

    - CURRENCY EXCHANGE RATES. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.


    - FOREIGN POLITICAL, SOCIAL, AND ECONOMIC CONDITIONS. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


    - REGULATIONS. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

    - MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


    - TAXATION. Non-U.S. withholding and other taxes may decrease the Fund's return.


    Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

FORWARD FOREIGN CURRENCY CONTRACTS RISK


    NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using Forward Contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because Forward Contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.


ILLIQUIDITY RISK

    The Fund may invest up to 15% of its total assets in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. Illiquid securities may trade at a discount from more liquid investments that are otherwise comparable and may be subject to wider and more rapid fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price.

MORTGAGE-BACKED SECURITIES RISK

    Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity to that of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage-backed securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, the credit risk can be reduced by third-party guarantees or other forms of credit support.

MANAGEMENT RISK

    The Fund is subject to management risk because it is an actively managed investment portfolio. Neuberger Berman, the Asset Allocation Committee and the portfolio management staff will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

DERIVATIVES RISK


    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as illiquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by Preferred Stockholders on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TAX RISK


    The Fund may invest in preferred securities, convertible securities, REIT securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of its investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "Tax Matters."


TERRORISM; EVENTS IN IRAQ

    Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing occupation of Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers. High-yield securities tend to be more volatile than higher-rated fixed-income securities, so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares and adversely affect Fund service providers and the Fund's operations.

NON-DIVERSIFIED STATUS

    Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. However, the Fund has adopted a policy that it will not invest more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Code. See "Tax Matters."

ANTI-TAKEOVER PROVISIONS

    The Fund's Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares. See "Anti-Takeover and Other Provisions in the Articles of Incorporation."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER


    NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and supervising the Fund's business affairs as well as providing certain administrative services. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.


    Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of June 30, 2003, Neuberger Berman and its affiliates had $63.7 billion in assets under management.

    NB Management has retained Neuberger Berman, LLC to serve as sub-adviser to the Fund. See "Sub-Adviser" below. NB Management and Neuberger Berman, LLC are wholly-owned subsidiaries of Neuberger Berman Inc., a publicly-owned holding company, located at 605 Third Avenue, New York, New York 10158-3698.

    The Asset Allocation Committee's members consist of Jack L. Rivkin, Wayne C. Plewniak and Steven R. Brown.

    Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research and Research Sales Departments of Neuberger Berman, LLC with 35 years of industry experience. Mr. Rivkin also serves as Chairman and a Director of NB Management. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

    Mr. Plewniak, a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC with 17 years of industry experience, serves as portfolio manager for the high-yield corporate debt portion of the Fund's portfolio.
Mr. Plewniak is Senior Portfolio Manager of the Neuberger Berman High Yield Fixed Income Group. He was a Managing Director at Lipper & Company, LP, where he managed high-yield investments from 1992 to 2002.

    Daniella Coules and Robert S. Franklin are Vice Presidents of NB Management, Managing Directors of Neuberger Berman, LLC and portfolio managers in the Neuberger Berman High Yield Fixed Income Group with 5 and 22 years of industry experience, respectively. They provide assistance in managing the Fund.
Ms. Coules had been a Vice President of The Lipper Funds, Inc. and a Fixed Income Analyst at Lipper & Company, LP, from 2000 to 2002 and prior to that time attended Harvard Business School. She was a Financial Reporter for Bloomberg from 1997 to 1998 and an Investment Banking Analyst at Bear Stearns from 1995 to 1997. Mr. Franklin has been a high-yield portfolio manager for NB Management since 1999. From 1997 to 1999, he was vice president and high-yield research analyst for Prudential Insurance and from 1988 to 1997 was a vice president and senior credit analyst for Moody's.

    Mr. Brown serves as portfolio manager of the real estate portion of the Fund's portfolio. Mr. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mr. Brown joined Neuberger Berman in January 2002 to head up the firm's institutional and retail real estate securities effort. Until he joined Neuberger Berman, Mr. Brown managed institutional separate accounts and served as a Co-Portfolio Manager for the Cohen & Steers Equity Income Fund, Inc. and the Cohen & Steers Advantage Income Realty
Fund, Inc. He joined Cohen & Steers in 1992. Prior to that, he was a debt rating analyst with S&P covering REITs, homebuilders and commercial mortgage securities. He has more than 15 years of experience analyzing and investing in REITs.

SUB-ADVISER

    NB Management has retained Neuberger Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

    NB Management (and not the Fund) pays for the services rendered by Neuberger Berman, LLC based on the direct and indirect costs to Neuberger Berman, LLC in connection with those services. Neuberger Berman, LLC also serves as sub-adviser for all of the open-end management investment companies and the other closed-end management investment companies managed by NB Management. Neuberger Berman, LLC and NB Management employ experienced professionals that work in a competitive environment.

    Neuberger Berman Inc., the parent company of NB Management and Neuberger Berman, LLC, announced that it has entered into an agreement with Lehman Brothers Holdings Inc. whereby Lehman Brothers Holdings Inc. would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, regulatory approvals and consents are obtained, and certain other conditions are met, it is anticipated that the closing will take place in the fourth quarter of 2003.


    The acquisition would constitute an "assignment" as defined in the 1940 Act of the Fund's management and sub-advisory agreements, which would automatically terminate those agreements. Accordingly, the Fund's Board of Directors considered and approved a new management agreement and sub-advisory agreement for the Fund. The new agreements will be presented to the Fund's stockholders for their approval at a special meeting of stockholders. Stockholders of record on August 15, 2003 will be entitled to vote at the special meeting of stockholders and there can be no assurance that they will approve the new agreements.


MANAGEMENT AGREEMENT


    Pursuant to an investment management agreement between NB Management and the Fund, the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund's average daily Managed Assets for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability or permanent equity. The Fund also pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets for services provided under an administration agreement.


    In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through October 31, 2011):

                                            PERCENTAGE WAIVED (ANNUAL RATE AS A       PERCENTAGE WAIVED (ANNUAL RATE AS A
                                          PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO  PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
FISCAL PERIOD                                    COMMON SHARES--ASSUMING NO               COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31,                           LEVERAGE IS ISSUED OR OUTSTANDING)         ISSUANCE OF PREFERRED SHARES(2))
------------------                           ----------------------------------         --------------------------------
2003(1).................................                   0.25%                                     0.37%
2004....................................                   0.25%                                     0.37%
2005....................................                   0.25%                                     0.37%
2006....................................                   0.25%                                     0.37%
2007....................................                   0.25%                                     0.37%
2008....................................                   0.25%                                     0.37%
2009....................................                   0.19%                                     0.28%
2010....................................                   0.13%                                     0.19%
2011....................................                   0.07%                                     0.10%

-------------------

(1)  From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's capital (after issuance).

   NB Management will discontinue waiving any portion of its fees beyond October 31, 2011.

    Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by the proceeds of any leverage), NB Management has a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares. Because holders of Preferred Shares receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are borne only by the Common Stockholders, and not by Preferred Stockholders.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Fund's Articles Supplementary, which is attached as Appendix A to the Statement of Additional Information.

GENERAL

    Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated as Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).

    Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. If the net assets of the Fund increase, the Fund may offer additional shares of preferred stock to maintain the leverage ratio of the Fund. The Preferred Shares will be subject to optional and mandatory redemption as described below under "--Redemption."

    Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor securities depository ("DTC") or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

DIVIDENDS AND RATE PERIODS


    GENERAL. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period will be days in the case of Series A Preferred Shares and days in the case of Series B Preferred
Shares. The dividend rate for this period will be   % in the case of Series A
Preferred Shares and   % in the case of Series B Preferred Shares. Subsequent
rate periods normally will be 7 days for each of Series A Preferred Shares and Series B Preferred Shares, and the dividend rate for each such period will be determined by an auction generally held on the business day before commencement of the rate period. The Fund, subject to certain conditions, may change the length of subsequent rate periods, depending on its needs and NB Management's outlook for interest rates, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.


    Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to the holders of the Preferred Shares as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.


    DIVIDEND PAYMENT DATES. Dividends on Preferred Shares will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Articles and applicable law and such dividends will have preference to and priority over any dividends declared and payable on Common Shares. The new dividend rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.


    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Stockholders). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, the current Broker-Dealers have indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.


    CALCULATION OF DIVIDEND PAYMENT. The Fund computes the amount of dividends per share payable on Preferred Shares by multiplying the rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the applicable rate period or part thereof, and the denominator of the fraction will be 365 for any regular rate period, and 360 for a special rate period. This rate is multiplied by $25,000 to arrive at the dividends per share. Dividends on Preferred Shares will accumulate from the date of their original issue, which is
expected to be         , 2003. For each rate period after the initial rate
period, the dividend rate will be the rate determined at auction, except as described below. The dividend rate that results from an auction cannot be greater than the maximum rate.


    The maximum rate for a rate period is normally the product of the applicable percentage (see Table I, below) and the reference rate (see Table II, below), each as of the auction date. In each case, the applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and Fitch. Because the Fund will not issue the Preferred Shares unless they are rated Aaa by Moody's and AAA by Fitch at the time of closing, the initial applicable percentage will be 150%.

                                    TABLE I
                          APPLICABLE PERCENTAGE TABLE

                           RATINGS FOR PREFERRED SHARES
----------------------------------------------------------------------------------
                MOODY'S                                    FITCH                    APPLICABLE PERCENTAGE
----------------------------------------  ----------------------------------------  ---------------------
             Aa3 or higher                             AA- or higher                             150%
                A3 to A1                                  A- to A+                               200%
              Baa3 to Baa1                              BBB- to BBB+                             250%
               Below Baa3                                Below BBB-                              275%

    The reference rate used to determine the maximum rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                    TABLE II
                              REFERENCE RATE TABLE

                   RATE PERIOD                                        REFERENCE RATE
--------------------------------------------------  --------------------------------------------------
91 days or less                                     AA Financial Composite Commercial Paper Rate (see
                                                    Table III and its introductory paragraph)
92 days to 270 days                                 The AA Financial Composite Commercial Paper Rate
                                                    made available by the Federal Reserve Bank of
                                                    New York or, if the Federal Reserve Bank of
                                                    New York does not make available such a rate, the
                                                    arithmetic average of the interest equivalent (as
                                                    defined below) of rates on commercial paper placed
                                                    on behalf of issuers whose corporate bonds are
                                                    rated AA by S&P or the equivalent of such rating
                                                    by another rating agency, as quoted on a discount
                                                    basis or otherwise by the certain commercial paper
                                                    dealers to the Auction Agent for the close of
                                                    business on the business day immediately preceding
                                                    the date of calculation (rounded to the next
                                                    highest .001 of 1%).
271 days or more                                    Treasury Index Rate

    For purposes of the Reference Rate Table, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

    The AA Financial Composite Commercial Paper Rate is the rate for the applicable period on commercial paper issued by corporations whose bonds are rated AA by S&P or the equivalent of such rating by another rating agency, as made available by the Federal Reserve Bank of New York. If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis to the Auction Agent for the close of business on the business day immediately preceding such date by commercial paper dealers designated by the Fund. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

    The AA Financial Composite Commercial Paper Rate for a regular 7 day rate period is the 7-day rate. The AA Financial Composite Commercial Paper Rate for a special rate period is as set forth in the table below:

                                   TABLE III
     AA FINANCIAL COMPOSITE COMMERCIAL PAPER RATE FOR SPECIAL RATE PERIODS

                                                                 AA COMPOSITE COMMERCIAL
               SPECIAL RATE PERIOD                                     PAPER RATE*
--------------------------------------------------  --------------------------------------------------
8 days to 31 days                                                      30-day rate
32 days to 61 days                                                     60-day rate
62 days to 91 days                                                     90-day rate

-------------------


  *  Rates stated on a discount basis

    In most, but not all, cases, if an auction for Preferred Shares is not held when scheduled or if sufficient clearing bids have not been made in an auction (other than because all Preferred Shares were subject to submitted hold orders), the dividend rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange ("NYSE") was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures due to circumstances beyond its control.



    On or prior to each dividend payment date and redemption date, the Fund is required to deposit with the Auction Agent sufficient funds to pay the declared dividends or redeem the Preferred Shares called for redemption. All such moneys paid to the Auction Agent shall be held in trust by the Auction Agent for the payment of dividends or the payment of the redemption price. The failure to deposit such funds will not cancel the auction results for the current rate period or cause a new rate period to commence. Generally, however, if such a failure to deposit is not cured and a late charge ("Late Charge") is not paid to the Auction Agent, as described below, within three business days, no auction will be held for subsequent rate periods until such failure to deposit is cured and the applicable Late Charge is paid, and the dividend rate for those rate periods will be the maximum rate. The Fund does not intend to establish any reserves for the payment of dividends.



    Generally, the Fund may cure a failure to deposit on a dividend payment date or redemption date, as applicable, by paying the Auction Agent (1) all accumulated and unpaid dividends on Preferred Shares and (2) without duplication, the unpaid redemption price for Preferred Shares, if any, for which notice of redemption has been mailed by the Fund; provided, however, that the Fund shall not be deemed to have failed to pay a redemption price if the related redemption notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and one or more such conditions have not been satisfied. The Fund must also pay the Auction Agent a Late Charge equal to the sum of (1) if the Fund failed to timely pay to the Auction Agent the full amount of dividends, an amount computed by multiplying (x) 200% of the reference rate for the rate period during which such failure to deposit occurs on the dividend payment date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit has not been cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding Preferred Shares and (2) if the Fund failed to timely pay the Auction Agent a redemption price for Preferred Shares, if any, for which Notice of Redemption has been mailed by the Fund, an amount computed by multiplying (x) 200% of the reference rate for the rate period during which such failure to deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding Preferred Shares to be redeemed.


    RESTRICTION OF DIVIDENDS AND OTHER DISTRIBUTIONS. While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

    - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (I.E., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);
    - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;
    - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;
    - Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and
    - The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.


    DESIGNATIONS OF SPECIAL RATE PERIODS. The Fund, in certain circumstances, may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. The Fund will give registered owners of Preferred Stockholders notice of a proposed special rate period as provided in the Articles Supplementary. Each such notice shall state (a) that the Fund may exercise its option to designate a succeeding rate period as a special rate period, specifying the first day thereof and (b) that the Fund will, by 11:00 a.m., Eastern time, on the second business day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option. If the Fund fails to deliver either of these notices, the Fund shall be deemed to have delivered a notice to the Auction Agent not to exercise its option to designate a special rate period and a regular rate period will commence.


    A designation of the special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and
(c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

REDEMPTION



    MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles, including the Articles Supplementary, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. In the event that the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares that are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to such mandatory redemption date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund is able to effect such redemption. Any such mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See the Articles Supplementary, attached as Appendix A to the Statement of Additional Information, for more information concerning the circumstances in which the Fund must redeem Preferred Shares.


    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund and any other preferred stock of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable.


    OPTIONAL REDEMPTION. The Fund, at its option, may redeem shares of each series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. If fewer than all outstanding shares of any series are to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that it deems fair and equitable. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable Maryland law. Preferred Shares of a series may not be redeemed in part if fewer than 250 Preferred Shares of that series would remain outstanding after the redemption. The Fund has the authority to redeem the Preferred Shares for any reason.



    REDEMPTION PROCEDURES. For so long as required by the 1940 Act, the Fund will file a notice of its intention to redeem Preferred Shares with the SEC so as to provide at least the minimum notice required. The Fund will mail a notice of redemption with respect to any redemption by first class mail, postage prepaid, to each registered owner of Preferred Shares to be redeemed, at the registered owner's address as it appears on the Fund's record books on the record date established by the Board of Directors. The notice of redemption will be mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each notice of redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the redemption price; (v) that dividends on Preferred Shares to be redeemed will cease to accumulate on such redemption date; and (vi) the provisions under which such redemption will be made. The Fund may provide in any notice of redemption relating to an optional redemption that such redemption is subject to one or more conditions and that the Fund will not have to redeem the Preferred Shares unless each such condition has been satisfied as specified in the notice of redemption.



    If a notice of redemption has been mailed, then upon the deposit with the Auction Agent of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be outstanding for any purpose, and all rights of the registered owners of such shares will cease and terminate, except the right of such owners to receive the redemption price, but without any interest or other additional amount. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of
(i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which registered owners of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the registered owners of Preferred Shares called for redemption may look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled.



    Notwithstanding the provisions for redemption described above, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series. The foregoing restriction, however, will not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, registered owners of all outstanding shares of such series.



    Notwithstanding any of the foregoing provisions, the Fund may modify any or all of the requirements relating to the notice of redemption provided that
(i) any such modification does not materially and adversely affect any owner of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.



    Except for the mandatory and optional redemption provisions, which are more fully described in the Articles Supplementary, nothing contained in the Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors. Redemption procedures are also subject to SEC rules under the 1940 Act intended to insure fair treatment of stockholders.



LIQUIDATION, DISSOLUTION OR WINDING UP


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Stockholders of the full preferential amounts provided for as described herein, Preferred Stockholders as such shall have no right or claim to any of the remaining assets of the Fund.


    In the event the Fund assets available for distribution to Preferred Stockholders upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Preferred Stockholders are entitled, no such distribution shall be made on any shares of any other class or series of preferred stock ranking on parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. Upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment is made in full to Preferred Stockholders of the amounts to which they are entitled, no payment or distribution shall be made to holders of Common Shares or any other shares ranking junior to the Preferred Shares.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, dissolution or winding up of the affairs, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSETS COVERAGE

    The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. (The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets.) Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected dividend and other payment obligations of the Fund.


    The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of August 15, 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred stock, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $1,600,000 would have been computed as follows:



  Value of Fund assets less
         liabilities
   not constituting senior
          securities               $373,582,550
                                =               =  298%
------------------------------     -----------
Senior securities representing     $125,500,000
         indebtedness
plus liquidation value of the
       Preferred Shares


    In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

    The Board of Directors may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the Preferred Stockholders or any other stockholder of the Fund, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

    The Fund will issue Preferred Shares only if the shares carry a credit quality rating of Aaa from Moody's and AAA from Fitch at the time of closing. Of course, there can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and NB Management and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

    A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating Preferred Shares.

VOTING RIGHTS

    Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Articles, including the Articles Supplementary, or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class.


    Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of the Fund's Directors. The remaining Directors normally are elected by holders of Common Shares and preferred stock, including Preferred Shares, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, or if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund then, as the sole remedy of holders of outstanding Preferred Shares, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the Preferred Stockholders, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of stockholders that will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Preferred Stockholders, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Preferred Stockholders (but not of the Directors with respect to whose election the holders of Common Shares were entitled to vote or the two Directors the Preferred Stockholders have the right to elect in any event), will terminate automatically.


    So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting together as a separate class):

    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares or any other preferred stock, unless, in the case of preferred stock on a parity with the Preferred Shares, the Fund obtains confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

    (b) amend, alter or repeal the provisions of the Articles, including the Articles Supplementary, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Stockholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Stockholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

    (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

    (d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

    So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

    The Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Articles, including the Articles Supplementary, of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Articles, including the Articles Supplementary, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Maryland law, the Articles, including the Articles Supplementary, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

    The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL


    The Articles Supplementary provide that, except as otherwise described herein, the applicable dividend rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Articles Supplementary for a more complete description of the auction process.


    AUCTION AGENCY AGREEMENT. The Fund will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an auction.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

    The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.

    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreement with Citigroup without the consent of the Fund.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:

    - Hold order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period.

    - Bid--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified in such bid.

    - Sell order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

    A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of Preferred Shares then held by the Beneficial Owner. A Beneficial Owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the applicable maximum rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a Beneficial Owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

    A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

    There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential beneficial owners with rates or spreads equal to or lower than the applicable maximum rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the applicable maximum rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for Beneficial Owners of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the shares of such series available for purchase in the auction.


    If there are not sufficient clearing bids for shares of such series, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate. The Auction Agent will notify the Fund and the Broker-Dealers of the results of each auction. The Broker-Dealers will notify each Beneficial Owner, potential beneficial owner, existing holder and potential holder on whose behalf they submitted orders of the auction results.


    The Auction Procedures include a pro rata allocation of shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.


    The auctions for Series A Preferred Shares and Series B Preferred Shares will normally be held weekly, and a rate period will normally begin on the following business day.


    If an auction date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

    If a dividend payment date is not a business day because the NYSE is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    - the dividend payment date for the affected rate period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

    - the affected rate period will end on the day it otherwise would have ended; and

    - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a series and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 1.5% rate for all 500
                                          shares if dividend rate is less than      shares
                                          1.5%
Current Holder B........................  Owns 300 shares, wants to hold            Hold order--will take the dividend rate
Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 1.3% rate for all 200
                                          shares if dividend rate is less than      shares
                                          1.3%
Potential Holder D......................  Wants to buy 200 shares                   Places order to buy at or above 1.4%
Potential Holder E......................  Wants to buy 300 shares                   Places order to buy at or above 1.3%
Potential Holder F......................  Wants to buy 200 shares                   Places order to buy at or above 1.5%


    The lowest dividend rate that will result in all 1,000 Preferred Shares being bought or continuing to be held is 1.4% (the offer by D). Therefore, the dividend rate will be 1.4%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.


SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market.

    Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

    A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES


    The Articles authorize the issuance of 1,000,000,000 shares of capital stock. The Fund has issued 17,723,648 Common Shares with a par value of $0.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares are fully paid and non-assessable and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Description of Preferred Shares" above.


    The Common Shares are listed on the AMEX under the trading or "ticker" symbol "NOX." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the AMEX requirements in order for the Common Shares to remain listed.

      ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF INCORPORATION

    The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

    The Articles require a vote by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), and the holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company;
(3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the Fund's Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, holders of Preferred Shares vote together with Common Stockholders on all matters on which Common Stockholders vote. The 1940 Act also requires approval of the holders of a majority of the outstanding Preferred Shares, tallied separately, for any conversion from a closed-end to an open-end management investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the holders of Preferred Shares may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

    The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

    Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

    REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND

    The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

    If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

    Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS


    The following is a brief summary of certain federal tax considerations affecting the Fund and its stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold Preferred Shares as capital assets. More detailed information regarding the tax consequences of investing in the Fund is in the Statement of Additional Information.



    The Fund intends to qualify for treatment as a regulated investment company under the Code. If the Fund so qualifies, which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends the Fund receives on securities of Real Estate Companies and other issuers, interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses, all determined without regard to the deduction for dividends paid), the Fund will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.


    The Fund believes that the Preferred Shares will constitute stock of the Fund, and distributions by the Fund with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, Fund distributions to Preferred Stockholders would constitute interest, whether or not they exceeded the Fund's earnings and profits, would be included in full in the recipient's income, and would be taxed as ordinary income. Counsel to the Fund believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

    The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, the Fund intends each taxable year to allocate capital gain dividends among its Common Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year.


    Dividends paid to you out of the Fund's investment company taxable income generally will be taxable to you as ordinary income (at a maximum federal income tax rate of 35%, except as noted below) to the extent of the Fund's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution to you of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Preferred Shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. Stockholders not subject to tax on their income will not be required to pay income tax on amounts distributed to them.


    A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.


    At the end of a calendar year, REITs often change the category (E.G., ordinary income dividend, capital gain distribution, or return of capital) of the distributions they have made during that year. If that occurs, the Fund may also have to re-categorize some of the distributions it has previously made to stockholders. These would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).


    If you sell your Preferred Shares, or have your shares repurchased by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on your holding period for the shares.


    The Fund may be required to withhold federal income tax (currently at the rate of 28% through 2010) from all taxable distributions otherwise payable to you if you:


    - fail to provide it with your correct taxpayer identification number;

    - fail to make required certifications; or

    - have been notified by the IRS that you are subject to backup withholding.


    The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 contains provisions that reduce to 15% the maximum federal income tax rate on
(1) net capital gain individuals recognize and (2) "qualified dividend income" individuals receive from certain domestic and foreign corporations ("QDI"). Distributions of net capital gain the Fund makes will be eligible for the reduced rate, which will also apply to capital gains recognized by stockholders who sell Preferred Shares they have held for more than one year. The reduced rate, which does not apply to short-term capital gains, generally applies to long-term capital gains from sales or exchanges recognized after May 5, 2003 (and Fund distributions of such gain), and ceases to apply for taxable years beginning after December 31, 2008.


    The 15% rate for QDI applies to dividends that individuals receive during the years 2003 through 2008. Dividends paid by REITs generally are not QDI. Thus, it is currently expected that most dividends the Fund pays will not constitute QDI and thus will not be eligible for the reduced rate. Prospective investors should consult their own advisers to evaluate the consequences of these changes in the tax law.

    Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                  UNDERWRITING

    Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the Underwriting Agreement dated the date of this Prospectus with the Fund, NB Management and Neuberger Berman, LLC (the "Underwriting Agreement"), each Underwriter named below has agreed to purchase from the Fund, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth below opposite their respective names.

                                               NUMBER OF SHARES
                                            ----------------------
UNDERWRITER                                 SERIES A     SERIES B
-----------                                 --------     --------
Citigroup Global Markets Inc............
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated..................

    Total

    The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all Preferred Shares offered hereby if they purchase any of the Preferred Shares.


    The Underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price on the cover page of this Prospectus and some of the Preferred Shares to dealers at the public offering price less a
concession not to exceed $   per Preferred Share. The sales load the Fund will
pay of $   per Preferred Share is equal to    % of the initial offering price.
The Underwriters may allow, and such dealers may reallow, a concession not to
exceed $   per Preferred Share on sales to certain other dealers. If all of the
Preferred Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay
on or before September   , 2003 for any Preferred Shares purchased in the
initial public offering. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.



    The Fund, NB Management and Neuberger Berman, LLC have each agreed that, for a period of 180 days from the date of the Prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of any senior securities (as defined in the 1940 Act) of the Fund or grant any options or warrants to purchase senior securities of the Fund, other than Preferred Shares.



    The Fund, NB Management and Neuberger Berman, LLC have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including certain liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be provided to directors, officers and controlling persons of the Fund, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue, if any.

    The Underwriting Agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Fund, NB Management or Neuberger Berman, LLC, by notice to the Fund, NB Management and Neuberger Berman, LLC if, prior to the delivery of and payment for the Preferred Shares, (i) trading in the Common Shares shall have been suspended by the SEC or the AMEX or trading in securities generally on the NYSE or AMEX shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange,
(ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by this Prospectus.

    The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

    The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund, subject to applicable law.

    In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.


    The principal business addresses of the principal underwriters are:
Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080.


                  CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT


    The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's Auction Agent, transfer agent, stockholder services agent and dividend paying agent is The Bank of New York, Attn: Corporate Trust, Dealing and
Trading -- Auction Desk, 100 Church Street, 8th Floor, New York, New York 10286.


                                 LEGAL OPINIONS

    Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York and Cleary, Gottlieb, Steen & Hamilton, New York, New York.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objectives, Policies and Limitations...     1
Investment Strategies, Techniques and Risks.......     5
Portfolio Trading and Turnover Rate...............    32
Management of the Fund............................    38
Investment Management and Administration
  Services........................................    48
Portfolio Transactions............................    53
Net Asset Value...................................    57
Description of Preferred Shares...................    58
Additional Information Concerning the Auction for
  Preferred Shares................................    60
Certain Provisions in the Articles of
  Incorporation...................................    62
Distributions on Common Shares....................    63
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-end Fund.....................    65
Tax Matters.......................................    66
Reports to Stockholders...........................    72
Custodian, Auction Agent and Transfer Agent.......    73
Independent Auditors..............................    73
Counsel...........................................    73
Registration Statement............................    73
Report of Independent Auditors....................    74
Financial Statement...............................    75
Unaudited Financial Information...................    76
APPENDIX A--Form of Articles Supplementary........   A-1
APPENDIX B--Ratings of Corporate Bonds and
  Commercial Paper................................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $125,500,000


                                NEUBERGER BERMAN
                          INCOME OPPORTUNITY FUND INC.


                            AUCTION PREFERRED SHARES
                             2,510 SHARES, SERIES A
                             2,510 SHARES, SERIES B


                                     ------

                                   PROSPECTUS


                               SEPTEMBER   , 2003


                                   ---------

                                   CITIGROUP


                              MERRILL LYNCH & CO.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


DO314 09/03

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                              SUBJECT TO COMPLETION
    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 19, 2003


                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                            AUCTION PREFERRED SHARES


     Neuberger Berman Income Opportunity Fund Inc. (the "Fund") is a recently organized, non-diversified closed-end management investment company.

     This Statement of Additional Information ("SAI") relating to Series A and Series B auction preferred shares (collectively, "Preferred Shares") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to Preferred Shares dated September , 2003 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of NB Management. Neuberger Berman, LLC and NB Management are referred to collectively herein as "Neuberger Berman."
(C)2003 Neuberger Berman Management Inc. All rights reserved.

     This Statement of Additional Information is dated       , 2003.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................................1

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS....................................5

PORTFOLIO TRADING AND TURNOVER RATE...........................................37

MANAGEMENT OF THE FUND........................................................38

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................48

PORTFOLIO TRANSACTIONS........................................................52

NET ASSET VALUE...............................................................56

DESCRIPTION OF PREFERRED SHARES...............................................57

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES...........59

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................61

DISTRIBUTIONS ON COMMON SHARES................................................62

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......64

TAX MATTERS...................................................................66

REPORTS TO STOCKHOLDERS.......................................................72

CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT...................................72

INDEPENDENT AUDITORS..........................................................72

COUNSEL.......................................................................73

REGISTRATION STATEMENT........................................................73

REPORT OF INDEPENDENT AUDITORS................................................74

FINANCIAL STATEMENT...........................................................75

UNAUDITED FINANCIAL INFORMATION...............................................78

FORM OF ARTICLES SUPPLEMENTARY...............................................A-1

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER..............................B-1

                 INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

     The investment  objectives and general investment  policies of the Fund are
described   in   the   Prospectus.   Additional   information   concerning   the
characteristics of certain of the Fund's investments is set forth below.

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. Unless otherwise specified, the investment objectives, policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of common stock ("Common Shares") and, if issued, Preferred Shares voting as a single class, as well as by the vote of the holders of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

     Under normal market conditions, the Fund:

     o will invest at least 80% of its total assets in a combination of (1) high-yield corporate debt securities rated, at the time of investment, below investment grade - i.e., rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated by either of those entities, determined by NB Management to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies (as defined below) (including real estate investment trusts ("REITs")); and

     o may invest up to 20% of its total assets in other debt and equity securities and money market instruments.

     While the proportions of high-yield and real estate company securities will change over time to reflect NB Management's evaluations of the markets, the Fund will, under normal market conditions, always invest at least 20% of its total assets in high-yield corporate debt securities and at least 20% of its total assets in securities of Real Estate Companies.

     Under normal market conditions, the Fund: (1) will not invest more than 10% of its total assets in the securities of any single issuer; (2) will not invest more than 15% of its total assets in illiquid securities; and (3) may invest up to 25% of its total assets in securities of issuers in industrialized countries other than the United States, which may be denominated in currencies other than the U.S. dollar.

     A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). REITs are considered to be Real Estate Companies.

     With respect to investments in high-yield corporate debt securities, the Fund expects, in current market conditions, to focus its investment on high-yield corporate debt securities in the middle to high end of the non-investment grade spectrum.

     With respect to investments in securities of Real Estate Companies, the Fund anticipates that, in current market conditions, it will invest primarily in "equity-oriented" REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

     An Asset Allocation Committee will periodically allocate assets between a high-yield corporate debt security asset class and a Real Estate Company security asset class based on an analysis of relative historic and projected sector spreads and total returns - e.g., the differences in yield between these asset classes, adjusted to reflect the Asset Allocation Committee's conclusions about their relative levels of risk. This analysis will be dependent upon a review of a variety of economic factors and expected rates of return, such as projected interest rate movements, industry cycles, volatility forecasts and secular and political trends. The Fund will seek to benefit as well from opportunistic, tactical asset allocation as values shift between these income-producing asset classes.

     Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If, because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends, and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

     The Fund's fundamental investment policies and limitations are as follows:

     1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

     2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

     3.   DIVERSIFICATION. The Fund is non-diversified under the 1940 Act.

     4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objectives, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

     7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     The following investment policies and limitations are non-fundamental:

     1. LENDING. Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

     2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

     4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and it may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue Preferred Shares if the asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after such issuance.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the fullest extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of several assigned ratings.

     The Fund will apply for ratings for its Preferred Shares from Moody's and Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Stockholders") or its ability to achieve its investment objectives. The Fund currently anticipates that any Preferred Shares that it intends to issue initially would be given the highest ratings by Moody's ("Aaa") and Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. Moody's and Fitch receive fees in connection with their ratings issuances.

     CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

     The following information supplements the discussion of the Fund's investment objectives, policies and techniques in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

     FIXED-INCOME SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

     RATINGS OF FIXED-INCOME SECURITIES

     As discussed in the Prospectus, the Fund may purchase securities rated by S&P, Moody's, or any other rating agency. The ratings of any rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any rating agency, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. The Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

     HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

     INVESTMENT GRADE DEBT SECURITIES. An investment grade debt security is a security that has received ratings, from all rating agencies that have rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

     BELOW INVESTMENT GRADE QUALITY DEBT SECURITIES. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by rating agencies that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

     DURATION AND MATURITY

     Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     The Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of five to seven years.

     RISKS OF CORPORATE LOANS.

     As in the case of junk bonds, the corporate loans in which the Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by NB Management to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

     BELOW INVESTMENT GRADE QUALITY SECURITIES. The Fund may invest in below investment grade quality debt securities as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

     Below investment grade quality securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa and below may be in default.

     Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below investment grade quality security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below investment grade quality securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade quality securities structured as zero coupon securities (see the Prospectus under "The Fund's Investments - Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations" and also see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below investment grade quality security, and could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade quality securities, especially in a thinly-traded market. When secondary markets for below investment grade quality securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below investment grade quality securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, S&P and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below investment grade quality securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below investment grade quality securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below investment grade quality securities may be more complex than for issuers of higher-quality debt securities.

     REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

     Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

     The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae,

Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     DIRECT DEBT INSTRUMENTS. Direct debt includes loan participations, notes, assignments and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The Fund could buy all or part of a loan or participate in a syndicate organized by a bank. These loans may be secured or unsecured. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under "Foreign Securities" in this SAI.

     Because the Fund's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, NB Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. NB Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by NB Management and the original lending institution.

     There are usually fewer legal protections for owners of direct debt than conventional debt securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.

     Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral. There may not be a recognizable, liquid public market for loan participations.

     POLICIES AND LIMITATIONS. The Fund's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund's quality standards. NB Management will, consistent with the Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile ReceivablesSM ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

ASSET-BACKED SECURITIES RISK

     Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

     VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

     POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

     The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

     The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

     Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

     BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

     Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by the Fund as it accrues prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

     INFLATION-INDEXED SECURITIES. The Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

     Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Any increase in principal value of an inflation-indexed security is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its investment company taxable income (including its non-cash income such as those principal increases) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances, or may be required to borrow, to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities. See "Tax Matters."

     SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     DOLLAR ROLLS. In a "dollar roll," the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value ("NAV") and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

     POLICIES  AND  LIMITATIONS.  Dollar  rolls are  considered  borrowings  for
purposes  of  the  Fund's   investment   policies  and  limitations   concerning
borrowings.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in closed-end funds may involve the payment of substantial premiums above the value of such fund's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

     Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.


   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
                                    INDICES,
               FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

     FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

RISKS OF FUTURES AND OPTIONS ON FUTURES
     The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

     Successful use of hedging transactions depends upon Neuberger Berman's ability to correctly predict the direction of changes in interest rates. While Neuberger Berman is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

     POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

     The Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

     When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

     The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

     PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.g., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

     The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In so doing, the Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock
Exchange ("NYSE"), the American Stock Exchange ("AMEX"), and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The

Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the dollar equivalent of dividends, interest or other payments on those securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

     POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

     The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify for treatment as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

     In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

     BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund intends to use leverage for investment purposes by issuing Preferred Shares. The issuance of Preferred Shares would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account Preferred Shares being offered in the Fund's current Prospectus, the amount of leverage will represent approximately % of the Fund's total assets (after issuance). Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objectives, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

     POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

     When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value
(determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

     STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."

RISKS OF EQUITY SECURITIES

     Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

     To the extent this Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

INVESTMENT INSIGHT

RATIONALE FOR INVESTING IN THE FUND'S PREFERRED SHARES

     Based upon Neuberger Berman's evaluation of historical data, Neuberger Berman believes that investments in securities of Real Estate Companies generally have fared better, during periods of economic weakness or uncertainty, than other market sectors due in part to the long-term nature of most real estate leases. Further, Neuberger Berman believes that investment in securities of Real Estate Companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as those that make up the S&P 500 Index. Neuberger Berman also believes that investment in Real Estate Companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. In addition, Neuberger Berman believes, based upon its evaluation of historical data, that investments in securities of Real Estate Companies have exhibited low correlation in performance to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor's overall portfolio.

     Neuberger Berman believes that better quality high-yield securities, as an asset class, offer the best risk adjusted returns of all fixed-income securities. Neuberger Berman applies fundamental credit analysis, along with an extensive knowledge of the high-yield bond market to form an independent judgment of potential investments. Neuberger Berman believes that active portfolio management provides the opportunity to achieve above-average returns through price appreciation and potentially higher yields. Neuberger Berman seeks to preserve capital by investing in quality companies with liquid securities and by diversifying the portfolio across a variety of issuers and industries.

     Based upon Neuberger Berman's evaluation of historical data, Neuberger Berman believes that a combination of high-yield debt securities and securities of Real Estate Companies (including REITs) provides an attractive historical risk/return profile. The risk/return profile of Ba-rated debt securities--the type of debt securities sought by the Fund--has generated comparable or higher returns with less risk than the broader high-yield market and a variety of equity asset classes. REITs, as represented by the NAREIT Equity REIT Index, have generated comparable or higher returns relative to other equity asset classes with significantly less risk. The Fund may provide a yield advantage over U.S. Treasury securities. The yield advantage of intermediate term high-yield debt securities and securities of Real Estate Companies (including REITs) over U.S. Treasury securities remains wide by historical standards. As of March 31, 2003, intermediate high-yield debt securities and REITs respectively yielded 3.86% and 3.41% more than 10-year U.S. Treasury bonds, compared to a historical average difference of 3.50% and 0.80%, respectively. Of course, high-yield corporate debt securities and equity REITs are subject to credit risk, while U.S. Treasury securities are guaranteed as to the payment of principal and interest by the U.S. Government. Finally, an investment in the Fund may also provide diversification through low correlation. Intermediate Ba high-yield debt securities and REITs have historically demonstrated a low correlation of returns to each other, as well as to other major asset classes.

Low correlation means that the price movements of one group do not necessarily track the others--an attractive feature if you seek diversification. Although it does not ensure against loss, the low correlation of returns between high-yield debt securities and REITs provides an added level of diversification.

     The foregoing rationale and beliefs of Neuberger Berman are based in part on assessments of publicly available information concerning the past performance of high-yield debt securities and securities of Real Estate Companies in general, in comparison to other major asset classes of debt and equity securities.

INVESTMENT  PROCESS

     The Neuberger Berman investment process for the real estate portion of the Fund's portfolio emphasizes internally-generated investment ideas derived from both top-down analysis of property sectors and bottom-up research on real estate securities. The investment process utilizes a relative valuation model that ranks securities on a daily basis and allows for a discrete buy/sell process.

     Neuberger Berman's investment process for the real estate portion of the Fund's portfolio consists of four primary investment areas: (1) macro research;
(2)  property  sector  research;   (3)  company  research;   and  (4)  portfolio
management.

     Macro research consists of an overall assessment of the economy and expectations for economic growth on a national basis as well as a regional basis. Macro research is considered essential in the construction of a real estate securities portfolio as a result of the breadth of lease duration levels among the respective property sectors. Macro research is also required in determining the level of demand across the primary property sectors. The resources available to conduct macro research include in-house economic research, Wall Street analysts and numerous economic reports.

     Property sector research is emphasized as a result of Neuberger Berman's belief that prudent property sector selection will produce consistent levels of investment performance versus an appropriate benchmark. Historically, there has been a material level of divergence in investment results among the core property sectors (multi-family, office, industrial and retail). The investment team seeks to identify property sector valuation disparities through the construction of and analysis of relative valuation models among the property sectors within the REIT industry. Property sector valuations are analyzed on both a relative and absolute basis. Relative valuation analysis is important because the investment team, with respect to the Real Estate Company security asset class, seeks to be fully invested in real estate securities at all times.

     Neuberger Berman's real estate securities research endeavors to focus its investment efforts on those firms that demonstrate attractive prospects for satisfactory levels of earnings growth and earnings consistency, as well as dividend growth and coverage. The companies with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that Neuberger Berman focuses on include multiple-to-long-term earnings growth and net asset value-to-price. Neuberger Berman also assigns a quantitative score to its assessment of management and management strategy. A company's strategy and its ability to execute that strategy as well as the public market's acceptance of that strategy are considered a key company attribute in the investment review process. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. Neuberger Berman will also consider the relative liquidity of each security in the construction of the Fund's portfolio.

     Portfolio construction consists of overweighting and underweighting specific property types, individual securities and geographic regions based on the previously described investment process. Portfolio weightings are measured against the appropriate benchmarks. In order to control risk, Neuberger Berman seeks to maintain a portfolio that is representative of the major property sectors and geographic regions.

     The Neuberger Berman investment process for the high-yield debt security portion of the Fund's portfolio involves: (1) extensive fundamental industry and credit analysis with multi-level research efforts seek to uncover the most attractive bonds from a risk/return perspective; (2) focus on financially sound, well-positioned companies with improving business and financial prospects; and
(3) broad investment across many issuers and industries to mitigate risk.

     Neuberger Berman seeks to manage default and volatility risk in the high-yield market by focusing on bonds rated at least B3 by Moody's or B- by S&P or bonds deemed by NB Management to be of comparable quality. To manage interest rate risk, Neuberger Berman concentrates on the intermediate portion of the yield curve by investing only in bonds with maturities of 10 years or less. Other characteristic they look for include: companies with a three-year operating history, stable or growing cash flows, a management team committed to reducing leverage and a solid asset base.

     After narrowing the universe of about 2,000 high-yield securities to approximately 100-150 potential investments, Neuberger Berman uses a bottom-up approach to select the fund's holdings. In seeking to identify the best investments, they conduct a relative value analysis of high quality issuers, emphasizing security selection over top-down sector management. Overall portfolio structure and risk exposure are controlled through diversification and portfolio analytical systems. The high-yield portion of the portfolio is broadly diversified by number of issuers and industry. Each security in the portfolio is monitored on a daily basis relative to market movements, as are the equity prices of the underlying high-yield issuers.

                       PORTFOLIO TRADING AND TURNOVER RATE

     The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

     The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. Subject to the provisions of the Fund's Articles, its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

     The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC.

The Board of Directors
----------------------

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------

                                               CLASS I

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Faith Colish (68)       Counsel, Carter Ledyard &        36              Director, American Bar
Director                Millburn LLP (law firm) since                    Retirement Association
                        October 2002; prior thereto,                     (ABRA) since 1997 (not-for-
                        Attorney at Law and President,                   profit membership
                        Faith Colish, A Professional                     association).
                        Corporation, 1980 to 2002.
----------------------------------------------------------------------------------------------------

                                                 38

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
C. Anne Harvey (66)     Consultant, C. A. Harvey         36              Member, Individual Investors
Director                Associates, since June 2001;                     Advisory Committee to the
                        Director, AARP, 1978 to                          New York Stock Exchange
                        December 2000.                                   Board of Directors, 1998 to
                                                                         June 2002; President, Board
                                                                         of Associates to The
                                                                         National Rehabilitation
                                                                         Hospital's Board of
                                                                         Directors, since 2002;
                                                                         Member, American Savings
                                                                         Education Council's Policy
                                                                         Board (ASEC), 1998-2000;
                                                                         Member, Executive
                                                                         Committee, Crime Prevention
                                                                         Coalition of America, 1997-
                                                                         2000.
----------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)  Founding General Partner,        36              Director, Capital Cash
Director                Oxford Partners and Oxford                       Management Trust (money
                        Bioscience Partners (venture                     market fund), Naragansett
                        capital partnerships) and                        Insured Tax-Free Income
                        President,  Oxford Venture                       Fund, Rocky Mountain
                        Corporation.                                     Equity Fund, Prime Cash
                                                                         Fund, several private
                                                                         companies and QuadraMed
                                                                         Corporation (NASDAQ).
----------------------------------------------------------------------------------------------------
Peter P. Trapp (58)     Regional Manager for Atlanta     36
Director                Region, Ford Motor Credit
                        Company since August, 1997;
                        prior thereto, President,
                        Ford Life Insurance Company,
                        April 1995 until August 1997.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)  Executive Vice President,        36              Executive Vice President,
Chief Executive         Neuberger Berman since 1999;                     Neuberger Berman Inc.
Officer, Director and   Principal, Neuberger Berman                      (holding company) since
Chairman of the Board   from 1997 until 1999; Senior                     1999 and Director from
                        Vice President, NB Management                    October 1999 through
                        from 1996 until 1999.                            March 2003; President and
                                                                         Director, NB Management
                                                                         since 1999; Head of
                                                                         Neuberger Berman Inc.'s
                                                                         Mutual Funds and
                                                                         Institutional Business
                                                                         since 1999; Director and
                                                                         Vice President, Neuberger
                                                                         & Berman Agency, Inc.
                                                                         since 2000.
----------------------------------------------------------------------------------------------------

                                                 39

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
                                               CLASS II

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
John Cannon (73)        Consultant. Formerly, Chairman   36              Independent Trustee or
Director                and Chief Investment Officer,                    Director of three series
                        CDC Capital Management                           of OppenheimerFunds:
                        (registered investment                           Limited Term New York
                        adviser), 1993-January 1999;                     Municipal Fund, Rochester
                        prior thereto, President and                     Fund Municipals, and
                        Chief Executive Officer, AMA                     Oppenheimer Convertible
                        Investment Advisors, an                          Securities Fund, since
                        affiliate of the American                        1992.
                        Medical Association.
----------------------------------------------------------------------------------------------------
Barry Hirsch (70)       Attorney-at-Law.  Senior         36
Director                Counsel, Loews Corporation
                        (diversified financial
                        corporation) May 2002 until
                        April 2003; prior thereto,
                        Senior Vice President, Secretary
                        and General Counsel, Loews
                        Corporation.
----------------------------------------------------------------------------------------------------
John P. Rosenthal (70)  Senior Vice President, Burnham   36              Director, 92nd Street Y
Director                Securities Inc. (a registered                    (non-profit) since 1967;
                        broker-dealer)                                   since 1991.  Formerly,
                                                                         Director, Cancer Treatment
                                                                         Holdings, Inc.
----------------------------------------------------------------------------------------------------
Tom Decker Seip (53)    General Partner, Seip            36              Director, H&R Block, Inc.
Director                Investments LP (a private                        (financial services
                        investment partnership);                         company) since May 2001;
                        President and CEO, Westaff,                      Director, General Magic
                        Inc. (temporary staffing), May                   (voice recognition
                        2001 to January 2002; Senior                     software) since November
                        Executive at the Charles                         2001; Director, Forward
                        Schwab Corporation from 1983                     Management, Inc. (asset
                        to 1999, including Chief                         management) since 2001;
                        Executive Officer, Charles                       Director, E-Finance
                        Schwab Investment Management,                    Corporation (credit
                        Inc. and Trustee, Schwab                         decisioning services)
                        Family of Funds and Schwab                       since 1999; Director,
                        Investments from 1997 to 1998                    Save-Daily.com (micro
                        and Executive Vice                               investing services) since
                        President-Retail Brokerage,                      1999; Formerly, Director,
                        Charles Schwab Investment                        Offroad Capital Inc.
                        Management from 1994 to 1997.                    (pre-public internet
                                                                         commerce company).
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Jack L. Rivkin* (63)    Executive Vice President and     36              Director, Dale Carnegie
President and Director  Chief Investment Officer,                        and Associates, Inc.
                        Neuberger Berman since 2002                      (private company) since
                        and 2003, respectively;                          1998; Director, Emagin
                        Director and Chairman, NB                        Corp. (public company)
                        Management since December                        since 1997; Director,
                        2002; Executive Vice                             Solbright, Inc. (private
                        President, Citigroup                             company) since 1998;
                        Investments, Inc. from                           Director, Infogate, Inc.
                        September 1995 to February                       (private company) since
                        2002; Executive Vice                             1997.
                        President, Citigroup Inc. from
                        September 1995 to February
                        2002.
----------------------------------------------------------------------------------------------------

                                                  40

----------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Portfolios in
                                                         Fund Complex    Other Directorships Held
Name, Age, Address(1)                                    Overseen by     Outside Fund Complex by
and Position with Fund  Principal Occupation(s)(2)       Director        Director
----------------------------------------------------------------------------------------------------
                                              CLASS III

----------------------------------------------------------------------------------------------------
Independent Fund Directors*
----------------------------------------------------------------------------------------------------
Walter G. Ehlers (70)   Consultant; Retired President    36
Director                and Director, Teachers
                        Insurance & Annuity (TIAA) and
                        College Retirement Equities
                        Fund (CREF).
----------------------------------------------------------------------------------------------------

Robert A. Kavesh (76)   Marcus Nadler Professor of       36              Director, DEL
Director                Finance and Economics                            Laboratories, Inc.
                        Emeritus, New York University                    (cosmetics and
                        Stern School of Business.                        pharmaceuticals) since
                                                                         1978; The Caring
                                                                         Community
                                                                         (not-for-profit).

----------------------------------------------------------------------------------------------------
Howard A. Mileaf (66)   Retired.  Formerly, Vice         36              Director, WHX Corporation
Director                President and Special Counsel,                   (holding company) since
                        WHX Corporation (holding                         August 2002; Director,
                        company) 1993-2001.                              Webfinancial Corporation
                                                                         (holding company) since
                                                                         December 2002; Director,
                                                                         State Theatre of New Jersey
                                                                         (not-for-profit theater)
                                                                         since 2000; Formerly,
                                                                         Director, Kevlin Corporation
                                                                         (manufacturer of microwave
                                                                         and other products).
----------------------------------------------------------------------------------------------------
William E. Rulon (71)   Retired. Senior Vice             36              Director, Pro-Kids Golf
Director                President, Foodmaker. Inc.                       and Learning Academy
                        (operator and franchiser of                      (teach golf and computer
                        restaurants) until January                       usage to "at risk"
                        1997.                                            children) since 1998;
                                                                         Director, Prandium, Inc.
                                                                         (restaurants) from March
                                                                         2001 until July 2002.
----------------------------------------------------------------------------------------------------
Candace L. Straight     Private investor and             35              Director, Providence
(55)                    consultant specializing in the                   Washington (property and
Director                insurance industry; Advisory                     casualty insurance
                        Director, Securitas Capital                      company) since December
                        LLC (a global private equity                     1998; Director, Summit
                        investment firm dedicated to                     Global Partners
                        making investments in the                        (insurance brokerage
                        insurance sector).                               firm) since October 2000.
----------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
----------------------------------------------------------------------------------------------------
Edward I. O'Brien*      Member, Investment Policy        36              Director, Legg Mason,
(75)                    Committee, Edward Jones 1993 -                   Inc. (financial services
Director                2001; President, Securities                      holding company) since
                        Industry Association ("SIA")                     1993; Director, Boston
                        (securities industry's                           Financial Group (real
                        representative in government                     estate and tax shelters)
                        relations and regulatory                         1993-1999.
                        matters at the federal and
                        state levels) 1974 - 1992;
                        Adviser to SIA, November 1992
                        - November 1993.
----------------------------------------------------------------------------------------------------

                                                 41

* Indicates a director who is an "interested  person" within the meaning of the 1940 Act. Mr. Sundman and Mr.  Rivkin  are  interested  persons  of the Fund by virtue of the fact that each is an  officer and/or director of NB Management and Executive Vice President of Neuberger  Berman,  LLC. Mr. O'Brien
is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason,  Inc., a wholly owned subsidiary of which,  from time to time,  serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise  indicated,  each person has held the  positions  shown for at least the last five years.  The Board of Directors  shall at all times be divided as equally as possible  into three classes of  Directors  designated  Class I, Class II, and Class III.  The terms of office of Class I,
Class II, and Class III Directors shall expire at the annual  meetings of stockholders  held in 2006,
2004, and 2005, respectively, and at each third annual meeting of stockholders thereafter.


Information About the Officers of the Fund (other than those listed above)
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)              Time Served(2)                Principal Occupation(s)
-------------------------           ----------------------           -----------------------
------------------------------------------------------------------------------------------------------
Claudia A. Brandon (46)             Secretary since 2003         Vice President-Mutual Fund Board
                                                                 Relations, NB Management since
                                                                 2000; Vice President, Neuberger
                                                                 Berman since 2002 and employee
                                                                 since 1999; Vice President, NB
                                                                 Management from 1986 to 1999;
                                                                 Secretary, ten registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (four
                                                                 since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------
Robert Conti (47)                   Vice President since 2003    Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Senior Vice President, NB
                                                                 Management since 2000; Controller,
                                                                 NB Management until 1996;
                                                                 Treasurer, NB Management from 1996
                                                                 until 1999; Vice President, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000,
                                                                 four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------
Brian J. Gaffney (50)               Vice President since 2003    Managing Director, Neuberger Berman
                                                                 since 1999; Senior Vice President,
                                                                 NB Management since 2000; Vice
                                                                 President, NB Management from 1997
                                                                 until 1999; Vice President, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (three since 2000,
                                                                 four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------

                                                  42

------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)              Time Served(2)                Principal Occupation(s)
-------------------------           ----------------------           -----------------------
------------------------------------------------------------------------------------------------------
Sheila R. James (38)                Assistant Secretary since    Employee, Neuberger Berman since
                                    2003                         1999; Employee, NB Management from
                                                                 1991 to 1999; Assistant Secretary,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
Kevin Lyons (48)                    Assistant Secretary since    Employee, Neuberger Berman since
                                    2003                         1999; Employee NB Management from
                                                                 1993 to 1999; Assistant Secretary,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
John M. McGovern (33)               Assistant Treasurer since    Employee, NB Management since 1993;
                                    2003                         Assistant Treasurer, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
Barbara Muinos (44)                 Treasurer and Principal      Vice President, Neuberger Berman
                                    Financial and Accounting     since 1999; Assistant Vice
                                    Officer since 2003           President, NB Management from 1993
                                                                 to 1999; Treasurer and Principal
                                                                 Financial and Accounting Officer,
                                                                 ten registered investment
                                                                 companies for which NB Management
                                                                 acts as investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003); Assistant
                                                                 Treasurer of three registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator from 1996
                                                                 until 2002.
------------------------------------------------------------------------------------------------------
Frederic B. Soule (57)              Vice President since 2003    Senior Vice President, Neuberger
                                                                 Berman since 2003; Vice President,
                                                                 Neuberger Berman from 1999 until
                                                                 2003; Vice President, NB Management
                                                                 from 1995 until 1999; Vice
                                                                 President, ten registered
                                                                 investment companies for which NB
                                                                 Management acts as investment
                                                                 manager and administrator (three
                                                                 since 2000, four since 2002 and three
                                                                 since 2003).
------------------------------------------------------------------------------------------------------
Trani Jo Wyman (33)                 Assistant Treasurer since    Employee, NB Management since
                                    2003                         1991;  Assistant Treasurer, ten
                                                                 registered investment companies for
                                                                 which NB Management acts as
                                                                 investment manager and
                                                                 administrator (seven since 2002 and
                                                                 three since 2003).
------------------------------------------------------------------------------------------------------
--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise  indicated,  each individual has held the positions shown for at least the last five years.

                                                   43

Committees
----------

     The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

     AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

     CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

     EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, Jack L. Rivkin, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rivkin and Mr. Sundman are Independent Fund Directors.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia
A. Brandon, Secretary, Neuberger Berman Income Opportunity Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

     PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund

Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

     PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Jack L. Rivkin, Robert
A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter P. Trapp. All members except for Mr. Rivkin and Mr. O'Brien are Independent Fund Directors.

     The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Compensation
------------

     The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2002, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

     The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

                              TABLE OF COMPENSATION
                              ---------------------

                                                          Total Compensation
                                                          from Fund and
                                    Estimated Aggregate   Neuberger Berman
                                    Compensation          Fund Complex Paid
Name and Position with the Fund     from the Fund*        to Directors
--------------------------------    -------------------   ------------------

Independent Fund Directors

John Cannon                         $2,060                $77,500
Director

Faith Colish                        $2,060                $77,500
Director

Walter G. Ehlers                    $2,060                $77,500
Director

C. Anne Harvey                      $2,060                $77,500
Director

Barry Hirsch                        $2,060                $77,500
Director

Robert A. Kavesh                    $2,060                $77,500
Director

Howard A. Mileaf                    $2,060                $77,500
Director

John P. Rosenthal                   $2,060                $70,000
Director

William E. Rulon                    $2,060                $77,500
Director

Cornelius T. Ryan                   $2,060                $77,500
Director

Tom Decker Seip                     $2,060                $77,500
Director

Candace L. Straight                 $2,060                $77,500
Director

Peter P. Trapp                      $2,060                $62,500
Director

Directors who are "Interested Persons"

Edward I. O'Brien                    $2,060                $70,000
Director

Jack L. Rivkin                       $0                    $0
Director and President

                                                          Total Compensation
                                                          from Fund and
                                    Estimated Aggregate   Neuberger Berman
                                    Compensation          Fund Complex Paid
Name and Position with the Fund     from the Fund*        to Directors
--------------------------------    -------------------   ------------------

Peter E. Sundman                     $0                    $0
Director, Chairman of the Board
and Chief Executive Officer

     * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

Ownership of Securities
-----------------------


        As of August 31, 2003, none of the Directors own Fund shares.


     Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2002.

---------------------------------------------------------------------
                              Aggregate Dollar Range of Equity
                              Securities in all Registered
Name of Director              Investment Companies Overseen by
                              Director in Family of Investment
                              Companies*
---------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------
John Cannon                   $50,001 - $100,000
---------------------------------------------------------------------
Faith Colish                  Over $100,000
---------------------------------------------------------------------
Walter G. Ehlers              Over $100,000
---------------------------------------------------------------------
C. Anne Harvey                $10,001 - $50,000
---------------------------------------------------------------------
Barry Hirsch                  Over $100,000
---------------------------------------------------------------------
Robert A. Kavesh              $10,001 - $50,000
---------------------------------------------------------------------
Howard A. Mileaf              Over $100,000
---------------------------------------------------------------------
John P. Rosenthal             Over $100,000
---------------------------------------------------------------------
William E. Rulon              Over $100,000
---------------------------------------------------------------------
Cornelius T. Ryan             Over $100,000
---------------------------------------------------------------------
Tom Decker Seip               $1 - $10,000
---------------------------------------------------------------------
Candace L. Straight           Over $100,000
---------------------------------------------------------------------
Peter P. Trapp                $10,001 - $50,000
---------------------------------------------------------------------
Directors who are "Interested Persons"
---------------------------------------------------------------------
Edward I. O'Brien             Over $100,000
---------------------------------------------------------------------
Jack L. Rivkin                None
---------------------------------------------------------------------
Peter E. Sundman              Over $100,000
---------------------------------------------------------------------

* Valuation as of December 31, 2002

Independent Fund Directors Ownership of Securities
--------------------------------------------------

     As of December 31, 2002, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities of any entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Codes of Ethics
---------------

     The Fund, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of June 24, 2003 ("Management Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds and other registered investment companies. As of June 30, 2003, NB Management and its affiliates had approximately $63.7 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research, analysis, advice and similar services to NB Management, although NB Management has no current plans to pay a material amount of such compensation.

     The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, any unresolved issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determines that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

     NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman, LLC), who also serve as officers of NB Management, currently serve as Directors and officers of the Fund. See "Directors and Officers."

     Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares is not a liability or permanent equity.

     NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of June 24, 2003 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

     For administrative services, the Fund pays NB Management at the annual rate of 0.25% of the average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

-------------------------------------------------------------------------------------------------
                          PERCENTAGE WAIVED (ANNUAL RATE AS A    PERCENTAGE WAIVED (ANNUAL RATE
                                PERCENTAGE OF NET ASSETS         AS A PERCENTAGE OF NET ASSETS
                            ATTRIBUTABLE TO COMMON SHARES -     ATTRIBUTABLE TO COMMON SHARES -
FISCAL PERIOD               ASSUMING NO PREFERRED SHARES ARE    ASSUMING THE ISSUANCE PREFERRED
ENDING OCTOBER 31,               ISSUED OR OUTSTANDING)                    SHARES(2))
-------------------------------------------------------------------------------------------------
2003(1)                                  0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2004                                     0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2005                                     0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2006                                     0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2007                                     0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2008                                     0.25%                               0.37%
-------------------------------------------------------------------------------------------------
2009                                     0.19%                               0.28%
-------------------------------------------------------------------------------------------------
2010                                     0.13%                               0.19%
-------------------------------------------------------------------------------------------------
2011                                     0.07%                               0.10%
-------------------------------------------------------------------------------------------------

     (1) From the commencement of the Fund's operations.

     (2)  Assumes the  issuance of  Preferred  Shares in an amount  equal to 33% of the Fund's net assets (after issuance).

     NB Management will discontinue waiving any portion of its fees beyond October 31, 2011.

     The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and
(2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

     The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

     NB Management has retained Neuberger Berman, LLC, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of June 24, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman, LLC will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research information that Neuberger Berman, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

     The Sub-Advisory Agreement continues until June 30, 2004, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

     The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-Advisory Agreements
-----------------------------------------------------------------

     In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

     With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's equity research and trading capabilities. They discussed the recent and long-term performance of the other equity funds managed by NB Management and Neuberger Berman, LLC. They also considered NB Management's and Neuberger Berman, LLC's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement and Administration Agreement. The Board reviewed information about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

     The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors meeting with experienced 1940 Act counsel selected by the Independent Fund Directors.

Management and Control of NB Management and Neuberger Berman
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, former principals and their affiliates. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Heidi L. Steiger, Jack L. Rivkin and Peter E. Sundman. In addition, Marvin C. Schwartz, who is also deemed to be control person of the Fund, owns 7.89% of Neuberger Berman Inc. Mr. Sundman and Mr. Rivkin are also Directors and officers of the Fund.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

     Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

     The Fund has applied with the Securities and Exchange Commission for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.


         The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

         Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

         Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

         Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

         In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

         If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

         Beginning September 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.


Brokerage and Research Services
-------------------------------

     Neuberger Berman acts as principal broker for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman as a broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

     A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

     To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

     Under policies adopted by the Board of Directors, Neuberger Berman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman reviews confirmation of each agency cross-trade in which the Fund participates.

     The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman registered investment companies, or series thereof, (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other Neuberger Berman funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

     The Asset Allocation Committee's members will consist of Jack L. Rivkin, Wayne C. Plewniak and Steven R. Brown.

     Mr. Rivkin is an Executive Vice President, the Chief Investment Officer and head of the Research and Research Sales Departments of Neuberger Berman, LLC. Mr. Rivkin also serves as Chairman and a Director of NB Management Inc. From September 1995 to February 2002, he was an Executive Vice President of Citigroup Inc.

     Mr. Plewniak, a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC, is the person primarily responsible for making decisions as to specific action to be taken with respect to the high-yield corporate debt portion of the Fund's portfolio. Daniella Coules and Robert S. Franklin, Vice Presidents of NB Management, and Managing Directors of Neuberger Berman, LLC, will provide assistance in managing the high-yield corporate debt portion of the Fund's portfolio.

     Mr. Brown, who is a Vice President of NB Management and a Managing Director of Neuberger Berman, will be the person primarily responsible for making decisions as to specific action to be taken with respect to the real estate portion of the Fund's portfolio.

                                 NET ASSET VALUE

     The net asset value attributable to Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The net asset value per Common Share is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

     The Fund values its equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value. Common stock of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above its computed net asset value.

                         DESCRIPTION OF PREFERRED SHARES

     Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated as Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. Pursuant to that authority, the Board has classified 3,000 shares as Series A Preferred Shares and 3,000 shares as Series B Preferred. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred

Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

     As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately % of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law,

Preferred Stockholders will vote together with Common Stockholders as a single class.

     In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares, voting together, necessary to authorize the action in question.

     Holders of Preferred Shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

                 ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
                              FOR PREFERRED SHARES

     GENERAL. DTC will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Fund's Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Directors, as described under "Description of Preferred Shares - Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

     CONCERNING THE AUCTION AGENT. The Bank of New York (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction
- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

     The Auction Agent may terminate its Auction Agency Agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

     BROKER-DEALERS. The Auction Agent, after each Auction for Preferred Shares, will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The  Fund  may  request  the  Auction   Agent  to  terminate  one  or  more
Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction, if there are other Broker-Dealers.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The Articles require a vote by a majority of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act ("Independent Directors"), of the Fund, and holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1 million ($1,000,000) or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of 75% of the Directors, including a majority of the

Independent Directors, then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of 75% of the Directors, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

     The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

     Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                         DISTRIBUTIONS ON COMMON SHARES

     The Fund intends to distribute its net investment income on a monthly basis. The Fund intends to distribute, at least annually, all of its net long- and short-term capital gains, if any. Both monthly and annual distributions to holders of Common Shares will be made only after paying any accrued dividends on, or redeeming or liquidating, Preferred Shares and making interest and required principal payments on any Borrowings.

     The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders at a fixed rate per Common Share or at a fixed percentage of its net asset value that may include periodic distributions of net long- and short-term capital gains.

LEVEL-RATE DIVIDEND POLICY

     Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level-Rate Dividend Policy"). The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares and interest and required principal payments on Borrowings, if any.

     Over time, all the net investment income of the Fund will be distributed. The Fund's net investment income generally will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund stockholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters."

     To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

     While the Fund intends to pay a level dividend, investors should understand that there is no assurance that the Fund will always be able to pay a dividend or that the dividend will be of any particular size.

MANAGED DIVIDEND POLICY

     The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

     Under a Managed Dividend Policy, the Fund could make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any distribution, the sum of net investment income and any net realized capital gains was less than the amount of the distribution, the difference would be distributed from the Fund's capital.

     Distributions of net investment income and the excess of net short-term capital gains over net long-term capital losses would be treated as ordinary dividend income, and distributions designated as net long-term capital gain would be treated as such, to the extent of the Fund's current and accumulated earnings and profits ("E&P"). If, for any fiscal year, the Fund's total distributions exceeded its E&P (an "Excess"), a Common Stockholder's share of the Excess would generally be treated as a tax-free return of capital up to the amount of his or her tax basis in his or her Common Shares, with any part of that share that exceeds such basis being treated as gain from the sale of those Common Shares. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund stockholders may have to be recharacterized after the distribution as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made, unless the exemptive order the Fund intends to seek eliminates that requirement.

     Any Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that, if, at any time during a fiscal year, the Fund's E&P are less than the distributions it makes under the Managed Dividend Policy, the Fund might not realize sufficient net investment income and/or capital gains later in that year to make up the shortfall (thus resulting in an Excess). In addition, in order to make distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

     The Board of Directors reserves the right to change the dividend policy regarding Common Shares from time to time.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by the Fund of Common Shares will decrease its total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Risk of Leverage."

     Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

     Set forth below is a discussion of the material federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Preferred Shares as capital assets. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Preferred Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

     The Fund intends to qualify each taxable year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

          (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

          (b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

          (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's E&P. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also will annually (1) distribute its net capital gain or (2) retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. See "Taxation of the Stockholders" for a description of the consequences to the Fund's stockholders of retained net capital gain.

     To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

     If at any time when Preferred Shares are outstanding, the Fund's assets are insufficient to satisfy certain requirements (collectively "Coverage Requirements"), the Fund will be required to suspend distributions to holders of the Common Shares until those requirements are satisfied, which may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability, or both.

TAXATION OF THE STOCKHOLDERS

     DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its E&P. The Fund currently expects that most dividends it pays will not be eligible for the dividends-received deduction available to corporations and will not be eligible for the new reduced 15% maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held Fund shares. Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchange of capital assets between May 6, 2003, and December 31, 2008, will be subject to a maximum federal income tax rate of 15%.

     As noted under "Investment Strategies, Techniques and Risks - Securities Loans," the Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends the borrower receives on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as dividends for purposes of the reduced tax rate on individuals' dividends mentioned above.

     Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

     If the Fund makes a distribution to a stockholder in excess of its E&P, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. Current E&P will be, and accumulated E&P may be, treated as first being used to pay distributions on the Preferred Shares, and only the remaining E&P will be treated as being used to pay distributions on the Common Shares.

     If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax credit claimed by the stockholder under clause (2) of the preceding sentence.

     The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

     SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Preferred Shares will be disallowed if other preferred shares issued by the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.


     From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.


     The Fund may, at its option, redeem Preferred Shares in whole or in part and is required to redeem Preferred Shares to the extent required to satisfy the Coverage Requirements. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of Preferred Shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner's interest in the Fund or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (a), (b) and (c) above, an owner's ownership of Common Shares will be taken into account.

     Under recently promulgated U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.


     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership's income items that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership. The Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT's income attributable to such an interest (an "excess inclusion") generally will be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT, AND INFLATION-INDEXED SECURITIES. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must annually include in its gross income any increase in the principal value of inflation-indexed securities it holds. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income such as those principal increases, to satisfy the

Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                                      * * *

     The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

                             REPORTS TO STOCKHOLDERS

     Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                   CUSTODIAN, AUCTION AGENT AND TRANSFER AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286, ATTN:
Corporate Trust, Dealing and Trading-Auction Desk, serves as the Fund's Auction Agent, transfer agent, stockholder services agent and dividend paying agent.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration
Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholder and
Board of Directors of
Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Income Opportunity Fund Inc., (the "Fund") as of June 18, 2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman Income Opportunity Fund Inc., at June 18, 2003, in conformity with accounting principles generally accepted in the United States.


                                       ERNST & YOUNG LLP


Boston, Massachusetts
June 19, 2003

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 18, 2003

ASSETS
Cash                                                         $ 100,003
Deferred offering costs                                        450,000
                                                             ------------
Total assets                                                   550,003
                                                             ------------

LIABILITIES
Payable for offering costs                                     450,000
                                                             ------------

NET ASSETS AT VALUE                                          $ 100,003
                                                             ------------

NET ASSETS CONSIST OF:
Paid-in capital                                              $ 100,003
                                                             ------------

SHARES OUTSTANDING ($.0001 PAR VALUE;
  1,000,000,000 SHARES AUTHORIZED)                               6,981
                                                             ------------

NET ASSET VALUE, PER SHARE                                     $14.325
                                                             ------------


MAXIMUM OFFERING PRICE PER SHARE ($14.325/95.5%)               $15.000
                                                             ------------

See Notes to Financial Statement.

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NOTES TO FINANCIAL STATEMENT
JUNE 18, 2003


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1. ORGANIZATION:

Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on June 18, 2003 of 6,981 shares of common stock for $100,003 ($14.325 per share).

2. ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3. CONCENTRATION OF RISK

The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are managed by Management, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Following the start-up period, under normal market conditions, the Fund's investments will be primarily concentrated in below investment grade high yield corporate debt securities (also called high-yield securities) and income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities. The value of Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry.

NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Management a monthly fee at an annualized rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:


                                     % of Average
     Fiscal Period or Year Ended    Daily Managed
             October 31,             Assets to be
                                        Waived
    ------------------------------------------------
             2003 - 2008                0.25
                 2009                   0.19
                 2010                   0.13
                 2011                   0.07

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an Administration Agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets.
Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub Administration Agreement.
Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or directors of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 15,000,000 shares, organization and offering costs are estimated to be $19,100 and $690,145, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $259,245. The Fund will pay offering costs estimated at $450,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.


                                                                                     NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)


SCHEDULE OF INVESTMENTS Income Opportunity Fund
-----------------------------------------------

NUMBER OF SHARES                               MARKET VALUE+       NUMBER OF SHARES                      MARKET VALUE+
                                             (000's omitted)                                           (000's omitted)
COMMON STOCKS (35.4%)                                                 88,000  CarrAmerica Realty                2,444
                                                                      40,000  Equity Office Properties Trust    1,096
APARTMENTS (6.5%)                                                     63,400  Glenborough Realty Trust          1,176
    58,000  Amli Residential Properties                               68,100  Highwoods Properties              1,539
             Trust                                  $1,421           180,000  HRPT Properties Trust             1,555
    34,600  Apartment Investment &                                    89,000  Mack-Cali Realty                  3,209
             Management                              1,266           115,500  Maguire Properties                2,304
   100,000  Archstone-Smith Trust                    2,570            84,000  Prentiss Properties Trust         2,461
    20,000  Avalonbay Communities                      920           152,000  Trizec Properties                 1,774
    76,000  Camden Property Trust                    2,858                                                     ------
   111,000  Gables Residential Trust                 3,541                                                     23,119
    34,400  Home Properties of New York              1,244
    37,300  Post Properties                          1,039         OFFICE - INDUSTRIAL (4.0%)
    57,000  Town & Country Trust                     1,301            98,100  Bedford Property Investors        2,522
                                                    ------           141,000  Kilroy Realty                     3,847
                                                    16,160            55,000  Liberty Property Trust            1,880
                                                                      83,000  Reckson Associates Realty         1,826
                                                                                                               ------
COMMUNITY CENTERS (1.9%)                                                                                       10,075
    72,000  Heritage Property Investment
             Trust                                   2,002         REGIONAL MALLS (2.9%)
    61,000  New Plan Excel Realty Trust              1,357           182,000  Glimcher Realty Trust             3,664
    21,500  Ramco-Gershenson Properties                               25,000  Macerich Co.                        930
             Trust                                     530            58,700  Mills Corp.                       2,115
    26,000  Tanger Factory Outlet Centers              880            10,000  Simon Property Group                419
                                                    ------                                                     ------
                                                    4,769                                                       7,128

DIVERSIFIED (3.7%)                                                 SELF STORAGE (1.1%)
   109,300  Colonial Properties Trust                3,732             2,700  Public Storage, Depositary
    60,000  iStar Financial                          2,112                    Shares                               75
    96,000  Pennsylvania REIT                        2,938            86,500  Sovran Self Storage               2,671
    10,000  Vornado Realty Trust                       466                                                     ------
                                                    ------                                                      2,746
                                                    9,248

                                                                   TOTAL COMMON STOCKS
HEALTH CARE (4.4%)                                                 (COST $89,793)                              88,292
                                                                                                               ------
    14,000  Health Care Property Investors             594
   274,002  Health Care REIT                         8,089
    18,700  Healthcare Realty Trust                    585
    19,000  Nationwide Health Properties               304         PREFERRED STOCKS (13.6%)
    88,000  Ventas, Inc.                             1,442
                                                    ------         APARTMENTS (6.4%)
                                                    11,014           300,000  Apartment Investment &
                                                                                Management, Ser. R              8,058
INDUSTRIAL (1.4%)                                                    302,200  Mid-America Apartment
    56,500  EastGroup Properties                     1,522                     Communities, Ser. H              7,819
                                                                                                               -------
    52,500  First Industrial Realty Trust            1,591                                                     15,877
    16,800  Keystone Property Trust                    317
                                                    ------
                                                     3,430         DIVERSIFIED (2.0%)
                                                                     200,000  iStar Financial, Ser. E           5,069
LODGING (0.2%)
    20,000  Hospitality Properties Trust               603         FINANCIAL SERVICES (0.2%)
                                                                      20,000  Anthracite Capital, Ser. C          503
OFFICE (9.3%)
    30,000  American Financial Realty                              HEALTH CARE (0.2%)
            Trust                                      431            25,000  Health Care REIT, Ser. D            642
    88,700  Arden Realty                             2,369
   114,700  Brandywine Realty Trust                  2,761

See Notes to Schedule of Investments


SCHEDULE OF INVESTMENTS Income Opportunity Fund cont'd
-------------------------------------------------------


NUMBER OF SHARES                               MARKET VALUE+
                                             (000's omitted)

LODGING (1.8%)
   182,000  Equity Inns, Ser. B                      4,635

OFFICE - INDUSTRIAL (1.0%)
    50,000  Bedford Properties, Ser. A               2,443 **

REGIONAL MALLS (2.0%)
    60,000  Glimcher Realty Trust, Ser. F            1,515
   131,400  Mills Corp., Ser. E                      3,398
                                                    ------
                                                     4,913
TOTAL PREFERRED STOCKS
(COST $33,795)                                      34,082
                                                    ------

See Notes to Schedule of Investments


                                                                                        NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)
SCHEDULE OF INVESTMENTS Income Opportunity Fund
-----------------------------------------------


PRINCIPAL AMOUNT                                                                             RATING                    VALUE+
(000's omitted)                                                                          Moody's     S&P         (000's omitted)

CORPORATE DEBT SECURITIES (33.8%)
       $2,875 AES Corp., Secured Notes, 8.75%, due 5/15/13                               B2          B+                $2,731 **
        1,500 AK Steel Corp., Guaranteed Notes, 7.88%, due 2/15/09                       B2          B+                 1,117
        3,000 Allied Waste North America, Inc., Guaranteed Notes, 10.00%,
              due 8/1/09                                                                 B2          B+                 3,157
        1,000 American Tower Corp., 9.38%, due 2/1/09                                    Caa1        CCC                  996
        1,250 Armor Holdings, Inc., Senior Subordinated Notes, 8.25%, due
              8/15/13                                                                    B1          B+                 1,250
        2,250 ArvinMeritor, Inc., Notes, 8.75%, due 3/1/12                               Baa3        BB+                2,227
        1,000 Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                              B1          BB                   965 **
        1,500 Bowater, Inc., Senior Notes, 6.50%, due 6/15/13                            Ba1         BB+                1,291 **
        2,875 Calpine Corp., Secured Notes, 8.50%, due 7/15/10                                       B                  2,473 **
        2,125 Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11 `                  Ba3         BB-                2,120 **
        1,750 Cinemark USA, Inc., Senior Subordinated Notes, Series B,
              8.50%, due 8/1/08                                                          B3          B-                 1,754
        2,250 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                          B3          B+                 1,969 **
        1,000 Crown Castle International Corp., Senior Notes, 9.00%, due
              5/15/11                                                                    B3          CCC                1,000
        2,275 Crown, Cork & Seal Co., Guaranteed Notes, 7.00%, due
              12/15/06                                                                   B3          B                  2,150
        2,725 CSC Holdings, Inc., Senior Subordinated Debentures, 9.88%,
              due 2/15/13                                                                B2          B+                 2,759
        1,000 Dayton Superior Corp., Secured Notes, 10.75%, due 9/15/08                  B3          B+                   975 **
        1,750 Dole Foods Co., Senior Notes, 7.25%, due 6/15/10                           B2          BB-                1,645 **
        1,500 Dresser, Inc., Guaranteed Notes, 9.38%, due 4/15/11                        B2          B                  1,447
        2,500 El Paso Natural Gas, Senior Notes, 7.63%, due 8/1/10                       B1          B+                 2,331 **
        1,750 El Paso Production Holdings, Guaranteed Notes, 7.75%, due
              6/1/13                                                                     B2          B+                 1,558 **
        1,000 Felcor Lodging, Guaranteed Notes, 9.50%, due 9/15/08                       B1          B                  1,010
        2,000 Grant Prideco Escrow, Guaranteed Notes, 9.00%, due 12/15/09                Ba3         BB-                2,060
        2,000 HMH Properties, Inc., Guaranteed Notes, Series B, 7.88%, due
              8/1/08                                                                     Ba3         B+                 1,935
        2,000 Insight Midwest, Senior Notes, 9.75%, due 10/1/09                          B2          B+                 1,980
        1,500 IOS Capital LLC, Senior Notes, 7.25%, due 6/30/08                          Ba1         BBB-               1,372
        1,000 Jafra Cosmetics International, Senior Subordinated Notes,
              10.75%, due 5/15/11                                                        B3          B-                 1,030 **
        2,000 Lyondell Chemical Co., Secured Notes, Series B, 9.88%, due
              5/1/07                                                                     Ba3         BB-                1,900
        2,000 Millennium America, Inc., Guaranteed Notes, 7.00%, due
              11/15/06                                                                   Ba1         BB                 1,915
        1,500 Owens-Brockway Glass Container, Senior Notes, 8.25%, due
              5/15/13                                                                    B2          B+                 1,462
        2,000 Qwest Capital Funding, Guaranteed Notes, 5.88%, due 8/3/04                 Caa2        CCC+               1,925
        1,250 Reddy Ice Group, Inc., Senior Subordinated Notes, 8.88%, due
              8/1/11                                                                     B3          B-                 1,266 **
        2,500 Reliant Resources, Inc., Secured Notes, 9.25%, due 7/15/10                 B1          B                  2,075 **
        2,000 Remington Arms Co., Guaranteed Notes, 10.50%, due 2/1/11                   B2          B-                 2,020 **
        1,500 Resolution Performance, Senior Subordinated Notes, 13.50%,
              due 11/15/10                                                               Caa1        B-                 1,305
        2,025 Six Flags, Inc., Senior Notes, 9.75%, due 6/15/07                          B2          B                  1,843
        1,500 Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%,
              due 2/15/08                                                                Ba3         BB-                1,455
        1,000 Southern Star Central Corp., Secured Notes, 8.50%, due
              8/1/10                                                                     B1          B+                 1,010 **
        1,500 Stena AB, Senior Notes, 9.63%, due 12/1/12                                 Ba3         BB                 1,622
        1,500 Teco Energy, Inc., Senior Notes, 7.50%, due 6/15/10                        Ba1         BB+                1,414



See Notes to Schedule of Investments


                                                                                        NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)
SCHEDULE OF INVESTMENTS Income Opportunity Fund
-----------------------------------------------

PRINCIPAL AMOUNT                                                                             RATING                    VALUE+
(000's omitted)                                                                          Moody's     S&P         (000's omitted)
        2,500 Tembec Industries, Inc., Guaranteed Notes, 8.63%, due
              6/30/09                                                                    Ba1         BB                 2,325
        2,500 Tenet Health Care Corp., Senior Notes, 6.38%, due 12/1/11                  Ba3         BB                 2,163
        1,500 U.S. Can Corp., Secured Notes, 10.88%, due 7/15/10                         B3          CCC+               1,455 **
        2,000 United Rentals, Inc., Guaranteed Notes, Series B, 9.25%, due
              1/15/09                                                                    B2          B+                 1,930
        2,000 United States Steel LLC, Senior Notes, 10.75%, due 8/1/08                  B1          BB-                2,020
        1,500 Vertis Inc., Guaranteed Notes, 10.88%, due 6/15/09                         B3          B-                 1,474
        2,000 Vought Aircraft Industries, Inc., Senior Notes, 8.00%, due
              7/15/11                                                                    B2          B                  1,940 **
        1,250 Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                            B2          B                  1,275 **
        1,500 Williams Companies, Inc., Senior Notes, 8.63%, due 6/1/10                  B3          B+                 1,493
        2,000 Williams Scotsman, Inc., Guaranteed Notes, 9.88%, due 6/1/07               B3          B                  1,875
                                                                                                                    _________

              TOTAL CORPORATE DEBT SECURITIES (COST $88,170)                                                           84,464
                                                                                                                    _________

REPURCHASE AGREEMENTS (7.6%)
       18,960 State Street Bank and Trust Co. Repurchase Agreement, 1.00%,
              due 8/18/03, dated 8/15/03, Maturity Value $18,961,580,
              Collateralized by $14,695,000 U.S. Treasury Bonds, 8.00%,
              due 11/15/21 (Collateral Value $19,531,125)
              (COST $18,960)                                                                                           18,960 #
                                                                                                                    _________
SHORT-TERM INVESTMENTS (9.5%)
       23,738 Neuberger Berman Institutional Cash Fund Trust Class
              (COST $23,738)                                                                                           23,738 #@
                                                                                                                    _________

              TOTAL INVESTMENTS (99.9%) (COST $254,456)                                                               249,536 ##

              Cash, receivables and other assets, less liabilities (0.1%)                                                 147
                                                                                                                    _________
              TOTAL NET ASSETS (100.0%)                                                                              $249,683


See Notes to Schedule of Investments

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------


   + Investments in equity securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the directors of Neuberger Berman Income Opportunity Fund Inc. believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

   #    At cost, which approximates market value.

   ## At August 15, 2003, the cost of investments for U.S. Federal income tax purposes was $254,456,000. Gross unrealized appreciation of investments was $1,237,000 and gross unrealized depreciation of investments was $6,157,000, resulting in net unrealized depreciation of $4,920,000, based on cost for U.S. Federal income tax purposes.

   @ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

   ** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 15, 2003, these securities amounted to $32,572,000 or 13.0% of net assets.

See Notes to Financial Statements

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)



STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
                                                             -------------------

NEUBERGER BERMAN                                             INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                   FUND

ASSETS

    INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)-SEE
    SCHEDULE OF INVESTMENTS                                       $     249,536
    Dividends and interest receivable                                     1,850
    Receivable for securities sold                                        1,008
                                                                   ------------
TOTAL ASSETS                                                            252,394
                                                                   ------------
LIABLLITIES

    Payable for securities purchased                                      2,500
    Payable for offering costs (Note A)                                      96
    Payable to investment manager - net (Note B)                             38
    Payable to administrator (Note B)                                        27
    Accrued expenses and other payables                                      50
                                                                   ------------
TOTAL LIABILITIES                                                         2,711
                                                                   ------------
NET ASSETS AT VALUE                                               $      249,683
                                                                   ------------
NET ASSETS CONSIST OF:

    Paid-in capital                                               $     253,360
    Undistributed (dividends in excess of) net investment
     income                                                               1,123
    Accumulated net realized gains (losses) on investments                  120
    Net unrealized appreciation (depreciation) in value of
     investments                                                         (4,920)
                                                                   ------------
NET ASSETS AT VALUE                                               $     249,683
                                                                   ------------
SHARES OUTSTANDING ($.0001 PAR VALUE; 1,000,000,000 SHARES
 AUTHORIZED)                                                             17,724
                                                                   ------------
NET ASSET VALUE PER SHARE OUTSTANDING                             $      14.09
                                                                   -------------
*COST OF INVESTMENTS                                              $     254,456
                                                                   ------------

See Notes to Financial Statements

 NEUBERGER BERMAN FOR THE PERIOD FROM JULY 2, 2003 (COMMENCEMENT OF OPERATIONS)
                         TO AUGUST 15, 2003 (UNAUDITED)




STATEMENT OF OPERATIONS
                                                          ---------------------
NEUBERGER BERMAN                                             INCOME OPPORTUNITY
(000'S OMITTED)                                                            FUND

INVESTMENT INCOME
Interest income                                                            $699
Dividend income                                                             657
                                                                         ------
Total income                                                              1,356
                                                                         ------

EXPENSES:
Investment management fee (Note B)                                          184
Administration fee (Note B)                                                  78
Stock transfer agent fees                                                     5
Auditing fees                                                                14
Custodian fees (Note B)                                                      16
Legal fees                                                                    5
Shareholder reports                                                           5
Directors' fees and expenses                                                  4
Miscellaneous                                                                 1
                                                                         ------
Total expenses                                                              312

Investment management fee waived and expenses reduced
  by custodian fee expense offset arrangement (Note B)                      (79)
                                                                         ------
Total net expenses                                                          233
                                                                         ------
Net investment income (loss)                                              1,123
                                                                         ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment securities sold                      120
Change in net unrealized appreciation (depreciation) in value of:
  Investment securities (Note A)                                         (4,920)
                                                                          -----
Net gain (loss) on investments                                           (4,800)
                                                                          -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         ($3,677)
                                                                         ------

See Notes to Financial Statements

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                         INCOME OPPORTUNITY FUND
                                                         -----------------------

                                                                     Period from
NEUBERGER BERMAN                                                    July 2, 2003
                                                                   (Commencement
(000'S OMITTED)                                                of Operations) to
                                                                      August 15,
                                                                            2003
                                                                     (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                             $1,123
Net realized gain (loss) on investments                                      120
Change in net unrealized appreciation
 (depreciation) of investments                                           (4,920)
                                                         -----------------------
Net increase (decrease) in net assets
 resulting from operations                                               (3,677)
                                                         -----------------------

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from issuance of common shares                             238,350
Net proceeds from underwriters' over-allotment
 option exercised                                                        15,010
                                                         -----------------------
Total net proceeds from capital share
 transactions                                                           253,360
                                                         -----------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   249,683

NET ASSETS:

Beginning of period                                                           -
                                                         -----------------------
End of period                                                          $249,683
                                                         =======================
Accumulated undistributed net investment income
 (loss) at end of period                                                 $1,123



See Notes to Financial Statements

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund
-----------------------------------------------------

      NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until July 2, 2003, other than matters relating to its organization and the sale on June 18, 2003 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund may classify or re-classify any unissued shares of capital stock, into one or more classes of preferred stock, without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 FEDERAL INCOME TAXES: It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay dividends from net investment income on a monthly basis.
     Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The Fund declared two monthly dividends to common shareholders from its net investment income in the amount of $0.10625 per share per month, payable August 29, 2003 and September 30, 2003, to shareholders of record on August 25, 2003 and September 25, 2003, respectively, with ex-dividend dates of August 21, 2003 and September 23, 2003, respectively.

6 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

7 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

8    TRANSACTIONS  WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same Directors and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee on cash invested in the Cash Fund. For the period from July 2, 2003 to August 15, 2003, income earned on this investment amounted to $35,296 and is reflected in the Statement of Operations under the caption Interest income.

9 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. Offering costs for common stock paid by the Fund were charged as a reduction of paid-in-capital at the completion of the Fund's offering and amounted to $531,709.

10 CONCENTRATION OF RISK: The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are managed by Management, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Following the start-up period, under normal market conditions, the Fund's equity investments will be primarily concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be primarily concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corp, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.


NOTE B - MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
         AFFILIATES:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund less liabilities, other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

           Fiscal Period or Year Ended               % of Average

                   October 31,                   Daily Managed Assets
     -----------------------------------------------------------------------
                   2003 - 2008                           0.25%
                      2009                               0.19
                      2010                               0.13
                      2011                               0.07

Management has not agreed to waive any portion of its fees beyond October 31, 2011.

For the period ended August 15, 2003, such waived fees amounted to $78,475.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets.

Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub- Administration Agreement.
Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $617.

NOTE C - SECURITIES TRANSACTIONS:

During the period ended August 15, 2003, there were purchase and sale transactions (excluding short-term securities) of $223,450,000 and $11,830,000, respectively.

During the period ended August 15, 2003, brokerage commissions on securities transactions amounted to $151,421, of which Neuberger received $114,556, and other brokers received $36,865.

NOTE D - CAPITAL:

At August 15, 2003, the common shares outstanding and the common shares owned by Neuberger for the Fund were as follows:

                                     COMMON SHARES     COMMON SHARES OWNED BY
                                       OUTSTANDING                  NEUBERGER
                                        17,723,648                      6,981

Transactions in common shares of capital stock for the period ended August 15, 2003 were as follows:

                    COMMON SHARES ISSUED IN CONNECTION WITH:
                                                                          NET
                             UNDERWRITERS'       REINVESTMENT     INCREASE IN
                               EXERCISE OF       OF DIVIDENDS          COMMON
        INITIAL PUBLIC      OVER-ALLOTMENT                AND          SHARES
              OFFERING              OPTION      DISTRIBUTIONS     OUTSTANDING

            16,673,648           1,050,000                  -      17,723,648

NOTE E - UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)


FINANCIAL HIGHLIGHTS Income Opportunity Fund
--------------------------------------------


The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                              PERIOD FROM
                                                            JULY 2, 2003^
                                                            TO AUGUST 15,
                                                                2003

NET ASSET VALUE, BEGINNING OF PERIOD                      $         14.33
                                                         ----------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                          .06
NET GAINS OR LOSSES ON SECURITIES
      (BOTH REALIZED AND UNREALIZED)                                 (.27)
                                                         ----------------
TOTAL FROM INVESTMENT OPERATIONS                                     (.21)
                                                         ----------------

LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                            (.03)
                                                         ----------------
NET ASSET VALUE, END OF PERIOD                            $         14.09
                                                         ----------------
MARKET VALUE, END OF PERIOD                               $         14.43
                                                         ----------------
TOTAL RETURN, NET ASSET VALUE+                                      -1.64 %  **
TOTAL RETURN, MARKET VALUE+                                         -3.80 %  **

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $         249.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                        .74 %  *
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                         .74 %  *
RATIO OF NET INVESTMENT INCOME (LOSS)
      TO AVERAGE NET ASSETS                                          3.58 %  *

PORTFOLIO TURNOVER RATE                                                 9 %


See Notes to Financial Highlights

                                    NEUBERGER BERMAN AUGUST 15, 2003 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS Income Opportunity Fund
-----------------------------------------------------

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Total return would have been lower if Management had not waived a portion of the investment management fee.

#    The Fund is required to  calculate  an expense  ratio  without  taking into
     consideration   any   expense   reductions   related  to   expense   offset
     arrangements.

++ After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                 PERIOD ENDED
                                                                   AUGUST 15,
                                                                         2003
                                                                        0.99%(1)

         (1)    Period from July 2, 2003 to August 15, 2003.

   ^     The date investment operations commenced.

   *     Annualized.

   **    Not annualized.

                                                                      APPENDIX A

                         FORM OF ARTICLES SUPPLEMENTARY

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.


            ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF



                            AUCTION PREFERRED SHARES

                                    SERIES A

                                    SERIES B



                              ("PREFERRED SHARES")

                                TABLE OF CONTENTS

                                                                            PAGE

      DESIGNATION............................................................1

      DEFINITIONS............................................................2

      PART I................................................................24

      1. NUMBER OF AUTHORIZED SHARES........................................24

      2. DIVIDENDS..........................................................24
            (a)   RANKING...................................................24
            (b)   CUMULATIVE CASH DIVIDENDS.................................24
            (c)   DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE..........24
            (d)   DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF.............25
            (e)   DIVIDEND RATES AND CALCULATION OF DIVIDENDS...............25
            (f)   CURING A FAILURE TO DEPOSIT...............................27
            (g)   DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT................27
            (h)   AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND.....28
            (i)   DIVIDENDS PAID TO HOLDERS.................................28
            (j)   DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT
                  UNPAID DIVIDENDS..........................................28

      3. RESERVED...........................................................28

      4. DESIGNATION OF SPECIAL RATE PERIODS................................28
            (a)   LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.......28
            (b)   ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD...............29
            (c)   NOTICE OF PROPOSED SPECIAL RATE PERIOD....................29
            (d)   NOTICE OF SPECIAL RATE PERIOD.............................29
            (e)   FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD..........30

      5. VOTING RIGHTS......................................................30
            (a)   ONE VOTE PER SHARE OF PREFERRED SHARES....................30
            (b)   VOTING FOR ADDITIONAL DIRECTORS...........................31
            (c)   HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER
                  MATTERS...................................................32

            (d)   BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER
                  APPROVAL..................................................33
            (e)   RELATIVE RIGHTS AND PREFERENCES...........................34
            (f)   NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.................34
            (g)   VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO
                  PAY DIVIDENDS.............................................34
            (h)   HOLDERS ENTITLED TO VOTE..................................34

      6. 1940 ACT PREFERRED SHARES ASSET COVERAGE...........................35

      7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT..........................35

      8. RESERVED...........................................................37

      9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS..................36
            (a)   DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES...........37
            (b)   DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO
                  COMMON SHARES UNDER THE 1940 ACT..........................37
            (c)   OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS...37

      10.   RESERVED........................................................38

      11.   REDEMPTION......................................................38
            (a)   OPTIONAL REDEMPTION.......................................38
            (b)   MANDATORY REDEMPTION......................................40
            (c)   NOTICE OF REDEMPTION......................................40
            (d)   NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.................41
            (e)   ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.................41
            (f)   AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND...41
            (g)   SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN
                  ARE NO LONGER OUTSTANDING.................................42
            (h)   COMPLIANCE WITH APPLICABLE LAW............................42
            (i)   ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED...............42
            (j)   MODIFICATION OF REDEMPTION PROCEDURES ....................42
            (k)   PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE
                  OF AN AUCTION ............................................42

      12.   LIQUIDATION RIGHTS..............................................43
            (a)   RANKING...................................................43
            (b)   DISTRIBUTIONS UPON LIQUIDATION............................43
            (c)   PRO RATA DISTRIBUTIONS....................................43
            (d)   RIGHTS OF JUNIOR SHARES...................................43

            (e)   CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION...............44

      13.   FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS...........44

      14.   MISCELLANEOUS...................................................49
            (a)   RESERVED..................................................49
            (b)   NO FRACTIONAL SHARES......................................49
            (c)   STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR
                  OTHERWISE ACQUIRED BY THE FUND............................49
            (d)   BOARD MAY RESOLVE AMBIGUITIES.............................49
            (e)   HEADINGS NOT DETERMINATIVE................................49
            (f)   NOTICES...................................................49

      PART II...............................................................50

      1. ORDERS.............................................................50

      2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT............51

      3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND
         APPLICABLE RATE....................................................53

      4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL
         ORDERS AND ALLOCATION OF SHARES....................................54

      5. NOTIFICATION OF ALLOCATIONS........................................57

      6. AUCTION AGENT......................................................57

      7. TRANSFER OF PREFERRED SHARES.......................................57

      8. GLOBAL CERTIFICATE.................................................57

      9.  FORCE MAJEURE.....................................................57

      NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:


      FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of 3,000 shares of auction preferred shares, Series A and 3,000 shares of auction preferred shares, Series B, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

      SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, and other rights and limitation of the shares of the auction preferred shares, Series A and Series B and each other series of auction preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

      THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.

                                   DESIGNATION


      Series A: 2,510 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series A ("Series A Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of ____, 2003.

      Series B: 2,510 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series B ("Series B Shares"). Each Series B Share shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Directors and an initial Dividend Payment Date of ____, 2003.




      Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Directors may approve from time to time.

      Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

      Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

                                   DEFINITIONS

      As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      (a) "AA FINANCIAL COMPOSITE COMMERCIAL PAPER RATE" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) the interest equivalent of the 7-day rate, in the case of a Rate Period which is a Minimum Rate Period or shorter; for Rate Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Rate Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Rate Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Rate Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Rate Periods greater than 270 days, the Treasury Index Rate, in each case on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers or if there are no such Commercial Paper Dealers, by the Auction Agent.

      For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given number of days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

      (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles Supplementary.

      (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

      (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (e) "ALL HOLD RATE" shall mean 80% of the AA Financial Composite Commercial Paper Rate.

      (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

      (g) "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate,
(ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of each Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

      (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

      (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

      (k) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

      (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

      (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (n)   RESERVED.

      (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

      (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

      (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

      (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

      (t) "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

      (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

      (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

      (w)   "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

      (x)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (y) "COMMERCIAL PAPER DEALERS" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected; (2) in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund.

      (z) COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

      (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

      (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

      (cc) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

      (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a

Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, whichever is lower.

      (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

      (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series and thereafter any period from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

      (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

      (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

      (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause
(B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (jj)  RESERVED.

      (kk)  "FITCH" shall mean Fitch Ratings and its successors.

      (ll) "FITCH DISCOUNT FACTOR" means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:


       (a) Common stock and preferred stock of REITs and Other Real Estate
      Companies:

                                                           DISCOUNT FACTOR(1)(2)
                                                           ---------------------
      REIT or Other Real Estate Company Preferred Shares          154%
      REIT or Other Real Estate Company Common Stock              196%

      (b) Corporate Debt Securities of REITs(1)(2):

TERM TO MATURITY             AAA     AA     A     BBB     BB     B     CCC
----------------             ---     --     -     ---     --     -     ---

1 year                       111%   114%   117%   120%   121%   127%   130%

2 years or less
(but longer than 1 year)     116%   125%   125%   127%   132%   137%   137%

3 years or less
(but longer than 2 years)    121%   123%   127%   131%   133%   140%   152%

4 years or less
(but longer than 3 years)    126%   126%   129%   132%   136%   140%   164%

5 years or less
(but longer than 4 years)    131%   132%   135%   139%   144%   149%   185%

7 years or less
(but longer than 5 years)    140%   143%   146%   152%   159%   167%   228%

10 years or less
(but longer than 7 years)    141%   143%   147%   153%   160%   168%   232%

12 years or less
(but longer than 10 years)   144%   144%   150%   157%   165%   174%   249%

15 years or less
(but longer than 12 years)   148%   151%   155%   163%   172%   182%   274%

20-30 years                  152%   156%   160%   169%   180%   191%   306%


      (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

      (2) If a security is not rated by Fitch, but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but is rated by only one other rating agency, and the security is above investment grade, then the security will be notched one rating category, i.e., considered to be rated one rating category lower than the rating category assigned by that rating agency, for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other rating agency, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

      (c) Other Corporate Debt Securities Including Non-Investment Grade Bonds (Non-Convertibles):

TERM TO MATURITY             AAA     AA     A     BBB     BB     B     NR(1)
----------------             ---     --     -     ---     --     -     ----

1 year or less              106%   108%   110%   112%   130%   152%   152%

2 years or less
(but longer than 1 year)    106%   108%   110%   112%   130%   152%   152%

3 years or less
(but longer than 2 years)   106%   108%   110%   112%   130%   152%   152%

4 years or less
(but longer than 3 years)   111%   113%   115%   117%   134%   152%   152%

5 years or less
(but longer than 4 years)   111%   113%   115%   117%   136%   152%   152%

7 years or less
(but longer than 5 years)   114%   116%   118%   120%   159%   152%   152%

10 years or less
(but longer than 7 years)   116%   118%   120%   122%   137%   152%   152%

15 years or less
(but longer than 10 years)  120%   122%   124%   124%   139%   152%   152%

30 years or less
 (but longer than 15 years) 124%   127%   129%   129%   145%   152%   152%

Greater than 30 years       124%   127%   129%   129%   145%   152%   152%


      (1) If a security is not rated by Fitch but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any rating agency, the Fund will use the percentage set forth under "not rated" in this table. Securities rated below B by Fitch shall be traded the same as securities not rated by Fitch.

            The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-Performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated CCC by Fitch shall apply to any non-Performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating that is two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

            The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

      (d) PREFERRED STOCK: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

      Preferred Stock(1)                           Discount Factor
      AAA                                             130%
      AA                                              133%
      A                                               135%
      BBB                                             139%
      BB                                              154%
      Not rated or below BB                           161%
      Investment Grade DRD                            164%
      Not rated or below Investment Grade DRD         200%


      (1) If a security is not rated by Fitch but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any rating agency, the Fund will use the percentage set forth under "not rated" in this table.

      (e) Convertible Securities:

      The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

      The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.

      (f) U.S. government securities, including U.S. Treasury Securities:

      REMAINING TERM TO MATURITY          DISCOUNT FACTOR
      --------------------------          ---------------

      1 year or less   .                        101.5%

      2 years or less
      (but longer than 1 year)                  103%

      3 years or less
      (but longer than 2 years)                 105%

      4 years or less
      (but longer than 3 years)                 107%

      5 years or less
      (but longer than 4 years)                 109%

      7 years or less
      (but longer than 5 years)                 112%

      10 years or less
      (but longer than 7 years)                 114%

      15 years or less
      (but longer than 10 years)                122%

      20 years or less
      (but longer than 10 years)                130%

      25 years or less
      (but longer than 20 years)                146%

      30 years or less
      (but longer than 25 years)                154%


      (g) Short-Term Instruments and Cash:

      The Fitch Discount Factor applied to short-term portfolio securities, other than 2a-7 Money Market Funds, will be (A) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within the Exposure Period and (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the exposure period and are rated at least F-1/AA by Fitch, P-1/Aa by Moody's, or A-1/AA by S&P. The Fitch Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Fitch and 115% if the 2a-7 Money Market Funds are not rated by Fitch. A Fitch Discount Factor of 100% will be applied to cash.

      (h) Other Securities:

      The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

      (mm)  "FITCH ELIGIBLE ASSET" shall mean the following:

      (a) Common stock, preferred stock, and any debt security of REITs and Other Real Estate Companies.

      (b) Debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany,

Italy, Japan, Korea, Mexico, Spain or the United Kingdom or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the APS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (b) are herein referred to as "Debt Securities."

      (c) Preferred stocks if (i) dividends on such preferred stock are cumulative, (ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (iv) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another rating agency. In addition, the preferred stocks issue must be at least $50 million;

      (d) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

      (e) Interest rate swaps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another rating agency and
(2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

      (f) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under CORPORATE DEBT SECURITIES in subsection (11)(b) and (c) multiplied by 110% until such securities are registered under the Securities Act.

      (g) MBS, ASSET-BACKED AND OTHER MORTGAGE-BACKED SECURITIES:

            (i) MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with an original stated maturity of more than 15 years shall have a discount factor of 114% and conforming mortgage-backed securities with an original stated maturity of 15 years or less shall have a discount factor of 111%.

            (ii) ASSET-BACKED AND OTHER MORTGAGE-BACKED SECURITIES: The percentage determined by reference to the asset type in accordance with the table set forth below.

      ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE)   DISCOUNT
                                                                     FACTOR

      U.S.Treasury/agency securities (10 years or less)                118%
      U.S.Treasury/agency securities (greater than 10 years)           127%
      U.S. agency sequentials (10 years or less)                       120%
      U.S. agency sequentials (greater than 10 years)                  142%
      U.S. agency principal only securities                            236%
      U.S. agency interest only securities (with Market Value          696%
        greater than $0.40)
      U.S. agency interest only securities (with Market Value          271%
        less than or equal to $0.40)
      AAA Lock-Out securities, interest only                           236%
      U.S. agency planned amortization class bonds (10 years           115%
        or less)
      U.S. agency planned amortization class bonds (greater            136%
        than 10 years)
      AAA sequentials (10 years or less)                               118%
      AAA sequentials (greater than 10 years)                          135%
      AAA planned amortization class bonds (10 years or less)          115%
      AAA planned amortization class bonds (greater than 10            140%
        years)
      Jumbo mortgage rated AAA(1)                                      123%
      Jumbo mortgage rated AA(1)                                       130%
      Jumbo mortgage rated A(1)                                        136%
      Jumbo mortgage rated BBB(1)                                      159%
      Commercial mortgage-backed securities rated AAA                  131%
      Commercial mortgage-backed securities rated AA                   139%
      Commercial mortgage-backed securities rated A                    148%
      Commercial mortgage-backed securities rated BBB                  177%
      Commercial mortgage-backed securities rated BB                   283%
      Commercial mortgage-backed securities rated B                    379%
      Commercial mortgage-backed securities rated CCC or not           950%
        rated

      (1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

      (h) U.S. government securities, including U.S. Treasury securities and U.S. Treasury Strips.

      (i) Short-Term Money Market Instruments as long as (i) such securities are rated at least F-1 by Fitch or the equivalent by another rating agency, (ii) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another rating agency, (iii) such securities are of 2a-7 Money Market Funds,
(iv) such securities are repurchase agreements or (v) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.

      (j) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Fund may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

      (oo)  RESERVED.

      (pp)  "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of these Articles Supplementary.

      (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

      (rr)  RESERVED.

      (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

      (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

      (vv) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding ________, 2003 with respect to Series A Shares, and ________, 2003 with respect to Series B Shares.

      (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

      (xx)  RESERVED.

      (yy)  "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

      (zz) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

      (aaa) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the pricing procedures of the Neuberger Berman funds.

      (bbb) RESERVED.

      (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any date on which the Applicable Rate is determined, the applicable percentage of the AA Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.


            Moody's           Fitch              Applicable
            Credit Rating     Credit Rating      Percentage
            -------------     -------------      ----------

            Aa3 or Above      AA- or Above          150%

            A3 or A1          A- to A+              200%

            Baa3 to Baa1      BBB- to BBB+          250%

            Below Baa3        Below BBB-            275%

      (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares and 7 Rate Period Days for Series B Shares.

      (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

      (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

      (a) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                      DISCOUNT FACTOR(1)(2)(3)
                                                      ------------------------

      Common stock of REITs and Other Real Estate
         Companies                                            154%

      Preferred stock of REITs

            with Senior Implied or Unsecured
            Moody's (or Fitch) rating:                        154%

            without Senior Implied or Unsecured
            Moody's (or Fitch) rating:                        208%

                                                      DISCOUNT FACTOR(1)(2)(3)
                                                      ------------------------

      Preferred stock of Other Real Estate Companies

            with Senior Implied or Unsecured
            Moody's (or Fitch) rating:                        208%

            without Senior Implied or Unsecured Moody's
            (or Fitch) rating                                 250%

      (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 38% of Moody's Eligible Assets.

      (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

      (3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

      (b) Debt Securities of REITs and Other Real Estate Companies(1):

      Maturity
      In Years                        Aaa   Aa    A     Baa   Ba    B    NR(2)
      --------                        ---   --    -     ---   --    -    -----

      1 or less                       109%  112%  115%  118%  137%  150%   250%

      2 or less (but longer than 1)   115%  118%  122%  125%  146%  160%   250%

      3 or less (but longer than 2)   120%  123%  127%  131%  153%  168%   250%

      4 or less (but longer than 3)   126%  129%  133%  138%  161%  176%   250%

      5 or less (but longer than 4)   132%  135%  139%  144%  168%  185%   250%

      7 or less (but longer than 5)   139%  143%  147%  152%  179%  197%   250%

      10 or less (but longer than 7)  145%  150%  155%  160%  189%   208%  250%

      15 or less (but longer than 10) 150%  155%  160%  165%  196%  216%   250%

      20 or less (but longer than 15) 150%  155%  160%  165%  196%  228%   250%

      30 or less (but longer than 20) 150%  173%  160%  165%  196%  229%   250%

      Greater than 30                 165%  173%  181%  189%  205%  240%   250%

      (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

      (2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for a Fund asset can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities, which are securities that are not rated by any of Moody's, S&P or Fitch, are limited to 10% of discounted Moody's Eligible Assets. If a security is either rated below B or not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row of the table entitled "Unrated." Upon notice by Moody's, ratings assigned by S&P or Fitch may be subject to adjustments in particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

      (c) Corporate Debt Securities:

Term to
Maturity                      Aaa   Aa      A     Baa    Ba      B    Unrated(1)
--------                      ---   --      -     ---    --      -    ----------

1 year or less               109%   112%   115%   118%   137%   150%     250%

2 years or less
(but longer than 1 year)     115%   118%   122%   125%   146%   160%     250%

3 years or less
(but longer than 2 years)    120%   123%   127%   131%   153%   168%     250%

4 years or less
(but longer than 3 years)    126%   129%   133%   138%   161%   176%     250%

5 years or less
(but longer than 4 years)    132%   135%   139%   144%   168%   185%     250%

7 years or less
(but longer than 5 years)    139%   143%   147%   152%   179%   197%     250%

10 years or less
(but longer than 7 years)    145%   150%   155%   160%   189%   208%     250%

15 years or less
(but longer than 10 years)   150%   155%   160%   165%   196%   216%     250%

20 years or less
(but longer than 15 years)   150%   155%   160%   165%   196%   228%     250%

30 years or less
(but longer than 20 years)   150%   155%   160%   165%   196%   229%     250%

Greater than 30 years        165%   173%   181%   189%   205%   240%     250%

      (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


      (d) U.S. Treasury Securities and U.S. Treasury Strips:

                                 U.S. Treasury Securities    U.S.Treasury Strips
Remaining Term to Maturity        Discount Factor             Discount Factor
--------------------------        ---------------             ---------------

1 year or less                          107%                      107%

2 years or less
but longer than 1 years)                113%                      114%

3 years or less
(but longer than 2 years)               118%                      120%

4 years or less
(but longer than 3 years)               123%                      127%

5 years or less
(but longer than 4 years)               128%                      133%

7 years or less
(but longer than 5 years)               135%                      145%

10 years or less
(but longer than 7 years)               141%                      159%

15 years or less
(but longer than 10 years)              146%                      184%

20 years or less
(but longer than 15 years)              154%                      211%

30 years or less
(but longer than 20 years)              154%                      236%


      (e) Short-Term Instruments and Cash. The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities and Short Term Money Market Instruments, other than 2a-7 Money Market Funds, will be (i) 100%, so long as such portfolio securities or repurchase agreements mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 100% if the 2a-7 Money Market Funds are rated by Moody's and 115% if the 2a-7 Money Market Funds are not rated by Moody's. A Moody's Discount Factor of 100% will be applied to cash.

      (ggg) "MOODY'S ELIGIBLE ASSETS" shall mean the following:

      (a) Common stock, preferred stock and any debt security of REITs and Real Estate Companies.

          (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 38% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

          (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

      (b) Corporate debt securities if (A) such securities are rated B or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

      Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's, S&P, nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

      (c) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

      (d) U.S. government securities, including U.S. Treasury Securities and Treasury Strips;

      (e) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

      (f) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five

Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Fund may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

      (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

      (iii) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

                 1.  Office

                 2.  Industrial

                 3.  Mixed

                 4.  Shopping Centers

                 5.  Regional Malls

                 6.  Free Standing

                 7.  Apartments

                 8.  Manufactured Homes

                 9.  Diversified

                 10. Lodging/Resorts

                 11. Health Care

                 12. Home Financing

                 13. Commercial Financing

                 14. Self Storage

                 15. Specialty

      The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

      (jjj) RESERVED.

      (kkk) RESERVED.

      (lll) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

      (mmm) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

      (nnn) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

      (ooo) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

      (ppp) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

      (qqq) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (rrr) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

      (sss) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

      (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

      (vvv) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

      (www) "PREFERRED SHARES" shall have the meaning set forth on the first page of these Articles Supplementary.

      (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Fund but not Preferred Shares held by the Fund) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Preferred Shares outstanding from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

      (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

      (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

      (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

      (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on September 30, 2003.

      (cccc) RESERVED.

      (dddd) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

      (eeee) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles

Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

      (ffff) "REIT," or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

      (gggg) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

      (hhhh) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable AA Financial Composite Commercial Paper Rate, for a Rate Period of fewer than or equal to 270 days, or the applicable Treasury Index Rate, for a Rate Period of more than 270 days.

      (iiii) "REGISTRATION STATEMENT" shall mean the Fund's registration statement on Form N-2 (333-107448) ("Registration Statement"), as the same may be amended from time to time.

      (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

      (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

      (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

      (mmmm) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

             (i) commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

            (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii) overnight funds;

            (iv)  U.S. Government Securities;

            (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

            (vi) overnight repurchase agreements.

      (nnnn) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

      (oooo) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

      (pppp) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      (qqqq) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (rrrr) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (ssss) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (tttt) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (uuuu) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

      (vvvv) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a Commercial Paper Dealer.

      (wwww) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

      (xxxx) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

      (yyyy) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

      (zzzz) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

      (aaaaa) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the

Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

      (bbbbb) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

      (ccccc) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

      (ddddd) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

      (eeeee) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

      (fffff) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

      (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

      (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of these Articles Supplementary.

      (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of these Articles Supplementary.


                                     PART I

      1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series A Shares is 3,000, of which 2,510 shares will be issued on September 25, 2003. The number of authorized shares constituting the Series B Shares is 3,000, of which 2,500 shares will be issued on September 25, 2003.

      2. DIVIDENDS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

      (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable for the Initial Rate Period on ________, 2003, with respect to Series A Shares, and ________, 2003 with respect to Series B Shares, and, if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series A Shares, each seventh day thereafter (or after the Dividend Payment Date with respect to an intervening Special Rate Period), with respect to Series B Shares (each date being a "Dividend Payment Date"); provided, however, that:

      (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

      (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares, and 7 Rate Period Days, with respect to Series B Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

      (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

      (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

      (A) subject to Section 9 of Part 2, an Auction for any Subsequent Rate Period of a series of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any series being the subject of Submitted Hold Orders), then the dividend rate on the shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

      (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, the Fund must pay to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph
(c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held, in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

      (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the second Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period; or

      (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the third Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the third Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

      (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days for Series A Shares or 7 Rate Period Days for Series B Shares and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

      (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

      (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

      3. RESERVED.

      4. DESIGNATION OF SPECIAL RATE PERIODS.

      (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if
(A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount.


      (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a _______ that is a Business Day in case of Series A Shares, (b) a _______ that is a Business Day in the case of Series B Shares, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first ____ that is followed by a ____ that is a Business Day preceding what would otherwise be such last day in the case of Series A Shares, (b) on the first ____ that is followed by a ____ that is a Business Day preceding what would otherwise be such last day in the case of Series B Shares.


      (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 7 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall deliver to the Auction Agent either:

      (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof,
(B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

      (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

      5. VOTING RIGHTS.

      (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and (ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

      (b) VOTING FOR ADDITIONAL DIRECTORS.

      (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

      (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

      (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

      Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

      (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Fund and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

      (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

      (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

      (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $ ) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).


      (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.


      (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):


Accountant's Confirmation     Moody's Eligible Assets
Annual Valuation Date         Moody's Hedging Transactions
Closing Transaction           Moody's Real Estate Industry/Property Sector
                                 Classification
Deposit Securities            1940 Act Cure Date
Discounted Value              1940 Act Preferred Shares Asset Coverage
Exposure Period               Other Real Estate Company
Fitch Discount Factor         Preferred Shares Basic Maintenance Amount
Fitch Eligible Assets         Preferred Shares Basic Maintenance Cure Date
Fitch Hedging Transactions    Preferred Shares Basic Maintenance Report
Forward Commitments           Quarterly Valuation Date
Hedging Transactions          Real Estate Index
Independent Accountant        REIT
Market Value                  Treasury Futures
Moody's Discount Factor       Valuation Date

      In addition, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred stock, including each series of Preferred Shares, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

      (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

      (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

      (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of a series of Preferred Shares and no share of a series of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of a series of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

      6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) shall be the sole remedy in the event the Fund fails to do so.

      7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

      (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to
Section 11(b) shall be the sole remedy in the event the Fund fails to do so.


      (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.


      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date, Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with these Articles Supplementary, with respect to the Fitch ratings on portfolio ecurities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on portfolio securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences,
(v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I of these Articles Supplementary with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Accountant's Confirmation"); provided, however, that the Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question) and Moody's (if Moody's is then rating the series in question) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

      (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

      8. RESERVED.

      9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

      (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

      (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction

Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

      10. RESERVED.

      11. REDEMPTION.

      (a) OPTIONAL REDEMPTION.

      (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

      (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

      (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

      (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

      (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal to the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

      (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock that are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph
(b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders or by such other method that the Board of Directors deems fair and equitable.

      (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

      (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates, if any, for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

      (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

      (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

      (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

        (k) PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION. Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Fund to purchase or otherwise acquire any shares of each series of Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each series of Preferred Shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any series of Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

      12. LIQUIDATION RIGHTS.

      (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

      (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph
(b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

      (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

      (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

      13. FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.


         (a) For so long as any Preferred Shares are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the Preferred Shares by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

         (i) FUTURE AND CALL OPTIONS: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

         (ii) SECURITIES LENDING: The Fund may engage in securities lending in an amount not to exceed 33 1/3% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

         (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total return and Interest Rate Swaps are subject to the following provisions:

         (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

         In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Moody's rating of A- or Moody's rating of A3.

         (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

                  (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk; and

                  (3) The Fund will not include a Credit Default Swap as a Moody's Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

         If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount (E.G., a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (E.G., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible
Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

      (b) If Fitch is rating any Preferred Shares, then:

      (i) For so long as any Preferred Shares are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

      (A) the Fund will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Fund at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

      (B) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

      (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or

      (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Real Estate Securities constituting Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

      (C) the Fund will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

      (D) the Fund will not enter into an option on future transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

      (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

      (I) the Discounted Value and

      (II) the exercise price of the call option written by the Fund;

      (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

      (C) assets subject to put options written by the Fund shall be valued at the lesser of:

      (I) the exercise price and

      (II) the Discounted Value of the subject security.

      (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

      (A) 10% of the exercise price of a written call option;

      (B) the exercise price of any written put option;

      (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

      (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

      (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract and does not own the underlying contract; and

      (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

      (iv) For so long as any Preferred Shares are rated by Fitch, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this
Part I), except that the Fund may enter into Forward Commitments, subject to the following limitation:

      (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

      (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

      For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

      (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

      (i) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

      (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

      (B) such borrowing

      (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

      (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

      (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

      (iii) engage in any short sales of securities;

      (iv) lend securities;

      (v) merge or consolidate into or with any other corporation or entity;

      (vi) change a pricing service (which has been designated by management or the Board of Directors); and

      (vii) enter into reverse repurchase agreements.

      In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

      14. MISCELLANEOUS.

      (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

      (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

      (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

      (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

      (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

      (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the Maryland General Corporation Law for notices of stockholders' meetings.


                                     PART II

      1. ORDERS.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

      (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

      (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

      (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

      (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

      (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

      (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

      (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

      (A) the number of Outstanding shares of such series specified in such Sell Order; or

      (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

      (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

      (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

           2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

      (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

      (ii) the aggregate number of shares of such series that are the subject of such Order;

      (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

      (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

      (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

      (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

      (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

      (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

      (ii)(A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

      (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

      (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

      (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

      (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

      (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

      (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

      (ii) from the Submitted Orders for shares of such series whether:

      (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

      (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

      (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

      (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

      (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

      (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

      (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

      (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

      (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.

      4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

      Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

      (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

      (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

      (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

      (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

      (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

      (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

      (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

      (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

      (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

      (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

      (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

      (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

      (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

      Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

      (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

      5. RESERVED.

      6. AUCTION AGENT.

      For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

      7. TRANSFER OF PREFERRED SHARES.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

      8. GLOBAL CERTIFICATE.

      Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

      9. FORCE MAJEURE.

      (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

            (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

            (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

            (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

      IN WITNESS WHEREOF, NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC. has caused these presents to be signed on ________, 2003 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary and the said officers of the Fund acknowledge said instrument to be the corporate act of the Fund, and state under penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to authorization and approval are true in all material respects.


                                    NEUBERGER BERMAN INCOME OPPORTUNITY FUND
                                    INC.




                                    -----------------------------------
                                    Name:
                                    Title:




WITNESS:


----------------------------
Name:
Title:

                                                                      APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


     S&P CORPORATE BOND RATINGS:
     --------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - Bonds rated CC are currently highly vulnerable to nonpayment.

     C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     S&P COMMERCIAL PAPER RATINGS:
     ----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

     B - Issues with this rating are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

     D - Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

     MOODY'S CORPORATE BOND RATINGS:
     ------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     MOODY'S COMMERCIAL PAPER RATINGS:
     --------------------------------

     Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
Prime-1 repayment ability will often be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

     FITCH INVESTMENT GRADE BOND RATINGS
     -----------------------------------

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

     RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.


     FITCH HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

     NR: Indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


     FITCH INVESTMENT GRADE SHORT-TERM RATINGS
     -----------------------------------------

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

     F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

     F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

PART C -- OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            1.   Financial Statements:

                 Report of Independent Auditors.

                 Audited Statement of Assets and Liabilities.

                 Unaudited Financial Statements.

            2.   Exhibits:

                 a.   (1)  Articles of  Incorporation.  (Incorporated  by
                           reference  to the Registrant's  Registration
                           Statement,  File Nos.  333-104614 and 811-21334,
                           filed on April 17, 2003)

                      (2) Form of Articles Supplementary. (Filed herewith as Appendix A to the Statement of Additional Information, Part B of the Registrant's Registration Statement)

                 b. By-Laws. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on June 23, 2003)

                 c.   None.

                 d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

                 e. Dividend Reinvestment Plan. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

                 f.   None.

                 g.   (1) Management Agreement. (Incorporated by reference to
                          the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                      (2) Sub-Advisory Agreement. (Incorporated by reference to
                          the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                 h.   (1) Underwriting Agreement with respect to Registrant's
                          common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                      (2) Form of Master Agreement Among Underwriters.
                          (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

                      (3) Form of Master Selected Dealer Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

                      (4) Form of Underwriting Agreement with respect to Registrant's preferred stock. (Filed herewith)

                 i.   None

                 j. Custodian Contract. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                 k.   (1)  Transfer Agency and Service Agreement. (Incorporated
                           by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                      (2) Administration Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                      (3) Fee Waiver Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

                      (4) Additional Compensation Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29,
                           2003)

                      (5) Form of Auction Agency Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29,
                           2003)

                      (6) Form of Broker-Dealer Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29,
                           2003)

                 l.   (1)  Opinion and Consent of Counsel with respect to
                           Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334 filed on June 23, 2003 and the Registrant's Registration Statement, File Nos. 333-106541 and 811-21334 filed on June 26, 2003)

                      (2) Opinion and Consent of Counsel with respect to Registrant's preferred stock. (Filed herewith)

                 m.   None.

                 n.   Consent of Independent Auditors. (Filed herewith)

                 o.   None.

                 p. Letter of Investment Intent. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on June 23, 2003)

                 q.   None.

                 r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

ITEM 25.    MARKETING ARRANGEMENTS

      Incorporated by reference to the Underwriting Agreement filed as
Exhibit 2. h. (4) to this Registration Statement.


ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees.........................  $10,150
      Rating Agency Fees   ...........................................   79,850
      Federal Taxes        ...........................................   0
      State Taxes and Fees ...........................................   0
      Printing and Engraving Expenses.................................   30,000
      Legal Fees           ...........................................  195,000
      Director Fees        ...........................................  0
      Accounting Expenses  ...........................................   15,000
      Miscellaneous Expenses..........................................   15,000
                                                                        --------

             Total         ........................................... $345,000
                                                                        =======


ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

                                                            Number of Record
                                                           Shareholders as of
               Title of Class                              September 18, 2003
               --------------                              ------------------

        Shares of common stock, par value                         4
         $0.0001 per share

        Shares of preferred stock, par value                      0
         $0.0001 per share

ITEM 29.    INDEMNIFICATION

      Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Registrant shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and Investment Company Act of 1940, as amended ("1940 Act")), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Registrant's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

      Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

      Section 8(a) of the Underwriting Agreements among the Registrant, NB Management, Neuberger Berman and Citigroup Global Markets Inc., as representative of the several underwriters, provides that the Registrant, NB Management and Neuberger Berman, jointly and severally, agree to indemnify and hold harmless each of Citigroup Global Markets Inc. and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or Prepricing Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Registrant by or on behalf of any Underwriter through you expressly for use in connection therewith provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus (or any amendment or supplement thereto) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of any such amendment or supplement to the Prepricing Prospectus or the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Prepricing Prospectus was corrected in the supplement or amendment to the Prepricing Prospectus or in the Prospectus, provided that the Registrant has delivered such supplements or amendments or the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Registrant or the Advisers may otherwise have.

      Section 8(c) of the Underwriting Agreements provides that each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Registrant and the Advisers, their directors, members or managers, any officers of the Registrant who sign the Registration Statement and any person who controls the Registrant or the Advisers within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Registrant and the Advisers to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you or your counsel expressly for use in the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing). If any action, suit or proceeding shall be brought against the Registrant or the Advisers, any of their directors, members or managers, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Registrant by paragraph (b) above (except that if the Registrant or the Advisers shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Registrant and the Advisers, their directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant also maintains Directors and Officers Insurance.


ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Claudia Brandon                         Secretary, Neuberger Berman Advisers Management Trust;
Vice President, Neuberger Berman        Secretary, Neuberger Berman Equity Funds; Secretary,
since 2002; Employee, Neuberger         Neuberger Berman Income Funds; Secretary, Neuberger
Berman since 1999; Vice                 Berman Real Estate Income Fund Inc.; Secretary,
President/Mutual Fund Board             Neuberger Berman Intermediate Municipal Fund Inc.;
Relations, NB Management  since May     Secretary, Neuberger Berman New York Intermediate
2000; Vice President, NB Management     Municipal Fund Inc.; Secretary, Neuberger Berman
from 1986-1999.                         California Intermediate Municipal Fund Inc.;
                                        Secretary, Neuberger Berman Realty Income Fund Inc.;
                                        Secretary, Neuberger Berman Income Opportunity Fund
                                        Inc.; Director, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.

Thomas J. Brophy                        None.
Managing Director, Neuberger Berman;
Vice President, NB Management since
March 2000.


Steven R. Brown                         Portfolio Manager, Neuberger Berman Real Estate Income
Managing Director, Neuberger Berman;    Fund Inc.; Portfolio Manager, Neuberger Berman Realty
Vice President, NB Management since     Income Fund Inc.; Portfolio Manager, Neuberger Berman
2002.                                   Income Opportunity Fund Inc.; Portfolio Manager,
                                        Neuberger Berman Real Estate Securities Income Fund
                                        Inc.


Lori Canell                             None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Valerie Chang                           None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brooke A. Cobb                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.


Robert Conti                            Vice President, Neuberger Berman Income Funds; Vice
Vice President, Neuberger Berman;       President, Neuberger Berman Equity Funds; Vice
Senior Vice President, NB Management    President, Neuberger Berman Advisers Management Trust;
since November 2000; Treasurer, NB      Vice President, Neuberger Berman Real Estate Income
Management until May 2000.              Fund Inc.; Vice President, Neuberger Berman
                                        Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.; Treasurer, Neuberger Berman Real Estate
                                        Securities Income Fund Inc.


Daniella Coules                         Portfolio Manager, Neuberger Berman Income Opportunity
Managing Director, Neuberger Berman;    Fund Inc.
Vice President, NB Management since
2002.

Robert W. D'Alelio                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Ingrid Dyott                            None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Michael F. Fasciano                     President, Fasciano Company Inc. until March 2001;
Managing Director, Neuberger Berman     Portfolio Manager, Fasciano Fund Inc. until March 2001.
since March 2001; Vice President, NB
Management since March 2001.

                                      C-9

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Robert S. Franklin                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brian P. Gaffney                        Vice President, Neuberger Berman Income Funds; Vice
Managing Director, Neuberger Berman     President, Neuberger Berman Equity Funds; Vice
since 1999, Senior Vice President,      President, Neuberger Berman Advisers Management Trust;
NB Management since November 2000;      Vice President, Neuberger Berman Real Estate Income
Vice President, NB Management from      Fund Inc.; Vice President, Neuberger Berman
April 1997 through November 1999.       Intermediate Municipal Fund Inc.; Vice President
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Vice President, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.; Vice President,
                                        Neuberger Berman Realty Income Fund Inc.; Vice
                                        President, Neuberger Berman Income Opportunity Fund
                                        Inc.

Robert I. Gendelman                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Thomas E. Gengler, Jr.                  None.
Senior Vice President, Neuberger
Berman since February 2001, prior
thereto, Vice President, Neuberger
Berman since 1999; Senior Vice
President, NB Management since March
2001 prior thereto, Vice President,
NB Management.

Theodore P. Giuliano                    None.
Vice President (and Director until
February 2001), NB Management;
Managing Director, Neuberger Berman.

Kevin Handwerker                        Senior Vice President, General Counsel and Secretary,
Senior Vice President, General          Neuberger Berman Inc.
Counsel and Secretary, Neuberger
Berman.

                                      C-10

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Joseph K. Herlihy                       Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer,
Neuberger Berman; Treasurer,
NB Management.

Barbara R. Katersky                     None.
Senior Vice President, Neuberger
Berman; Senior Vice President,
NB Management.

Robert B. Ladd                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kelly M. Landron                        None.
Vice President, NB Management Inc.
since March 2000.

Jeffrey B. Lane                         Director, Chief Executive Officer and President,
Chief Executive Officer and             Neuberger Berman Inc.; Director, Neuberger Berman
President, Neuberger Berman;            Trust Company from June 1999 until November 2000.
Director, NB Management since
February 2001.

Michael F. Malouf                       None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Matza                            Executive Vice President, Chief Operating Officer and
Executive Vice President and Chief      Director, Neuberger Berman Inc. since January 2001,
Operating Officer, Neuberger Berman     prior thereto, Executive Vice President, Chief
since January 2001, prior thereto,      Administrative Officer and Director, Neuberger Berman
Executive Vice President and Chief      Inc.
Administrative Officer, Neuberger
Berman; Director, NB Management since
April 2000.

Ellen Metzger                           Assistant Secretary, Neuberger Berman Inc. since 2000.
Vice President, Neuberger Berman;
Secretary, NB Management.

                                      C-11

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Arthur Moretti                          Managing Director, Eagle Capital from January 1999
Managing Director, Neuberger Berman     until June 2001.
since June 2001; Vice President, NB
Management since June 2001.

S. Basu Mullick                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Wayne C. Plewniak                       Portfolio Manager, Neuberger Berman Income Opportunity
Managing Director, Neuberger Berman;    Fund Inc.
Vice President, NB Management since
2002.

Janet W. Prindle                        Director, Neuberger Berman National Trust Company
Managing Director, Neuberger Berman;    since January 2001; Director Neuberger Berman Trust
Vice President, NB Management.          Company of Delaware since April 2001.

Kevin L. Risen                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Jack L. Rivkin                          Executive Vice President, Neuberger Berman Inc.;
Executive Vice President, Neuberger     President and Director of Neuberger Berman Real Estate
Berman.                                 Income Fund Inc; President and Director of Neuberger
                                        Berman Intermediate Municipal Fund Inc.; President and
                                        Director of Neuberger Berman New York Intermediate
                                        Municipal Fund Inc.; President and Director of
                                        Neuberger Berman California Intermediate Municipal
                                        Fund Inc.; President and Trustee of Neuberger Berman
                                        Advisers Management Trust; President and Trustee of
                                        Neuberger Berman Equity Funds; President and Trustee,
                                        Neuberger Berman Income Funds; President and Director
                                        of Neuberger Berman Realty Income Fund Inc.; President
                                        and Director, Neuberger Berman Income Opportunity Fund
                                        Inc.

                                      C-12

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------
Benjamin E. Segal                       None.
Managing Director, Neuberger Berman
since November 2000, prior thereto,
Vice President, Neuberger Berman;
Vice President, NB Management.

Jennifer Silver                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kent C. Simons                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Matthew S. Stadler                      Senior Vice President and Chief Financial Officer,
Senior Vice President and Chief         Neuberger Berman Inc. since August 2000; Senior Vice
Financial Officer, Neuberger Berman     President and Chief Financial Officer, National
since August 2000, prior thereto,       Discount Brokers Group from May 1999 until October
Controller, Neuberger Berman from       1999.
November 1999 to August 2000; Senior
Vice President and Chief Financial
Officer, NB Management since August
2000.

Heidi S. Steiger                        Executive Vice President and Director, Neuberger
Executive Vice President, Neuberger     Berman Inc.; Chair and Director, Neuberger Berman
Berman; Director, NB Management since   National Trust Company since January 2001; Director,
February 2001.                          Neuberger Berman Trust Company of Delaware since
                                        February 2000 (and Chair until January 2001);
                                        Director, Neuberger Berman Trust Company until
                                        September 2001 (and Chair from September 1999 until
                                        January 2001).

                                      C-13

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Peter E. Sundman                        Executive Vice President and Director, Neuberger
President and Director,                 Berman Inc.; Chairman of the Board, Chief Executive
NB Management; Executive Vice           Officer and Trustee, Neuberger Berman Income Funds;
President, Neuberger Berman.            Chairman of the Board, Chief Executive Officer and
                                        Trustee, Neuberger Berman Advisers Management Trust;
                                        Chairman of the Board, Chief Executive Officer and
                                        Trustee Neuberger Berman Equity Funds; Chairman of the
                                        Board, Chief Executive Officer and Director, Neuberger
                                        Berman Real Estate Income Fund Inc.; Chairman of the
                                        Board, Chief Executive Officer and Director, Neuberger
                                        Berman Intermediate Municipal Fund Inc.; Chairman of
                                        the Board, Chief Executive Officer and Director,
                                        Neuberger Berman New York Intermediate Municipal Fund
                                        Inc.; Chairman of the Board, Chief Executive Officer
                                        and Director, Neuberger Berman California Intermediate
                                        Municipal Fund Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director, Neuberger Berman
                                        Realty Income Fund Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director, Neuberger Berman
                                        Income Opportunity Fund Inc.; President and Director,
                                        Neuberger Berman Real Estate Securities Income Fund
                                        Inc.


Judith M. Vale                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Catherine Waterworth                    None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Allan R. White, III                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

                                      C-14

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.    MANAGEMENT SERVICES

      None.

ITEM 33.    UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

           (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

           (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.   N/A

      3.   N/A

      4.   N/A

      5.   The Registrant hereby undertakes:

           (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

           (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 18th day of September 2003.


                                        NEUBERGER BERMAN INCOME OPPORTUNITY FUND
                                        INC.


                                        By:  /s/ Jack L. Rivkin
                                             -------------------------------
                                             Name:  Jack L. Rivkin*
                                             Title:  President and Director


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                       Date
---------                               -----                       ----

                                Chairman of the Board,
/s/ Peter E. Sundman           Chief Executive Officer
----------------------------        and Director              September 18, 2003
Peter E. Sundman*

/s/ Jack L. Rivkin              President and Director        September 18, 2003
----------------------------
Jack L. Rivkin*

                               Treasurer and Principal
                              Financial and Accounting
/s/ Barbara Muinos                    Officer                 September 18, 2003
----------------------------
Barbara Muinos

/s/ John Cannon                       Director                September 18, 2003
----------------------------
John Cannon*

/s/ Faith Colish                      Director                September 18, 2003
----------------------------
Faith Colish*

/s/ Walter G. Ehlers                  Director                September 18, 2003
----------------------------
Walter G. Ehlers*

/s/ C. Anne Harvey                    Director                September 18, 2003
----------------------------
C. Anne Harvey*

Signature                              Title                        Date
---------                              -----                        ----

/s/ Barry Hirsch                      Director                September 18, 2003
----------------------------
Barry Hirsch*

/s/ Robert A. Kavesh                  Director                September 18, 2003
-----------------------------
Robert A. Kavesh*

/s/ Howard A. Mileaf                  Director                September 18, 2003
-----------------------------
Howard A. Mileaf*

/s/ Edward I. O'Brien                 Director                September 18, 2003
-----------------------------
Edward I. O'Brien*

/s/ John P. Rosenthal                 Director                September 18, 2003
-----------------------------
John P. Rosenthal*

/s/ William E. Rulon                  Director                September 18, 2003
-----------------------------
William E. Rulon*

/s/ Cornelius T. Ryan                 Director                September 18, 2003
-----------------------------
Cornelius T. Ryan*

/s/ Tom Decker Seip                   Director                September 18, 2003
-----------------------------
Tom Decker Seip*

/s/ Candace L. Straight               Director                September 18, 2003
-----------------------------
Candace L. Straight*

 /s/ Peter P. Trapp                   Director                September 18, 2003
-----------------------------
Peter P. Trapp*


*Signatures affixed by Arthur C. Delibert on September 18, 2003 pursuant to power of attorney, which is incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003.

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

                                  EXHIBIT INDEX


Exhibit  Document Description
-------  --------------------

  a.     (1)  Articles of Incorporation. (Incorporated by reference to the
              Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on April 17, 2003)

         (2) Form of Articles Supplementary. (Filed herewith as Appendix A to the Statement of Additional Information, Part B of the Registrant's Registration Statement)

  b. By-Laws. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on June 23, 2003)

  c.     None.

  d. Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation and Articles II, VI and X of the By-Laws.

  e. Dividend Reinvestment Plan. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

  f.     None.

  g.     (1)  Management Agreement. (Incorporated by reference to the
              Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (2) Sub-Advisory Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

  h.     (1)  Underwriting Agreement with respect to Registrant's common stock.
              (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29,
              2003)

         (2) Form of Master Agreement Among Underwriters. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

         (3) Form of Master Selected Dealer Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)

         (4) Form of Underwriting Agreement with respect to Registrant's preferred stock. (Filed herewith)

  i.     None

  j. Custodian Contract. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

  k.     (1)  Transfer Agency and Service Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (2) Administration Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (3) Fee Waiver Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (4) Additional Compensation Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (5) Form of Auction Agency Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

         (6) Form of Broker-Dealer Agreement with respect to Registrant's preferred stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-107448 and 811-21334, filed on July 29, 2003)

  l.     (1)  Opinion and Consent of Counsel with respect to Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334 filed on June 23, 2003 and the Registrant's Registration Statement, File Nos. 333-106541 and 811-21334 filed on June 26, 2003)

         (2) Opinion and Consent of Counsel with respect to Registrant's preferred stock. (Filed herewith)

   m.    None.

   n.    Consent of Independent Auditors. (Filed herewith)

   o.    None.

   p. Letter of Investment Intent. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on June 23, 2003)

   q.    None.

   r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-104614 and 811-21334, filed on May 27, 2003)